[A/B]
[LOGO](R)


           AB BOND FUND, INC.
              -AB Intermediate Bond Portfolio
              (Class A-ABQUX; Class B-ABQBX; Class C-ABQCX; Advisor Class-ABQYX; Class R-ABQRX; Class K-ABQKX; Class I-ABQIX; Class Z-ABQZX)
              -AB Limited Duration High Income Portfolio
              (Class A-ALHAX; Class C-ALHCX; Advisor Class-ALHYX)
              -AB Credit Long/Short Portfolio
              (Class A-ALASX; Class C-ALCSX; Advisor Class-ALYSX)
              -AB Income Fund
              (Class A-AKGAX; Class C-AKGCX; Advisor Class-ACGYX)
              -AB Tax-Aware Fixed Income Portfolio
              (Class A-ATTAX; Class C-ATCCX; Advisor Class-ATTYX)
            AB UNCONSTRAINED BOND FUND, INC.
              (Class A-AGSAX; Class B-AGSBX; Class C-AGCCX; Advisor Class-AGSIX; Class R-AGSRX; Class K-AGSKX; Class I-AGLIX; Class Z-AGSZX)
            AB HIGH INCOME FUND, INC.
              (Class A-AGDAX; Class B-AGDBX; Class C-AGDCX; Advisor Class-AGDYX; Class R-AGDRX; Class K- AGDKX; Class I-AGDIX; Class Z-AGDZX)
            AB GLOBAL BOND FUND, INC.
              (Class A-ANAGX; Class B-ANABX; Class C-ANACX; Advisor Class-ANAYX; Class R-ANARX; Class K-ANAKX; Class I-ANAIX; Class Z-ANAZX)

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                 c/o AllianceBernstein Investor Services, Inc.
                 P.O. Box 786003, San Antonio, Texas 78278-6003
                           Toll Free: (800) 221-5672
                              For Literature: Toll
                              Free (800) 227-4618
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                      STATEMENT OF ADDITIONAL INFORMATION
                   January 31, 2018, as amended June 29, 2018

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           This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectus, dated January 31, 2018, for the AB Intermediate Bond Portfolio ("Intermediate Bond"), AB Limited Duration High Income Portfolio ("Limited Duration"), AB Credit Long/Short Portfolio ("Credit Long/Short"), AB Income Fund ("Income Fund") and AB Tax-Aware Fixed Income Portfolio ("Tax-Aware") of AB Bond Fund, Inc., AB Unconstrained Bond Fund, Inc. ("Unconstrained Bond"), AB Global Bond Fund, Inc. ("Global Bond") and AB High Income Fund, Inc. ("High Income") (each a "Fund", and collectively, the "Funds") that offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares of the Funds (except Limited Duration, Credit Long/Short, Income Fund and Tax-Aware, which offer Class A, Class C and Advisor Class Shares in the prospectus) (the "Prospectus").

           Financial statements for Intermediate Bond, Credit Long/Short, Income Fund, Tax-Aware, Unconstrained Bond and High Income for the year ended October 31, 2017, and financial statements for Global Bond and Limited Duration for the year ended September 30, 2017 are included in each Fund's annual report to shareholders and are incorporated into the SAI by reference. Copies of the Prospectus and each Fund's annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above or on the Internet at www.abfunds.com.

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                               TABLE OF CONTENTS
                               -----------------
                                                                         Page
INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS...........................1
INVESTMENT RESTRICTIONS....................................................52
MANAGEMENT OF THE FUNDS....................................................54
EXPENSES OF THE FUNDS......................................................95
PURCHASE OF SHARES........................................................107
REDEMPTION AND REPURCHASE OF SHARES.......................................135
SHAREHOLDER SERVICES......................................................138
NET ASSET VALUE...........................................................141
DIVIDENDS, DISTRIBUTIONS AND TAXES........................................145
PORTFOLIO TRANSACTIONS....................................................155
GENERAL INFORMATION.......................................................160
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC
  ACCOUNTING FIRM.........................................................191
APPENDIX A: PROXY VOTING AND GOVERNANCE POLICY STATEMENT..................A-1

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The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein(R)
is a registered trademark used by permission of the owner, AllianceBernstein
L.P.

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               INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS

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Introduction to the Funds
-------------------------

           Except as otherwise noted, each Fund's investment objectives and policies described below are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Fund's Board of Directors (the "Board") without shareholder approval. However, no Fund will change its investment objective without at least 60 days' prior written notice to shareholders. There is no guarantee that a Fund will achieve its investment objective. Whenever any investment policy or restriction states a percentage of a Fund's assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of a Fund's acquisition of such securities or other assets. Accordingly, except with respect to borrowing, any later increases or decreases in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation of this percentage limitation.

           Income Fund commenced operations on April 22, 2016. Income Fund acquired the assets and liabilities of the AllianceBernstein Income Fund, Inc., a closed-end fund, effective at the close of business on April 21, 2016.

Additional Investment Policies and Practices
--------------------------------------------

           The following information about the Funds' investment policies and practices supplements the information set forth in the Prospectus.

Derivatives
-----------

           A Fund may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

           There are four principal types of derivatives--options, futures contracts, forwards and swaps. These principal types of derivative instruments, as well as the methods through which they may be used by a Fund are described below. Derivatives include listed and cleared transactions where the Fund's derivative trade counterparty is an exchange or clearinghouse, and non-cleared bilateral "over-the-counter" ("OTC") transactions where the Fund's derivative trade counterparty is a financial institution. Exchange-traded derivatives tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

           Forward Contracts. A forward contract, which may be standardized or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying security, currency, commodity or other asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the security, commodity or other asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity.

           Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

           Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

           Swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments). Generally, the notional principal amount is used solely to calculate the payment streams but is not exchanged. Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission ("CFTC") or Securities and Exchange Commission ("SEC") approval of contracts for central clearing. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party.

           Risks of Derivatives and Other Regulatory Issues. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

          -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Fund's interest.

          -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

          -- Credit Risk. This is the risk that a loss may be sustained by a Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for derivatives traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the exchange or clearinghouse, which is the issuer or counterparty to each derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For uncleared OTC derivatives, there is no similar clearing agency guarantee. Therefore, a Fund considers the creditworthiness of each counterparty to an uncleared OTC derivative in evaluating potential credit risk.

          -- Counterparty Risk. The value of an OTC derivative will depend on the ability and willingness of a Fund's counterparty to perform its obligations under the transaction. If the counterparty defaults, a Fund will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, a Fund could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Fund. Participants in OTC derivatives markets generally are not subject to the same level of credit evaluation and regulatory oversight as are exchanges or clearinghouses. As a result, OTC derivatives generally expose a Fund to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.

          New regulations affecting derivatives transactions require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing. Under these new requirements, a central clearing organization is substituted as the counterparty to each side of the derivatives transaction. Each party to derivatives transactions is required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is intended to reduce, but not eliminate, counterparty risk. A Fund is subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations.

          -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

          -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

          -- Regulatory Risk. Various U.S. Government entities, including the CFTC and the SEC, are in the process of adopting and implementing additional regulations governing derivatives markets required by, among other things, the Dodd-Frank Act, including clearing, as discussed above, margin, reporting and registration requirements. In December 2015, the SEC proposed a new rule regarding derivatives imposing, among other things, limits on the amount of leverage a fund could be exposed to through derivatives and other senior securities transactions. While the full extent and cost of these regulations is currently unclear, these regulations could, among other things, restrict a Fund's ability to engage in derivatives transactions and/or increase the cost of such derivatives transactions, which could adversely affect investors. In addition, Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. These regulations and actions may adversely affect the instruments in which a Fund invests and its ability to execute its investment strategy.

          -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately-negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate with or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

          Other. A Fund may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act ("CEA") and the rules adopted by the CFTC thereunder. Under CFTC rules, a registered investment company that conducts more than a certain amount of trading in futures contracts, commodity options, certain swaps and other commodity interests is a commodity pool and its adviser must register as a commodity pool operator ("CPO"). Under such rules, registered investment companies that are commodity pools are subject to additional recordkeeping, reporting and disclosure requirements. The Funds, except Unconstrained Bond, Credit Long/Short and Income Fund, have claimed an exclusion from the definition of CPO under CFTC Rule 4.5 and are not currently subject to these recordkeeping, reporting and disclosure requirements under the CEA. The trading exemption in Rule 4.5 is not available to Unconstrained Bond, Credit Long/Short and Income Fund, and AllianceBernstein L.P., the Funds' adviser (the "Adviser") has registered as a CPO with respect to these Funds. This registration subjects Unconstrained Bond, Credit Long/Short and Income Fund to certain registration and reporting requirements but, under rules recently adopted by the CFTC, compliance with SEC disclosure and filing requirements will, for the most part, constitute compliance with comparable CFTC requirements.

Use of Options, Futures Contracts, Forwards and Swaps by a Fund
---------------------------------------------------------------

           - Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

           A Fund may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. A Fund may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

           If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Fund may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

           A Fund may also use forward currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, a Fund may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. The Fund would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Fund may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. The Fund would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

           The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved.

           - Options on Securities and Municipal and U.S. Government Securities. A Fund may write and purchase call and put options on securities. Tax-Aware may also write and purchase call and put options on municipal and U.S. Government securities. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

           A Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. A Fund may write covered options or uncovered options. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the exercise price of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than the exercise price of the put option it has written. Uncovered options or "naked options" are riskier than covered options. For example, if a Fund wrote a naked call option and the price of the underlying security increased, the Fund would have to purchase the underlying security for delivery to the call buyer and sustain a loss, which could be substantial, equal to the difference between the option price and the market price of the security.

           A Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

           A Fund may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

           A Fund may also, as an example, write combinations of put and call options on the same security, known as "straddles", with the same exercise and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

           A Fund may purchase or write options on securities of the types in which it is permitted to invest in privately-negotiated (i.e., OTC) transactions. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

           A Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

           -- Options on Securities Indices and Municipal and U.S. Government Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

           A Fund may write (sell) call and put options and purchase call and put options on securities indices. If a Fund purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

           A Fund may also write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declines below the exercise price of the put option, the Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option. If the decline or increase in the value securities index is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

           The purchase of call options on securities indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.

           -- Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, Tax-Aware may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indices, futures contracts (including on individual securities and stock indices) or shares of exchange-traded funds ("ETFs") at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Fund has the risk of losing the entire amount paid for the call or put options.

           - Options on Foreign Currencies. A Fund may purchase and write options on foreign currencies for hedging or non-hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

           Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

           A Fund may write options on foreign currencies for hedging purposes or to increase return. For example, where a Fund anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

           Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forgo all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

           In addition to using options for the hedging purposes described above, a Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. A Fund may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, the Fund may purchase call options in anticipation of an increase in the market value of a currency. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, the Fund would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Fund for the purpose of benefiting from a decline in the value of a currency that the Fund does not own. A Fund would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Fund would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Special Risks Associated with Options on Currencies. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Fund will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

           -- Futures Contracts and Options on Futures Contracts. Futures contracts that a Fund may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. A Fund may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

           Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value ("NAV") of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

           A Fund may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

           Conversely, a Fund could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

           A Fund may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

           A Fund may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Fund may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures contracts are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

           Purchases or sales of stock or bond index futures contracts may be for investment purposes. They may also be used for hedging or risk management purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts may be closed out.

           Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Fund will be traded on U.S. exchanges.

           The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Fund's portfolio. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

           A Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or in part, by a profit on the option. If the anticipated market decline were not to occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities that the Fund intends to purchase may be less expensive.

           -- Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Fund may be either the buyer or seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer. The contingent payment will be either (i) the "par value" (full amount) of the reference obligation in which case the Fund will receive the reference obligation in return, or (ii) an amount equal to the difference between the par value and the current market value of the obligation. The value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. If the Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

           Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

           --Currency Swaps. A Fund may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the exchange by the Fund with another party of a series of payments in specified currencies. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation and again upon termination of the transaction. Currency swaps may be bilaterally and privately negotiated, with the Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. The Funds will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty thereto is rated in the highest short-term rating category of at least one nationally recognized statistical rating organization ("NRSRO") at the time of entering into the transaction.

           --Swaps: Interest Rate Transactions. A Fund may enter into interest rate swap, swaption and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

           Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments) computed based on a contractually-based principal (or "notional") amount.

           An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

           Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

           Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. A Fund will enter into bilateral swap agreements, including interest rate swap, swaption, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating. For cleared interest rate swaps, the Adviser will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker but there will be no prescribed NRSRO rating requirements for these entities.

           - Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of the Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

           - Total Return Swaps. A Fund may enter into total return swaps in order to take a "long" or "short" position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

           - Variance and Correlation Swaps. A Fund, except Tax-Aware, may enter into variance or correlation swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual "variance" as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its "volatility") over the length of the contract term. The parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. "Correlation" as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

           Special Risks Associated with Swaps. Risks may arise as a result of the failure of the counterparty to a bilateral swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by a Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of the counterparty to a bilateral swap contract. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing. Central clearing is expected, among other things, to reduce counterparty credit risk, but does not eliminate it completely.

           Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the changes in value on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

           - Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

           - Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Fund's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Funds may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

Event-Linked Securities
-----------------------

           Event-linked securities are variable rate or fixed-rate fixed-income securities or types of equity securities for which the return of principal and payment of interest are contingent on the non-occurrence of various catastrophe exposures, which may be specific trigger events or a diversified group of events, such as hurricanes, typhoons, wind events or earthquakes. The most common type of fixed-income securities are known as "catastrophe" or "CAT" bonds. In some cases, the trigger event(s) will not be deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) or caused a certain amount of actual or modeled loss. If the trigger event(s) occurs prior to the securities' maturity, the Fund may lose all or a portion of its principal and forgo additional interest.

           These securities may have a special condition that states that if the issuer (i.e., an insurance or reinsurance company) suffers a loss from a particular pre-defined catastrophe, then the issuer's obligation to pay interest and/or repay the principal is either deferred or completely forgiven. For example, if a Fund holds a fixed-income security that covers an insurer's losses due to a hurricane with a "trigger" at $1 billion and a hurricane hits causing $1 billion or more in losses to such insurer, then the Fund will lose all or a portion of its principal invested in the security and forgo any future interest payments. If the trigger event(s) does not occur, the Fund will recover its principal plus interest. Interest typically accrues and is paid on a quarterly basis. Although principal typically is repaid only on the maturity date, it may be repaid in installments, depending on the terms of the securities.

           Event-linked securities may be issued by government agencies, insurance companies, reinsurers, special purpose companies or other on-shore or off-shore entities. Event-linked securities are a relatively new type of financial instrument. As a result, there is no significant trading history of these securities and these securities may be illiquid or the markets for these instruments may not be liquid at all times. These securities may be rated, generally below investment grade or the unrated equivalent, and have the same or equivalent risks as higher yield debt securities ("junk bonds"). The rating primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur as well as the overall expected loss to the principal of the security.

Forward Commitments and When-Issued and Delayed Delivery Securities
-------------------------------------------------------------------

           Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made. The Fund assumes the rights and risks of ownership of the security, but does not pay for the securities until they are received. If a Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Fund's volatility of returns.

           When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's NAV.

           The use of forward commitments enables a Fund to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Fund may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). In addition, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values.

           Forward commitments include "To be announced" ("TBA") mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool number or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, (including fixed-rate or variable-rate mortgages) are allocated to the TBA mortgage-backed securities transactions.

           At the time a Fund intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

           Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, a Fund may be adversely affected.

Illiquid Securities
-------------------

           A Fund will not invest in illiquid securities if immediately after such investment more than 15% of the Fund's net assets would be invested in such securities. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by a Fund OTC and the cover for options written by the Fund OTC, and
(c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

           Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

           Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers ("Rule 144A Securities"). To the extent permitted by applicable law, Rule 144A Securities will not be treated as illiquid for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Board. Pursuant to these guidelines, the Adviser will monitor the liquidity of a Fund's investment in Rule 144A Securities. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

           The Adviser, acting under the oversight of the Board, will monitor the liquidity of restricted securities in a Fund that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable SEC interpretation or position with respect to such type of securities.

Insurance Feature
-----------------

           The insurance feature is generally described in the Prospectus under "Additional Information about the Funds' Risks and Investments--Insured Securities."

           Tax-Aware may obtain insurance on its municipal bonds or purchase insured municipal bonds covered by policies issued by monoline insurance companies. Currently, only Assured Guaranty Municipal Corp. ("AGM") is writing policies on newly issued municipal bonds. AGM (formerly, Financial Security Assurance Holdings Ltd.) is an indirect subsidiary of Assured Guaranty Ltd. ("Assured"). Prior to the 2008 financial crisis, there were several other insurers writing policies on municipal bonds, but the ratings of these insurers have been severely downgraded and, while they are still insuring municipal bonds under policies written prior to the financial crisis, they are no longer writing new policies. As noted above, most of these insurers have been downgraded and it is possible that additional downgrades may occur. Moody's Investors Service, Inc. ("Moody's") and S&P Global Ratings ("S&P") ratings reflect the respective rating agency's current assessment of the creditworthiness of each insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. The ratings are not recommendations to buy, sell or hold the municipal bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the municipal bonds.

           It should be noted that insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefore. Moreover, while insurance coverage for the municipal securities held by Tax-Aware may reduce credit risk, it does not protect against market fluctuations caused by changes in interest rates and other factors. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing insured municipal securities, the Adviser currently evaluates the risk and return of such securities through its own research.

Investment in Exchange-Traded Funds and Other Investment Companies
------------------------------------------------------------------

           The Funds may invest in shares of ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance thereunder. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for various reasons. The Funds will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which is based on supply and demand in the market for the ETF's shares, may differ from its NAV. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.

           The Funds may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations or exemptive orders thereunder. As with ETF investments, if the Funds acquire shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which if not waived or reimbursed in whole or in part, would be in addition to the Funds' expenses. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. A Fund's investment in other investment companies, including ETFs, subjects the Fund indirectly to the underlying risks of those investment companies.

Loans of Portfolio Securities
-----------------------------

           A Fund may seek to increase income by lending portfolio securities to brokers, dealers, and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statute, rules, or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act. Generally, under the securities lending program, all securities loans will be secured continually by cash collateral. A principal risk in lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and, that the collateral will not be sufficient to replace the loaned securities upon the borrower's default. In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight of the Board) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Fund will be compensated for the loan from a portion of the net return from the interest earned on the cash collateral after a rebate paid to the borrower (which may be a negative amount - i.e., the borrower may pay a fee to the Fund in connection with the loan) and payments for fees paid to the securities lending agent and for certain other administrative expenses.

           A Fund will have the right to call a loan and obtain the securities loaned on notice to the borrower within the normal and customary settlement time for the securities. While securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distribution from the securities.

           A Fund will invest any cash collateral from its securities lending activities in shares of an affiliated money market fund managed by the Adviser and approved by the Board. Any such investment of cash collateral will be subject to the money market fund's investment risk. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

           A Fund will not have the right to vote any securities having voting rights during the existence of the loan. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise voting or ownership rights. When the Fund lends its securities, its investment performance will continue to reflect the value of securities on loan.

Loan Participations and Assignments
-----------------------------------

           A Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers ("Loans") either by participating as co-lender at the time the loan is originated ("Participations") or by buying an interest in the loan in the secondary market from a financial institution or institutional investor ("Assignments"). The financial status of an institution interposed between a Fund and a borrower may affect the ability of the Fund to receive principal and interest payments.

           A Fund's investment may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

           A Fund's investment in Participations typically will result in the Fund having a contractual relationship only with the financial institution arranging the Loan with the borrower (the "Lender") and not with the borrower directly. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher.

           When a Fund purchases Assignments from Lenders it will typically acquire direct rights against the borrower on a Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a Loan is through a Participation and not an Assignment.

           Loans in which a Fund may invest include participations in "bridge loans", which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of an acquisition. A Fund may also participate in unfunded loan commitments, which are contractual obligations for future funding, and receive a commitment fee based on the amount of the commitment.

           A Fund may have difficulty disposing of Assignments and Participations because in order to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its asset value.

Mortgage-Related Securities, Other Asset-Backed Securities and
Structured Financings
--------------------------------------------------------------

           The mortgage-related securities in which a Fund may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as the Funds) by governmental, government-related or private organizations. Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resale as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations ("CMOs"), CMO residuals, adjustable-rate mortgage securities ("ARMS"), stripped mortgage-backed securities ("SMBSs"), commercial mortgage-backed securities ("CMBS"), TBA mortgage-backed securities, mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

           Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by GNMA, are described as "modified pass-through". These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

           The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate, 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years, is less than 12 years, but typically not less than 5 years.

           Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund. The compounding effect from reinvestment of monthly payments received by the Fund will increase the yield to shareholders compared with bonds that pay interest semi-annually.

           The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or U.S. Department of Veterans Affairs-guaranteed mortgages.

           Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations or corporate instrumentalities of the U.S. Government respectively (government-sponsored entities or "GSEs"), which were owned entirely by private stockholders until 2008 when they were placed in conservatorship by the U.S. Government. After being placed in conservatorship, the GSEs issued senior preferred stock and common stock to the U.S. Department of the Treasury ("U.S. Treasury") in an amount equal to 79.9% of each GSE in return for certain funding and liquidity arrangements. The GSEs continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations associated with its mortgage-backed securities. The U.S. Treasury provided additional funding to the GSEs, but the GSEs have paid dividends to the U.S. Treasury in a cumulative amount that exceeds the payments made to the GSEs by the U.S. Treasury since 2008. The future of the GSEs is unclear as Congress is considering whether to adopt legislation that would severely restrict or even terminate their operations. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal.

           Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

           The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee that the credit enhancements, if any will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

           In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or GSE guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored, mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately-issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label, mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

           Collateralized Mortgage Obligations. Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche", is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

           Adjustable-Rate Mortgage Securities. ARMS bear interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

           Stripped Mortgage-Related Securities. SMRS are mortgage-related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets and one class of principal-only securities (POs) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

           A Fund will only invest in SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States or by other U.S. Government sponsored entities. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

           Commercial Mortgage-Backed Securities. CMBS are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. CMBS have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. CMBS may pay fixed or floating rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

           Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

           As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates.

           Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

           Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

           Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable, thus there may be a limited market for these securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Fund's ability to buy or sell those securities at any particular time. Without an active trading market, mortgage-related securities held in a Fund's portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, the rating agencies may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

           As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

           GSE Risk-Sharing Bonds. Another type of mortgage-related security, known as GSE Risk-Sharing Bonds or Credit Risk Transfer securities ("CRTs"), transfers a portion of the risk of borrower defaults from the issuing GSE to investors through the issuance of a bond whose return of principal is linked to the performance of a selected pool of mortgages. CRTs are issued by GSEs (and sometimes banks or mortgage insurers) and structured without any government or GSE guarantee in respect of borrower defaults or underlying collateral. Typically, CRTs are issued at par and have stated final maturities. CRTs are structured so that: (i) interest is paid directly by the issuing GSE and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a certain pool of residential mortgage loans acquired by the GSE.

           The risks associated with an investment in CRTs differ from the risks associated with an investment in mortgage-backed securities issued by GSEs because, in CRTs, some or all of the credit risk associated with the underlying mortgage loans is transferred to the end-investor. As a result, in the event that a GSE fails to pay principal or interest on a CRT or goes through bankruptcy, insolvency or similar proceeding, holders of such CRT have no direct recourse to the underlying mortgage loans.

           Other Asset-Backed Securities. A Fund may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, the Fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations and defaults similar to the risks of investment in mortgage-related securities discussed above.

           Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

           Structured Financings. A Fund may invest in fixed-income securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include, for example, mortgage-related real estate and other asset-backed securities. These securities may be privately-negotiated and are generally not publicly traded and are illiquid. A Fund's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

           A Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

           Under the terms of subordinated securities, payments that would be made to their holders may be required to be made to the holders of more senior securities and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to holders of more senior securities). As a result, subordinated or junior securities will be disproportionately affected by a default or even a perceived decline in the creditworthiness of the issuer.

Municipal Securities
--------------------

           Tax-Aware will invest in municipal securities. Municipal securities include municipal bonds as well as short-term (i.e., maturing in under one year to as much as three years) municipal notes, demand notes and tax-exempt commercial paper. In the event Tax-Aware invests in demand notes, the Adviser will continually monitor the ability of the obligor under such notes to meet its obligations. Typically, municipal bonds are issued to obtain funds used to construct a wide range of public facilities, such as schools, hospitals, housing, mass transportation, airports, highways and bridges. The funds may also be used for general operating expenses, refunding of outstanding obligations and loans to other public institutions and facilities.

           Municipal bonds have two principal classifications: general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from general tax and other unrestricted revenues of the issuer. The term "issuer" means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal and interest on the bonds. Certain types of private activity bonds are also considered municipal bonds if the interest thereon is exempt from federal income tax.

           Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

           Tax-Aware may invest a portion of its assets in municipal securities that pay interest at a coupon rate equal to a base rate plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap". Although the specific terms of these municipal securities may differ, the amount of any additional interest payment typically is calculated pursuant to a formula based upon an applicable short-term interest rate index multiplied by a designated factor. The additional interest component of the coupon rate of these municipal securities generally expires before the maturity of the underlying instrument. These municipal securities may also contain provisions that provide for conversion at the option of the issuer to constant interest rates in addition to standard call features.

           Tax-Aware may invest in zero-coupon municipal securities, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero-coupon municipal securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

           Tax-Aware may also invest in municipal securities, the interest rate on which has been divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the "Residual Component") pays a current residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the auction rate paid on the Auction Component. Tax-Aware may purchase both Auction and Residual Components.

           Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease the Auction Component's rate increases and increase as the Auction Component's rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

            Tax-Aware may also invest in (i) asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of, for the purposes of Tax-Aware's investment, a pool of municipal securities, or
(ii) partnership and grantor trust-type derivative securities, whose ownership allows the purchaser to receive principal and interest payments on underlying municipal securities. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon the municipal securities held by the issuer. There are many types of these securities, including securities in which the tax-exempt interest rate is determined by an index, a swap agreement, or some other formula, for example, the interest rate payable on the security may adjust either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of Tax-Aware to tender the security prior to its stated maturity. Tax-Aware will not purchase an asset-backed or derivatives security of the type discussed in this paragraph unless it has opinion of counsel in connection with the purchase that interest earned by the Fund from the securities is exempt from, as applicable, federal and state income taxes.

           Municipal notes in which Tax-Aware may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within one to seven days' notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

           Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and tax-exempt commercial paper.

           Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem, income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most such cases, the long-term bonds provide the money for the repayment of the notes.

           Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

           There are, of course, variations in the terms of, and the security underlying, municipal securities, both within a particular rating classification and between such classifications, depending on many factors. The ratings of Moody's, S&P and Fitch Ratings ("Fitch") represent their opinions of the quality of the municipal securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while the municipal securities of the same maturity and coupon, but with different ratings, may have the same yield. The Adviser appraises independently the fundamental quality of the securities included in Tax-Aware Fund's portfolio.

            Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. However, Tax-Aware does not have any restrictions on the maturity of municipal securities in which it may invest. Tax-Aware will seek to invest in municipal securities of such maturities that, in the judgment of the Adviser, will provide a high level of current income consistent with liquidity requirements and market conditions. The achievement of Tax-Aware's investment objective depends in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the SEC, although from time to time there have been proposals which would require registration in the future.

            Tax-Aware may invest in municipal securities rated below investment grade or unrated municipal securities. These securities may present a substantial risk of default or may be in default at the time of purchase. See "Certain Risk and Other Considerations - Investments in Lower-Rated and Unrated Instruments" below.

           After purchase by Tax-Aware, a municipal security may cease to be rated or it may default. These events do not require sales of such securities by Tax-Aware, but the Adviser will consider such event in its determination of whether the Fund should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use such changed ratings in a manner consistent with Tax-Aware's quality criteria as described in the Prospectus.

           Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

           From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by Tax-Aware and the value of the Fund would be affected. Additionally, Tax-Aware's investment objective and policies would be reevaluated.

Preferred Stock
---------------

           A Fund may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Repurchase Agreements and Buy/Sell Back Transactions
----------------------------------------------------

           A repurchase agreement is an agreement by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of a repurchase agreement, the Fund monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by a Fund.

           The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. A Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund's rights. The Fund's Board has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

           A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, constitutes two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction constitutes two separate transactions. Each Fund has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Reverse Repurchase Agreements and Dollar Rolls
----------------------------------------------

           Reverse repurchase agreements are identical to repurchase agreements except that rather than buying securities for cash subject to their repurchase by the seller, a Fund sells portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price slightly higher than the sale price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of a reverse repurchase agreement is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the "interest cost" to the Fund of the reverse repurchase transaction, i.e., the difference between the sale and repurchase price for the securities, is less than the cost of otherwise obtaining the cash invested in portfolio securities.

           Reverse repurchase agreements are considered to be a loan to the Fund by the counterparty, collateralized by the assets subject to repurchase because the incidents of ownership are retained by the Fund. By entering into reverse repurchase agreements, the Fund obtains additional cash to invest in other securities. The Funds may use reverse repurchase agreements for borrowing purposes if it believes that the cost of this form of borrowing will be lower than the cost of bank borrowing. Reverse repurchase agreements create leverage and are speculative transactions because they allow a Fund to achieve a return on a larger capital base relative to its NAV. The use of leverage creates the opportunity for increased income for the Fund's shareholders when the Fund achieves a higher rate of return on the investment of the reverse repurchase agreement proceeds than it pays in interest on the reverse repurchase transactions. However, there is the risk that returns could be reduced if the rates of interest on the investment proceeds do not exceed the interest paid by a Fund on the reverse repurchase transactions.

           Dollar rolls involve sales by a Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

           Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, the use of these investments results in leveraging the Fund's common stocks because the Fund uses the proceeds to make investments in other securities. See "Borrowing and Use of Leverage" below.

Rights and Warrants
-------------------

           Tax-Aware may invest in rights and warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Fund's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities that may be purchased, nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Securities Ratings
------------------

           The ratings of fixed-income securities by Moody's, S&P, Fitch and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

           Securities rated Baa, BBB+, BBB, or BBB- by S&P or Baa1, Baa2 or Baa3 by Moody's are considered by Moody's to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

           Non-rated securities will also be considered for investment by a Fund when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objectives and policies.

           The Adviser generally uses ratings issued by S&P, Moody's and Fitch. Some securities are rated by more than one of these ratings agencies, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Fund, if a security is rated by two or more rating agencies, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody's and S&P only, with Moody's rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody's and BBB by S&P). Or, if a security is rated by Moody's, S&P and Fitch, with Moody's rating the security as Ba, S&P as BBB and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody's, BBB by S&P and BBB by Fitch).

           The Adviser will try to reduce the risk inherent in the Fund's investment approach through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. In considering investments for Funds that invest in high-yielding securities, the Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

           In the event that the credit rating of a security held by the Fund is downgraded, the credit quality deteriorates after purchase, or the security defaults, the Fund will not be obligated to dispose of that security and may continue to hold the security if, in the opinion of the Adviser, such investment is appropriate in the circumstances.

            Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

Short Sales
-----------

           A Fund may make short sales of securities or maintain a short position. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, the security is not to be delivered upon consummation of the sale. Among other reasons, a Fund may make short sales of securities or maintain a short position for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes. The Fund may not make a short sale if more than 10% of the Fund's net assets (taken at market value) is held as collateral for short sales at any one time. A short sale of a security involves the risk that, instead of declining, the price of the security sold short will rise. If the price of the securities sold short increases between the time of a short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. See "Dividends, Distributions and Taxes-Tax Straddles" for a discussion of certain special federal income tax considerations that may apply to short sales which are entered into by the Fund.

Standby Commitment Agreements
-----------------------------

           Tax-Aware may, from time to time, enter into standby commitment agreements. Such agreements commit Tax-Aware, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. Tax-Aware will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis.

           There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, Tax-Aware will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

           The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of Tax-Aware's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Structured Products
-------------------

           A Fund may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities, or by reference to an unrelated benchmark related to an objective index, economic factor or other measure such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

           Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

           Investing in structured products may be more efficient and less expensive for a Fund than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

           Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may be less liquid and more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product.

           Structured Notes and Indexed Securities: A Fund may invest in a particular type of structured instrument sometimes referred to as a "structured note". The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

           Commodity Index-Linked Notes and Commodity-Linked Notes: Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose the Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, the Fund might receive interest or principal payments on the note that are determined based upon a specified multiple of the change in value of the underlying commodity, commodity futures contract or index.

           Credit-Linked Securities: Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high-yield markets and/or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust's receipt of payments from, and the trust's potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed-upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, and leverage risk and management risk. These securities are generally structured as Rule 144A Securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.

Tender Option Bond ("TOB") Transactions
---------------------------------------

           Tax-Aware may enter into TOB transactions ("TOBs") in which the Fund sells a municipal security to a broker, which, in turn deposits the bond into a special purpose vehicle, which is generally organized as a trust, sponsored by the broker (the "Trust"). The Fund receives cash and a residual interest security (sometimes referred to as "inverse floaters") issued by the Trust in return. The Trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term demand notes. These securities, sometimes referred to as "floaters", are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. Under certain circumstances, the Trust may be terminated or collapsed, either by the Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond or in the event holders of the floaters tender their securities to the liquidity provider. The Fund continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the SPV, which include payments to the trustee and the liquidity provider and organizational costs. The Fund uses the cash received from the transaction for investment purposes, which involves leverage risk.

U.S. Government Securities
--------------------------

           U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by GNMA, the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration and including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or institutions; and (iii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that were historically not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the FNMA and FHLMC, and governmental CMOs. The maturities of the U.S. Government securities listed in paragraphs (i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amounts with principal payments at maturity or specified call dates.

           U.S. Government securities also include zero-coupon securities and principal-only securities and certain SMRS. Zero-coupon securities are described in more detail in "Zero-Coupon Securities" below, and SMRS and principal-only securities are described in more detail in "Mortgage-Related Securities and Other Asset-Backed Securities - Stripped Mortgage-Related Securities" above. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS.

           Inflation-indexed securities such as Treasury Inflation-Protected Securities, or TIPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

           Inflation-indexed securities tend to react to changes in real interest rates. In general, the price of these securities can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of these securities may be vulnerable to changes in expectations of inflation. Interest payments on these securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

           TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 30 years.

           Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Fund that holds the securities.

           U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

Variable, Floating and Inverse Floating Rate Securities
-------------------------------------------------------

           These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Zero-Coupon Securities
----------------------

           A zero-coupon security pays no interest to its holder during its life. An investor acquires a zero-coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a "deep discount" price). Upon maturity of the zero-coupon security, the investor receives the face value of the security.

           A Fund may invest in zero-coupon Treasury securities, which consist of Treasury bills or the principal components of U.S. Treasury bonds or notes. A Fund may also invest in zero-coupon securities issued by U.S. Government agencies or instrumentalities that are supported by the full faith and credit of the United States, which consist of the principal components of securities of U.S. Government agencies or instrumentalities.

           Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. The zero-coupon securities purchased by the Funds may consist of principal components held in STRIPS form issued through the U.S. Treasury's STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

           Because zero-coupon securities trade at a discount from their face or par value but pay no periodic interest, they are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest.

           Current federal tax law requires that a holder (such as the Funds) of a zero-coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year (generally referred to as "original issue discount" or "OID"). As a result, in order to make the distributions necessary for a Fund not to be subject to federal income or excise taxes, a Fund may be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Fund has actually received as interest during the year. The Funds believe, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet their investment objectives.

Certain Risk and Other Considerations
-------------------------------------

           Borrowing and Use of Leverage. A Fund may use borrowings for investment purposes subject to the restrictions of the 1940 Act. A Fund may also use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls and, with respect to Tax-Aware, TOBs. This means that the Fund uses the cash proceeds made available during the term of these transactions to make investments in other securities.

           Borrowings by a Fund result in leveraging of the Fund's shares of common stock. The proceeds of such borrowings will be invested in accordance with the Fund's investment objective and policies. The Adviser anticipates that the difference between the interest expense paid by the Fund on borrowings and the rates received by the Fund from its investment portfolio issuers will provide the Fund's shareholders with a potentially higher yield.

           Utilization of leverage, which is usually considered speculative, however, involves certain risks to a Fund's shareholders. These include a higher volatility of the NAV of the Fund's shares of common stock and the relatively greater effect on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates. So long as the Fund is able to realize a net return on the leveraged portion of its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Fund's shareholders to realize a higher net return than if the Fund were not leveraged. However, to the extent that the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on the leveraged portion of the Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced, and if the interest expense on borrowings or carrying costs of leveraged transactions were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in NAV per share than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense on borrowings or the carrying costs of leveraged transactions, it could be necessary for the Fund to liquidate certain of its investments in adverse circumstances, potentially significantly reducing its NAV.

           During periods of rising short-term interest rates, the interest paid on floaters in TOB transactions would increase, which may adversely affect Tax-Aware's net returns. If rising interest rates coincide with a period of rising long-term rates, the value of long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the Fund's NAV. In certain circumstances, adverse changes in interest rates or other events could cause a TOB Trust to terminate or collapse, potentially requiring Tax-Aware to liquidate longer-term municipal securities at unfavorable prices to meet the Trust's outstanding obligations.

           Certain transactions, such as derivatives transactions, forward commitments, reverse repurchase agreements and short sales involve leverage and may expose a Fund to potential losses that, in some cases, may exceed the amount originally invested by the Fund. When a Fund engages in such transactions, it will, in accordance with guidance provided by the SEC or its staff in, among other things, regulations, interpretative releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to the Fund's exposure, on a marked-to-market or other relevant basis, to the transaction. Transactions for which assets have been segregated will not be considered "senior securities" for purposes of the Fund's investment restriction concerning senior securities. The segregation of assets is intended to enable the Fund to have assets available to satisfy its obligations with respect to these transactions, but will not limit the Fund's exposure to loss.

           Cyber Security Risk. As the use of the Internet and other technologies has become more prevalent in the course of business, the Funds and their service providers, including the Adviser, have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest have the ability to cause disruptions and affect business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed that are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Funds do not control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

           Investments in Lower-Rated and Unrated Instruments. A Fund may invest in lower-rated securities, in some cases, substantially (High Income), which may include securities having the lowest rating for non-subordinated debt securities (i.e., rated C by Moody's or CCC or lower by S&P & Fitch) and unrated securities of equivalent investment quality (commonly referred to as "junk bonds"). Debt securities with such a rating are considered by the rating organizations to be subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

           Lower-rated securities generally are considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Adviser may experience difficulty in valuing such securities and, in turn, a Fund's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Transaction costs with respect to lower-rated securities may be higher, and in some cases information may be less available, than is the case with investment grade securities.

           Many fixed-income securities, including certain U.S. corporate fixed-income securities in which a Fund may invest, contain call or buy-back features that permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Fund.

           Non-rated municipal or other fixed-income securities will also be considered for investment by Tax-Aware when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.

           In seeking to achieve a Fund's investment objectives, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Fund.

           U.S. Corporate Fixed-Income Securities. A Fund may invest in U.S. corporate fixed-income securities that may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Finally, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. A Fund may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as the Adviser believes such investment is consistent with the Fund's investment objectives. A Fund's rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

           Risks of Investments in Foreign Securities. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-U.S. companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. companies. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

           There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Fund may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

           It is contemplated that foreign securities will be purchased in OTC markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

           Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which a Fund may invest and could adversely affect a Fund's assets should these conditions or events recur.

           In June 2016, the United Kingdom ("UK") voted in a referendum to leave the European Union ("EU"). On March 29, 2017, the UK notified the European Council of its intention to withdraw from the EU. It is expected that the UK's withdrawal will be completed within two years of such notification. There is considerable uncertainty relating to the potential consequences of the withdrawal. During this period and beyond, the impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, Europe and globally, which could have an adverse effect on the value of a Fund's investments.

           Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of a Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

           Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

           Income from certain investments held by a Fund could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Fund's NAV may also be affected by changes in the rates or methods of taxation applicable to that Fund or to entities in which that Fund has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by the Fund will not be subject to change. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. See "U.S. Federal Income Taxation of Dividends and Distributions".

           Investors should understand that the expense ratio of a fund investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

           Foreign Currency Transactions. A Fund may invest in securities denominated in foreign currencies and a corresponding portion of the Fund's revenues will be received in such currencies. In addition, a Fund may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of a Fund's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect a Fund's income. A Fund will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While a Fund has this ability, there is no certainty as to whether and to what extent the Fund will engage in these practices.

           Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Fund's total assets adjusted to reflect the Fund's net position after giving effect to currency transactions is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

           A Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet, among other things, the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves, involve certain special risks. See "Additional Investment Policies and Practices", above.

           Additional Risks of Options on Forward Currency Exchange Contracts, Options on Foreign Currencies, Swaps and Other Options. Unlike transactions entered into by a Fund in futures contracts and exchange-traded options, options on foreign currencies and forward currency exchange contracts may not be traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. Such instruments may instead be traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Nasdaq PHLX and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded OTC. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward currency exchange contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

           OTC transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of OTC contracts, and a Fund could be required to retain options purchased or written, or forward currency exchange contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

           Further, OTC transactions are not subject to the guarantee of an exchange clearinghouse, and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. A Fund will enter into an OTC transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

           Transactions in OTC options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. A Fund is not able to determine at this time whether or to what extent additional restrictions on the trading of OTC options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

           Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

           The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

           Options on U.S. Government securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume period.

           Sovereign Debt Obligations. No established secondary markets may exist for many of the Sovereign Debt Obligations in which a Fund may invest. Reduced secondary market liquidity may have an adverse effect on the market price and the Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain Sovereign Debt Obligations may also make it more difficult for a Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many Sovereign Debt Obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

           By investing in Sovereign Debt Obligations, a Fund will be exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

           Many countries providing investment opportunities for a Fund have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries.

           Investing in Sovereign Debt Obligations involves economic and political risks. The Sovereign Debt Obligations in which a Fund may invest in most cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

           Central banks and other governmental authorities which control the servicing of Sovereign Debt Obligations may not be willing or able to permit the payment of the principal or interest when due in accordance with the terms of the obligations. As a result, the issuers of Sovereign Debt Obligations may default on their obligations. Defaults on certain Sovereign Debt Obligations have occurred in the past. Holders of certain Sovereign Debt Obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to the issuers. The interests of holders of Sovereign Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for Sovereign Debt Obligations may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

           The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any.

           To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

           Another factor bearing on the ability of a country to repay Sovereign Debt Obligations is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its Sovereign Debt Obligations.

           A Fund, except Tax-Aware, is permitted to invest in Sovereign Debt Obligations that are not current in the payment of interest or principal or are in default, so long as the Adviser believes it to be consistent with the Fund's investment objectives. A Fund may have limited legal recourse in the event of a default with respect to certain Sovereign Debt Obligations it holds. For example, remedies from defaults on certain Sovereign Debt Obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of Sovereign Debt Obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of Sovereign Debt Obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

--------------------------------------------------------------------------------

                            INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

Fundamental Investment Policies
-------------------------------

           The following fundamental investment policies may not be changed without approval by the vote of a majority of a Fund's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

           As a matter of fundamental policy, a Fund:

           (a) may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

           (b) may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps, are not deemed to be the issuance of a senior security;

           (c) may not make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

           (d) may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

           (e) with respect to High Income and Global Bond, may not purchase or sell commodities regulated by the CFTC under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts, and, with respect to Intermediate Bond, Unconstrained Bond, Credit Long/Short, Income Fund and Tax-Aware may purchase or sell commodities or options thereon to the extent permitted by applicable law; or

           (f) may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

           As a matter of fundamental policy, each of Global Bond, Intermediate Bond, Unconstrained Bond, Limited Duration, Credit Long/Short, High Income, Income Fund and Tax-Aware is diversified (as that term is defined in the 1940
Act). This means that at least 75% of the Fund's assets consist of:

          o    Cash or cash items;
          o    Government securities;
          o    Securities of other investment companies; and
          o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.

Non-Fundamental Investment Policies
-----------------------------------

           As a matter of non-fundamental policy, each Fund has adopted a policy that provides that the Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

           As a matter of non-fundamental policy, High Income has adopted a policy that provides that the Fund may not purchase shares of any registered open-end investment company or registered unit investment trust in reliance on
Section 12(d)(1)(F) or (G) of the 1940 Act at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

--------------------------------------------------------------------------------

                            MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------

The Adviser
-----------

           The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each of the Funds under the supervision of each Fund's Board (see "Management of the Funds" in the Prospectus). The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

           The Adviser is a leading global investment management firm supervising client accounts with assets as of September 30, 2017, totaling approximately $535 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

           As of September 30, 2017, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

                 AXA and its subsidiaries                64.0%
                 AllianceBernstein Holding L.P.           34.9
                 Unaffiliated holders                      1.1
                                                     -----------------
                                                        100.0%
                                                     =================

           AXA S.A. ("AXA") is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries"). AllianceBernstein Holding L.P. ("Holding") is a Delaware limited partnership, the units of which ("Holding Units") are traded publicly on the Exchange under the ticker symbol "AB". As of September 30, 2017, AXA owned approximately 2.7% of the issued and outstanding assignments of beneficial ownership of Holding Units.

           AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 64.9% economic interest in the Adviser as of September 30, 2017.

           On May 10, 2017, AXA announced its intention to sell and list for trading a minority stake of its U.S. operations (expected to consist of AXA's U.S. Life & Savings business and its interests in the Adviser and AllianceBernstein Corporation) during the first half of 2018, subject to market conditions and the SEC review process. AXA and its subsidiaries will maintain a controlling interest in the Adviser.

Advisory Agreements and Expenses
--------------------------------

           The Adviser serves as investment manager and adviser of each of the Funds, continuously furnishes an investment program for each Fund, and manages, supervises and conducts the affairs of each Fund, subject to supervision of each Fund's Board.

           Under the Advisory Agreements for the Funds, the Adviser furnishes advice and recommendations with respect to the Funds' portfolio of securities and investments and provides persons satisfactory to the Board to act as officers of the Funds. Such officers and employees may be employees of the Adviser or its affiliates.

           The Adviser is, under each Fund's Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office facilities, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).

           The Funds have under the Advisory Agreements assumed the obligation for payment of all of their other expenses. As to the obtaining of services other than those specifically provided to the Funds by the Adviser, each Fund may employ its own personnel. The Advisory Agreements provide for reimbursement to the Adviser of the costs of certain non-advisory services provided to the Funds. Costs currently reimbursed include the costs of the Adviser's personnel performing certain administrative services for the Funds, including clerical, accounting, legal and other services ("administrative services"), and associated overhead costs, such as office space, supplies and information technology. The administrative services are provided to the Funds on a fully-costed basis (i.e., includes each person's total compensation and a factor reflecting the Adviser's total cost relating to that person, including all related overhead expenses). The reimbursement of these costs to the Adviser will be specifically approved by the Fund's Board. For the fiscal year ended October 31, 2017, for Intermediate Bond, Unconstrained Bond, High Income, Credit Long/Short, Income Fund and Tax-Aware, the Funds paid the Adviser a total of $63,860, $58,807, $62,273, $62,430, $65,061 and $64,579, respectively, for these services. For the fiscal year ended September 30, 2017 for Limited Duration and Global Bond, the Funds paid the Adviser a total of $64,100 and $58,599, respectively, for these services.

           Each Advisory Agreement continues in effect, provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party. Most recently, continuance of each advisory agreement was approved for an additional annual term by the Board at meetings held on October 31-November 2, 2017.

           Any material amendments to the Advisory Agreements must be approved by a vote of the outstanding securities of the relevant Fund and by a vote of a majority of the Directors who are not interested persons of the Fund or the Adviser. The Advisory Agreements are terminable without penalty on 60 days' written notice by a vote of a majority of the Funds' outstanding voting securities or by a vote of a majority of the Directors or by the Adviser, and will automatically terminate in the event of assignment. Each Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

           The Adviser is compensated for its services at the following annual rates:

      Fund            Annual Percentage Rate
      ----            ----------------------

Intermediate Bond*   .45 of 1% of the first $2.5 billion of average net assets
                     .40 of 1% of the excess of $2.5 billion up to $5 billion of average net assets
                     .35 of 1% of the excess over $5 billion up to $8 billion of average net assets
                     .30 of 1% of the excess over $8 billion of average net assets

Limited Duration**   .55 of 1% of the first $2.5 billion of average net assets
                     .50 of 1% of the excess of $2.5 billion up to $5 billion of average net assets
                     .45 of 1% of the excess over $5 billion of average net assets

Unconstrained Bond   .50 of 1% for the first $2.5 billion of average daily
                     net assets
                     .45 of 1% of the excess of $2.5 billion up to $5 billion of average daily net assets
                     .40 of 1% of the excess over $5 billion of average daily net assets

Global Bond          .50 of 1% for the first $2.5 billion of average daily
                     net assets
                     .45 of 1% of the excess of $2.5 billion up to $5 billion of average daily net assets
                     .40 of 1% of the excess over $5 billion of average daily net assets

High Income          .50 of 1% for the first $2.5 billion of average daily
                     net assets
                     .45 of 1% of the excess of $2.5 billion up to $5 billion of average daily net assets
                     .40 of 1% of the excess over $5 billion of average daily
                       net assets

Credit Long/Short**  .85 of 1% of average net assets

Income Fund***       .45 of 1% for the first $2.5 billion of average net assets
                     .40 of 1% of the excess of $2.5 billion up to $5 billion of average net assets
                     .35 of 1% of the excess over $5 billion of average net assets

Tax-Aware**          .45 of 1% for the first $2.5 billion of average net assets
                     .40 of 1% of the excess of $2.5 billion up to $5 billion of average net assets
                     .35 of 1% of the excess over $5 billion of average net assets

     * Effective January 31, 2018. Prior to January 31, 2018, the Adviser was compensated at an annual rate of .45 of 1% of the first $2.5 billion of average net assets, .40 of 1% of the excess over $2.5 billion up to $5 billion of average net assets and .35 of 1% of the excess over $5 billion of average net assets with respect to Intermediate Bond.

     ** Effective January 1, 2017. Prior to January 1, 2017, the Adviser was compensated at an annual rate of .60 of 1% of the first $2.5 billion of average net assets, .55 of 1% of the excess of $2.5 billion up to $5 billion of average net assets and .50 of 1% of the excess over $5 billion of average net assets with respect to Limited Duration; .90 of 1% of average net assets with respect to Credit Long/Short; and .50% of average net assets with respect to Tax-Aware.

     *** Effective January 29, 2017. Prior to January 29, 2017, the Adviser was compensated at an annual rate of .60 of 1% of the first $2.5 billion of average net assets, .55 of 1% of the excess over $2.5 billion up to $5 billion of average net assets and .50 of 1% of the excess over $5 billion of average net assets with respect to Income Fund.

           The fee is accrued daily and paid monthly.

           Effective January 1, 2017, with respect to Limited Duration, the Adviser has agreed to waive its management fee and/or bear expenses of the Fund until January 31, 2019 to the extent necessary to prevent total Fund operating expenses, on an annual basis, from exceeding .95%, 1.70% and .70% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares (excluding acquired fund fees and expenses of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs). Prior to January 1, 2017, the Adviser had agreed to waive its fee and bear certain expenses so that the total operating expenses, excluding interest expense, did not, on an annual basis, exceed 1.05%, 1.80% and .80% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares.

           Effective January 1, 2017, with respect to Credit Long/Short, the Adviser has contractually agreed to waive its fee and bear certain expenses until January 31, 2019 so that total expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB Fund in which the Fund may invest, interest expense, brokerage commissions and other transaction costs, taxes and extraordinary expenses) do not exceed on an annual basis 1.24%, 1.99%, and .99% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares ("expense limitations"). The expense limitations will remain in effect until January 31, 2019 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause a Fund's total annualized operating expenses to exceed the expense limitations. Prior to January 1, 2017, the Adviser had agreed to waive its fee and bear certain expenses so that the total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB Fund in which the Fund may invest, interest expense, brokerage commissions and other transaction costs, taxes and extraordinary expenses) did not, on an annual basis, exceed 1.35%, 2.10% and 1.10% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares.

           Effective January 29, 2017, with respect to Income Fund, the Adviser has contractually agreed to waive its fee and bear certain expenses until January 31, 2019 so that total expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, expenses on securities sold short, brokerage commissions and other transaction costs, taxes and extraordinary expenses) do not exceed on an annual basis .77%, 1.52% and .52% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares ("expense limitations"). The expense limitations will remain in effect until January 31, 2019 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. Any fees waived and expenses borne by the Adviser are may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would otherwise cause the Fund's total annualized operating expenses to exceed the expense limitations. Prior to January 29, 2017, the Adviser had agreed to waive its fee and bear certain expenses so that the total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, expenses on securities sold short, brokerage commissions and other transaction costs, taxes and extraordinary expenses) did not, on an annual basis, exceed .88%, 1.63%, .63%, 1.13%, .88%, .63% and .63% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares.

           The Adviser has contractually agreed, with respect to Intermediate Bond, Unconstrained Bond and Tax-Aware, for the period from the effective date of each Fund's Prospectus to the effective date of the subsequent Prospectus incorporating each Fund's annual financial statements (the "Period") to waive its fee and bear certain expenses so that total operating expenses, excluding interest expense (or for Tax-Aware, excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), do not, on an annual basis, exceed the amounts noted for the Funds listed in the table below. These fee waiver and/or expense reimbursement agreements automatically extend each year unless the Adviser provides notice 60 days prior to the end of the Period.

  Fund                                             Expense Caps
  ----                                             ------------

  Intermediate Bond*      Class A           .77% of average net assets
                          Class B           1.52% of average net assets
                          Class C           1.52% of average net assets
                          Advisor Class     .52% of average net assets
                          Class R           1.02% of average net assets
                          Class K           .77% of average net assets
                          Class I           .52% of average net assets
                          Class Z           .52% of average net assets

  Unconstrained Bond      Class A           .90% of aggregate daily net assets
                          Class B           1.65% of aggregate daily net assets
                          Class C           1.65% of aggregate daily net assets
                          Advisor Class     .65% of aggregate daily net assets
                          Class R           1.15% of aggregate daily net assets
                          Class K           .90% of aggregate daily net assets
                          Class I           .65% of aggregate daily net assets
                          Class Z           .65% of aggregate daily net assets

  Tax-Aware**             Class A           .75% of aggregate daily net assets
                          Class C           1.50% of aggregate daily net assets
                          Advisor Class     .50% of aggregate daily net assets

     * Effective February 1, 2017. Prior to February 1, 2017, the Adviser had agreed to waive its fee and bear certain expenses so that the total operating expenses, excluding interest expense, did not, on an annual basis, exceed .85%, 1.60%, 1.60%, .60%, 1.10%, .85%, .60% and .60% of
          average net assets, respectively, for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares.

     ** Effective January 1, 2017. Prior to January 1, 2017, the Adviser had agreed to waive its fee and bear certain expenses so that the total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) did not, on an annual basis, exceed .80%, 1.55% and .55% of aggregate daily net assets, respectively, for Class A, Class C and Advisor Class shares.

           In addition, to the extent that a Fund invests in AB Government Money Market Portfolio (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund in an amount equal to the Fund's pro rata share of the AB Government Money Market Portfolio's effective management fee. This agreement will remain in effect until January 31, 2019 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. To the extent that a Fund invests securities lending cash collateral in the AB Government Money Market Portfolio, the Adviser has also agreed to waive a portion of the Fund's share of the advisory fees of AB Government Money Market Portfolio. In connection with the investment by the Funds in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from Intermediate Bond, Unconstrained Bond, High Income, Credit Long/Short, Income Fund and Tax-Aware in the amount of $7,737, $23,602, $277,019, $2,610, $16,967 and
$1,076, respectively, for the fiscal year ended October 31, 2016, and $8,359, $62,024, $359,745, $6,185, $29,559 and $5,796, respectively, for the fiscal year ended October 31, 2017, and from Limited Duration and Global Bond in the amount of $32,249 and $116,131, respectively, for the fiscal year ended September 30, 2016, and $76,102 and $223,351, respectively, for the fiscal year ended September 30, 2017.

           For the three most recent fiscal years or since inception of the Funds, the Funds paid the Adviser advisory fees as follows:

                                                         Amounts Waived or
                                                      Reimbursed under Expense
   Fund                       Advisory Fees           Limitation Undertaking
   ----                       -------------           ----------------------
   Intermediate Bond
   2017                         $1,615,767                    $836,778
   2016                         $1,591,173                    $625,527
   2015                         $1,534,060                    $604,712

   Limited Duration
   2017                         $1,896,053                    $229,482
   2016                         $1,741,495                    $175,273
   2015                         $1,870,922                    $269,949


   Unconstrained Bond
   2017                         $1,507,596                    $418,033
   2016                         $1,596,625                    $452,745
   2015                         $1,843,599                    $602,809

   Global Bond
   2017                        $29,134,610                          $0
   2016                        $24,097,113                          $0
   2015                        $20,155,490                          $0

   High Income
   2017                        $35,531,703                          $0
   2016                        $30,115,930                          $0
   2015                        $30,237,026                          $0

   Credit Long/Short
   2017                           $183,721                    $419,989
   2016                           $190,094                    $417,052
   2015                           $190,435                    $474,108

   Income Fund
   2017                         $5,759,192                  $1,361,441
   2016                         $6,979,775                    $990,111

   Tax-Aware
   2017                           $258,988                    $300,737
   2016                           $196,813                    $308,027
   2015                           $127,771                    $349,529

           The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AB Cap Fund, Inc., AB Core Opportunities Fund, Inc., AB Corporate Shares, AB Discovery Growth Fund, Inc., AB Equity Income Fund, Inc., AB Fixed-Income Shares, Inc., AB Global Real Estate Investment Fund, Inc., AB Global Risk Allocation Fund, Inc., AB Institutional Funds, Inc., AB Large Cap Growth Fund, Inc., AB Municipal Income Fund, Inc., AB Municipal Income Fund II, AB Relative Value Fund, Inc., AB Sustainable Global Thematic Fund, Inc., AB Sustainable International Thematic Fund, Inc., AB Trust, AB Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc. and The AB Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AB Multi-Manager Alternative Fund, AllianceBernstein National Municipal Income Fund, Inc. and Alliance California Municipal Income Fund, Inc., all registered closed-end investment companies. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the "AB Fund Complex", while all of these investment companies, except Bernstein Fund, Inc., Sanford C. Bernstein Fund, Inc. and the AB Multi-Manager Alternative Fund, are referred to collectively below as the "AB Funds".

           Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the Adviser's clients (including the Fund) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

Board of Directors Information
------------------------------

           Certain information concerning the Funds' Directors is set forth below.

                                                                      OTHER
                                                                      PUBLIC
                               PRINCIPAL                              COMPANY
                               OCCUPATION(S)            PORTFOLIOS    DIRECTOR-
                               DURING PAST              IN AB FUND    SHIPS
NAME, ADDRESS*,                FIVE YEARS               COMPLEX       CURRENTLY
AGE AND                        AND OTHER                OVERSEEN      HELD BY
(YEAR FIRST ELECTED**)         INFORMATION              BY DIRECTOR   DIRECTOR
----------------------         -----------              -----------   --------

INDEPENDENT DIRECTORS
---------------------
Marshall C. Turner, Jr.,#      Private Investor since     96         Xilinx,
76                             prior to 2013. Former                 Inc.
Chairman of the Board          Chairman and CEO of                   (program-
(2005 - Intermediate Bond)     Dupont Photomasks, Inc.               mable
(2005 - Global Bond)           (components of                        logic semi-
(2005 - High Income)           semi-conductor                        conductors)
(2005 - Unconstrained Bond)    manufacturing). He has                since 2007
(2011 - Limited Duration)      extensive operating
(2013 - Tax-Aware)             leadership and venture
(2014 - Credit Long/Short)     capital investing
(2015 - Income Fund)           experience, including
                               five interim or
                               full-time CEO roles, and
                               prior service as general
                               partner of institutional
                               venture capital
                               partnerships. He also
                               has extensive non-profit
                               board leadership
                               experience, and
                               currently serves on the
                               boards of two education
                               and science-related
                               non-profit
                               organizations. He has
                               served as a director of
                               one AB Fund since 1992,
                               and director or trustee
                               of multiple AB Funds
                               since 2005. He has been
                               Chairman of the AB Funds
                               since January 2014, and
                               the Chairman of the
                               Independent Directors
                               Committees of such AB
                               Funds since February
                               2014.

Michael J. Downey,#            Private Investor since     96         The Asia
74                             prior to 2013.                        Pacific
(2005 - Intermediate Bond)     Formerly, managing                    Fund, Inc.
(2005 - Global Bond)           partner of Lexington                  (registered
(2005 - High Income)           Capital, LLC (investment              investment
(2005 - Unconstrained Bond)    advisory firm) from                   company)
(2011 - Limited Duration)      December 1997 until                   since prior
(2013 - Tax-Aware)             December 2003. He served              to 2013
(2014 - Credit Long/Short)     as a Director of
(2015 - Income Fund)           Prospect Acquisition
                               Corp. (financial
                               services) from 2007
                               until 2009. From 1987
                               until 1993, Chairman and
                               CEO of Prudential Mutual
                               Fund Management,
                               director of the
                               Prudential mutual funds
                               and member of the
                               Executive Committee of
                               Prudential Securities
                               Inc. He has served as a
                               director or trustee of
                               the AB Funds since 2005
                               and is a director and
                               chairman of one other
                               registered investment
                               company.

William H. Foulk, Jr.,#        Investment Adviser and     96         None
85                             an Independent
(1998 - Intermediate Bond)     Consultant since prior
(1992 - Global Bond)           to 2013. Previously, he
(1993 - High Income)           was Senior Manager of
(1995 - Unconstrained Bond)    Barrett Associates,
(2011 - Limited Duration)      Inc., a registered
(2013 - Tax-Aware)             investment adviser. He
(2014 - Credit Long/Short)     was formerly Deputy
(2015 - Income Fund)           Comptroller and Chief
                               Investment Officer of
                               the State of New York
                               and, prior thereto,
                               Chief Investment Officer
                               of the New York Bank for
                               Savings. He has served
                               as a director or trustee
                               of various AB Funds
                               since 1983, and was
                               Chairman of the
                               Independent Directors
                               Committees of the AB
                               Funds from 2003 until
                               early February 2014. He
                               served as Chairman of
                               such AB Funds from 2003
                               through December 2013.
                               He is also active in a
                               number of mutual fund
                               related organizations
                               and committees

Nancy P. Jacklin,#             Private Investor since     96         None
69                             prior to 2013.
(2006 - Intermediate Bond)     Professorial Lecturer at
(2006 - Global Bond)           the Johns Hopkins School
(2006 - High Income)           of Advanced
(2006 - Unconstrained Bond)    International Studies
(2011 - Limited Duration)      (2008-2015); U.S.
(2013 - Tax-Aware)             Executive Director of
(2014 - Credit Long/Short)     the International
(2015 - Income Fund)           Monetary Fund (which is
                               responsible for ensuring
                               the stability of the
                               international monetary
                               system) (December
                               2002-May 2006); Partner,
                               Clifford Chance
                               (1992-2002); Sector
                               Counsel, International
                               Banking and Finance, and
                               Associate General
                               Counsel, Citicorp
                               (1985-1992); Assistant
                               General Counsel
                               (International), Federal
                               Reserve Board of
                               Governors (1982-1985);
                               and Attorney Advisor,
                               U.S. Department of the
                               Treasury (1973-1982).
                               Member of the Bar of the
                               District of Columbia and
                               of New York; and member
                               of the Council on
                               Foreign Relations. She
                               has served as a director
                               or trustee of the AB
                               Funds since 2006 and has
                               been Chairman of the
                               Governance and
                               Nominating Committees of
                               the AB Funds since
                               August 2014.

Carol C. McMullen,#            Managing Director of       96         None
62                             Slalom Consulting
(2016)                         (consulting) since 2014,
                               private investor and
                               member of the Partners
                               Healthcare Investment
                               Committee. Formerly,
                               Director of Norfolk &
                               Dedham Group (mutual
                               property and casualty
                               insurance) from 2011
                               until November 2016;
                               Director of Partners
                               Community Physicians
                               Organization
                               (healthcare) from 2014
                               until December 2016; and
                               Managing Director of The
                               Crossland Group
                               (consulting) from 2012
                               until 2013. She has
                               held a number of senior
                               positions in the asset
                               and wealth management
                               industries, including at
                               Eastern Bank (where her
                               roles included President
                               of Eastern Wealth
                               Management), Thomson
                               Financial (Global Head
                               of Sales for Investment
                               Management), and Putnam
                               Investments (where her
                               roles included Head of
                               Global Investment
                               Research). She has
                               served on a number of
                               private company and
                               nonprofit boards, and as
                               a director or trustee of
                               the AB Funds since June
                               2016.

Garry L. Moody,#               Independent Consultant.    96         None
65                             Formerly, Partner,
(2008 - Intermediate Bond)     Deloitte & Touche LLP
(2008 - Global Bond)           (1995-2008) where he
(2008 - High Income)           held a number of senior
(2008 - Unconstrained Bond)    positions, including
(2011 - Limited Duration)      Vice Chairman, and U.S.
(2013 - Tax-Aware)             and Global Investment
(2014 - Credit Long/Short)     Management Practice
(2015 - Income Fund)           Managing Partner;
                               President, Fidelity
                               Accounting and Custody
                               Services Company
                               (1993-1995), where he
                               was responsible for
                               accounting, pricing,
                               custody and reporting
                               for the Fidelity mutual
                               funds; and Partner,
                               Ernst & Young LLP
                               (1975-1993), where he
                               served as the National
                               Director of Mutual Fund
                               Tax Services and
                               Managing Partner of its
                               Chicago Office Tax
                               department. He is a
                               member of the Trustee
                               Advisory Board of
                               BoardIQ, a biweekly
                               publication focused on
                               issues and news
                               affecting directors of
                               mutual funds. He has
                               served as a director or
                               trustee, and as Chairman
                               of the Audit Committees,
                               of the AB Funds since
                               2008.

Earl D. Weiner,#               Of Counsel, and Partner    96         None
78                             prior to January 2007,
(2007 - Intermediate Bond)     of the law firm Sullivan
(2007 - Global Bond)           & Cromwell LLP and is a
(2007 - High Income)           former member of the ABA
(2007 - Unconstrained Bond)    Federal Regulation of
(2011 - Limited Duration)      Securities Committee
(2013 - Tax-Aware)             Task Force to draft
(2014 - Credit Long/Short)     editions of the Fund
(2015 - Income Fund)           Director's Guidebook.
                               He also serves as a
                               director or trustee of
                               various non-profit
                               organizations and has
                               served as Chairman or
                               Vice Chairman of a
                               number of them. He has
                               served as a director or
                               trustee of the AB Funds
                               since 2007 and served as
                               Chairman of the
                               Governance and
                               Nominating Committees of
                               the AB Funds from 2007
                               until August 2014.

INTERESTED DIRECTOR
-------------------
Robert M. Keith,+              Senior Vice President of   96         None
57                             the Adviser++ and the
(2010 - Intermediate Bond)     head of
(2010 - Global Bond)           AllianceBernstein
(2010 - High Income)           Investments, Inc.
(2010 - Unconstrained Bond)    ("ABI")++ since July
(2011 - Limited Duration)      2008; Director of ABI
(2013 - Tax-Aware)             and President of the AB
(2014 - Credit Long/Short)     Mutual Funds.
(2015 - Income Fund)           Previously, he served as
                               Executive Managing
                               Director of ABI from
                               December 2006 to June
                               2008. Prior to joining
                               ABI in 2006, Executive
                               Managing Director of
                               Bernstein Global Wealth
                               Management, and prior
                               thereto, Senior Managing
                               Director and Global Head
                               of Client Service and
                               Sales of the Adviser's
                               institutional investment
                               management business
                               since 2004. Prior
                               thereto, he was Managing
                               Director and Head of
                               North American Client
                               Service and Sales in the
                               Adviser's institutional
                               investment management
                               business, with which he
                               had been associated
                               since prior to 2004.

----------------------------------
*    The address for each of the Fund's Directors is c/o AllianceBernstein L.P.,
     Attention: Office of the Senior Officer, 1345 Avenue of the Americas, New York, NY 10105.
**   There is no stated term of office for the Funds' Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+ Mr. Keith is an "interested person", as defined in Section 2(a)(19) of the 1940 Act, of the Funds because of his affiliation with the Adviser.

++   The Adviser and ABI are affiliates of the Funds.

           In addition to the public company directorships currently held by the Directors set forth in the table above, Mr. Turner was a director of SunEdison, Inc. (solar materials and power plants) since prior to 2013 until July 2014, Mr. Downey was a director of The Merger Fund (a registered investment company) from 1995 until 2013 and Mr. Moody was a director of Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 until January 2014.

           The business and affairs of each Fund are overseen by the Board. Directors who are not "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Directors", and Directors who are "interested persons" of the Fund are referred to as "Interested Directors". Certain information concerning the Fund's governance structure and each Director is set forth below.

           Experience, Skills, Attributes and Qualifications of the Funds' Directors. The Governance and Nominating Committee of each Fund's Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

           Each Fund's Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. The Board of each Fund has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

           In determining that a particular Director was and continues to be qualified to serve as a Director, each Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, each Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as trustee or director of the Funds, is provided in the table above and in the next paragraph.

           Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Fund and other AB Funds as noted in the table above: Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AB funds and as Chairman of a non-AB closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement Fund), served as Chairman of the Independent Directors Committees from 2003 until early February 2014, served as Chairman of the AB Funds from 2003 through December 2013, and is active in a number of mutual fund related organizations and committees; Ms. Jacklin has experience as a financial services regulator, as U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), and as a financial services lawyer in private practice, and has served as Chairman of the Governance and Nominating Committees of the AB Funds since August 2014; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AB Funds; Ms. McMullen has experience as a management consultant and as a director of various private companies and non-profit organizations, as well as extensive asset management experience at a number of companies, including as an executive in the areas of portfolio management, research, and sales and marketing; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of both the governing council of an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds, and has served as a director or trustee and Chairman of the Audit Committees of the AB Funds since 2008; Mr. Turner has experience as a director (including Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships, and has served as Chairman of the AB Funds since January 2014 and Chairman of the Independent Directors Committees of such Funds since February 2014; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as director or trustee of various nonprofit organizations and served as Chairman or Vice Chairman of a number of them, and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

           Board Structure and Oversight Function. Each Fund's Board is responsible for oversight of that Fund. Each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. Each Board is responsible for overseeing the Adviser and the Fund's other service providers in the operations of that Fund in accordance with the Fund's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund's charter and bylaws. Each Board typically meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, each Board has established three standing committees - the Audit, Governance and Nominating and Independent Directors Committees - and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

           An Independent Director serves as Chairman of each Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that a Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, each Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

           Risk Oversight. Each Fund is subject to a number of risks, including investment, compliance and operational risks, including cyber risks. Day-to-day risk management with respect to a Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. Each Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

           Risk oversight forms part of a Board's general oversight of a Fund's investment program and operations and is addressed as part of various regular Board and committee activities. Each Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Chief Risk Officer and the Global Heads of Investment Risk and Trading Risk of the Adviser), the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer), the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm, the Adviser's internal legal counsel, the Adviser's Chief Compliance Officer and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser's risk management programs. In addition, the Directors receive regular updates on cyber security matters from the Adviser.

           Not all risks that may affect a Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund's goals. As a result of the foregoing and other factors a Fund's ability to manage risk is subject to substantial limitations.

           Board Committees. Each Fund's Board has three standing committees - an Audit Committee, a Governance and Nominating Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating and Independent Directors Committees are identified above.

           The function of the Audit Committee is to assist the Boards in their oversight of each Fund's accounting and financial reporting policies and practices. The Audit Committee of Intermediate Bond, Limited Duration, Unconstrained Bond, Global Bond, High Income, Income Fund, Tax-Aware and Credit Long/Short met three times during the Funds' most recently completed fiscal year.

           The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Boards. The Governance and Nominating Committee of Intermediate Bond, Limited Duration, Unconstrained Bond, Global Bond, High Income, Income Fund, Tax-Aware and Credit Long/Short met three times during the Funds' most recently completed fiscal year.

           The Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director's ability to perform his or her duties. The Committee may consider candidates for nomination as Directors submitted by the Fund's current Board members, officers, the Adviser, shareholders and other appropriate sources.

           Pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a Director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Funds not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Funds did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Funds begin to print and mail their proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

           Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Funds (as defined in the 1940 Act) and, if believed not to be an "interested person", information regarding the candidate that will be sufficient for the Funds to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Funds; (v) the class or series and number of all shares of the Funds owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Funds' record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

           The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

           The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, and the candidate's ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

           The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met eight times during the Funds' most recently completed fiscal year.

           The dollar range of each Fund's securities owned by each Director and the aggregate dollar range of securities of funds in the AB Fund Complex owned by each Director are set forth below.


                                                       Dollar Range of Equity Securities in the Funds
                                                                      As of December 31, 2017
                                                                     -----------------------
Name of Director          Intermediate Bond   Unconstrained Bond     Global Bond        High Income
----------------          -----------------   ------------------     -----------        -----------
John H. Dobkin*                  None                None          $10,001-$50,000          None
Michael J. Downey                None                None                None         $10,001-$50,000
William H. Foulk, Jr.            None                None                None               None
D. James Guzy*                   None                None                None               None
Nancy P. Jacklin                 None                None                None               None
Robert M. Keith                  None                None                None               None
Carol C. McMullen                None                None                None               None
Garry L. Moody                   None                None                None               None
Marshall C. Turner, Jr.          None                None                None               None
Earl D. Weiner                   None                None                None         $10,001-$50,000



                                                       Dollar Range of Equity Securities in the Funds
                                                                      As of December 31, 2017
                                                                      -----------------------
                                 Limited         Credit
Name of Director                 Duration       Long/Short         Income Fund          Tax-Aware
----------------                 --------       ----------         -----------          ---------
John H. Dobkin*                    None            None          $10,001-$50,000          None
Michael J. Downey                  None            None            $1-$10,000             None
William H. Foulk, Jr.              None            None         $50,001-$100,000          None
D. James Guzy*                     None            None               None                None
Nancy P. Jacklin                   None            None               None                None
Robert M. Keith                    None            None               None                None
Carol C. McMullen                  None            None               None                None
Garry L. Moody                     None            None               None                None
Marshall C. Turner, Jr.            None            None               None                None
Earl D. Weiner                     None            None               None                None

                                           Aggregate Dollar Range of Equity
                                          Securities in the AB Fund Complex
Name of Director                               as of December 31, 2017
----------------                               -----------------------
John H. Dobkin*                                     Over $100,000
Michael J. Downey                                   Over $100,000
William H. Foulk, Jr.                               Over $100,000
D. James Guzy*                                      Over $100,000
Nancy P. Jacklin                                    Over $100,000
Robert M. Keith                                          None
Carol C. McMullen                                   Over $100,000
Garry L. Moody                                      Over $100,000
Marshall C. Turner, Jr.                             Over $100,000
Earl D. Weiner                                      Over $100,000

_____________________
*Messrs. Dobkin and Guzy retired as Directors effective December 31, 2017.

Officer Information
-------------------

      Certain information concerning each Fund's officers is set forth below.


                                                      PRINCIPAL
                                 POSITION(S)          OCCUPATION
NAME, ADDRESS,*                  HELD WITH            DURING PAST
AND AGE                          FUND                 FIVE YEARS
---------------                  ----------           -----------

Robert M. Keith,                 President and        See biography above.
57                               Chief Executive
                                 Officer

Emilie D. Wrapp,                 Secretary           Senior Vice President,
62                                                   Assistant General Counsel
                                                     and Assistant Secretary
                                                     of ABI,** with which she
                                                     has been associated since
                                                     prior to 2013.

Joseph J. Mantineo,              Treasurer and       Senior Vice President of
58                               Chief               ABIS,** with which he has
                                 Financial           been associated since
                                 Officer             prior to 2013.

Vincent S. Noto,                 Chief               Senior Vice President
53                               Compliance          since 2015 and Mutual
                                 Officer             Fund Chief Compliance
                                                     Officer of the Adviser**
                                                     since 2014. Prior
                                                     thereto, he was Vice
                                                     President and Director of
                                                     Mutual Fund Compliance of
                                                     the Adviser since prior
                                                     to 2013.

Stephen M. Woetzel,              Controller          Vice President of ABIS,**
46                                                   with which he has been
                                                     associated since prior to
                                                     2013.

Intermediate Bond
-----------------

Michael Canter,                  Vice President      Senior Vice President of
48                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2013.

Shawn E. Keegan,                 Vice President      Senior Vice President of
46                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2013.

Douglas J. Peebles,              Vice President      Senior Vice President of
52                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2013.

Janaki Rao,                      Vice President      Vice President of the
47                                                   Adviser,** with which he
                                                     has been associated since
                                                     March 2013. Previously,
                                                     he was a Vice President
                                                     with Morgan Stanley from
                                                     2005 to March 2013.

Greg J. Wilensky,                Vice President      Senior Vice President of
50                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2013.

Limited Duration
----------------

Gershon M. Distenfeld,           Vice President      Senior Vice President of
42                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2013.

Ivan Rudolph-Shabinsky,          Vice President      Senior Vice President of
54                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2013.

Ashish C. Shah,                  Vice President      Senior Vice President of
47                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2013.

Unconstrained Bond
------------------

Scott A. DiMaggio,               Vice President      Senior Vice President of
46                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2013.

Gershon M. Distenfeld,           Vice President      See above.
42

Douglas J. Peebles,              Vice President      See above.
52

Dimitri Silva,                   Vice President      Vice President of the
35                                                   Adviser,** with which he
                                                     has been associated since
                                                     prior to 2013.

John Taylor,                     Vice President      Senior Vice President of
40                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2013.

Global Bond
-----------

Paul J. DeNoon,                  Vice President      Senior Vice President of
55                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2013.

Scott A. DiMaggio,               Vice President      See above.
46

Douglas J. Peebles,              Vice President      See above.
52

Matthew S. Sheridan,             Vice President      Senior Vice President of
42                                                   the Adviser, ** with
                                                     which he has been
                                                     associated since prior to
                                                     2013.

High Income
-----------

Paul J. DeNoon,                  Vice President      See above.
55

Gershon M. Distenfeld,           Vice President      See above.
42

Douglas J. Peebles,              Vice President      See above.
52

Matthew S. Sheridan,             Vice President      See above.
42

Credit Long/Short
-----------------

Gershon M. Distenfeld,           Vice President      See above.
42

Ashish C. Shah,                  Vice President      See above.
47

Ivan Rudolph-Shabinsky,          Vice President      See above.
54

Robert Schwartz,                 Vice President      Senior Vice President of
45                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2013, and
                                                     a Corporate Credit
                                                     Research Analyst.

Income Fund
-----------

Paul J. DeNoon,                  Vice President      See above.
55

Gershon M. Distenfeld,           Vice President      See above.
42

Douglas J. Peebles,              Vice President      See above.
52

Ashish C. Shah,                  Vice President      See above.
47

Matthew S. Sheridan,             Vice President      See above.
42

Tax-Aware
---------

Robert B. (Guy) Davidson, III,   Vice President      Senior Vice President of
56                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2013.

Terrance T. Hults,               Vice President      Senior Vice President of
51                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2013.

Shawn E. Keegan,                 Vice President      See above.
46

Matthew J. Norton,               Vice President      Vice President of the
35                                                   Adviser,** with which he
                                                     has been associated since
                                                     prior to 2013.

Andrew D. Potter,                Vice President      Vice President of the
32                                                   Adviser, with which he
                                                     has been associated since
                                                     prior to 2013.
-------------------
* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.
**   The Adviser, ABI and ABIS are affiliates of each Fund.

           The Funds do not pay any fees to, or reimburse expenses of, their Directors who are considered "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. The aggregate compensation paid by a Fund to each of the Directors during its most recent fiscal year, the aggregate compensation paid to each of the Directors during calendar year 2017 by the AB Fund Complex, and the total number of registered investment companies (and separate investment portfolios within the companies) in the AB Fund Complex with respect to which each of the Directors serves as a director or trustee are set forth below. Neither the Funds nor any other fund in the AB Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AB Fund Complex.


                         Aggregate                   Aggregate
                         Compensation  Aggregate     Compensation   Aggregate
                         from          Compensation  From           Compensation
                         Intermediate  from Limited  Unconstrained  from Global
Name of Director         Bond          Duration      Bond           Bond
----------------         ------------  -----------   -------------  -----------

John H. Dobkin*          $2,824         $2,824       $2,824         $2,824
Michael J. Downey        $2,809         $2,809       $2,809         $2,809
William H. Foulk, Jr.    $2,809         $2,809       $2,809         $2,809
D. James Guzy*           $2,856         $2,856       $2,856         $2,856
Nancy P. Jacklin         $3,001         $3,001       $3,001         $3,001
Robert M. Keith          $    0         $    0       $    0         $    0
Carol C. McMullen        $2,809         $2,809       $2,809         $2,809
Garry L. Moody           $3,191         $3,191       $3,191         $3,191
Marshall C. Turner, Jr.  $4,730         $4,730       $4,730         $4,730
Earl D. Weiner           $2,909         $2,809       $2,809         $2,809


                         Aggregate      Aggregate
                         Compensation   Compensation Aggregate      Aggregate
                         from           from         Compensation   Compensation
                         High           Credit       from           from
Name of Director         Income         Long/Short   Income Fund    Tax-Aware
----------------         ------------   ----------   -----------    ------------

John H. Dobkin*          $2,824         $ 2,824      $ 2,824        $2,824
Michael J. Downey        $2,809         $ 2,809      $ 2,809        $2,809
William H. Foulk, Jr.    $2,809         $ 2,809      $ 2,809        $2,809
D. James Guzy*           $2,856         $ 2,856      $ 2,856        $2,856
Nancy P. Jacklin         $3,001         $ 3,001      $ 3,001        $3,001
Robert M. Keith          $    0         $     0      $     0        $    0
Carol C. McMullen        $2,809         $ 2,809      $ 2,809        $2,809
Garry L. Moody           $3,191         $ 3,191      $ 3,191        $3,192
Marshall C. Turner, Jr.  $4,730         $ 4,730      $ 4,730        $4,731
Earl D. Weiner           $2,809         $ 2,809      $ 2,809        $2,809

                                            Total                Total
                                            Number of            Number of
                                            Registered           Investment
                                            Investment           Portfolios
                                            Companies            within the
                                            in the AB Fund       AB Fund
                         Total              Complex,             Complex,
                         Compensation       including the        including the
                         from the           Funds, as to         Funds, as to
                         AB Fund            which the            which the
                         Complex,           Director is a        Director is a
                         including          Director or          Director or
Name of Director         the Funds          Trustee              Trustee
----------------         -----------        -------------        ------------

John H. Dobkin*          $285,000               26                   96
Michael J. Downey        $285,000               26                   96
William H. Foulk, Jr.    $285,000               26                   96
D. James Guzy*           $285,000               26                   96
Nancy P. Jacklin         $305,000               26                   96
Robert M. Keith          $      0               26                   96
Carol C. McMullen        $285,000               26                   96
Garry L. Moody           $325,000               26                   96
Marshall C. Turner, Jr.  $480,000               26                   96
Earl D. Weiner           $285,000               26                   96

--------------------
*    Messrs. Dobkin and Guzy retired as Directors effective December 31, 2017.

           As of January 10, 2018, the Directors and officers of each Fund as a group owned less than 1% of the shares of each Fund.

Additional Information About the Funds' Portfolio Managers
----------------------------------------------------------

INTERMEDIATE BOND

            The management of, and investment decisions for, the Fund's portfolio are made by the U.S. Investment Grade: Core Fixed Income Investment Team. Michael Canter, Shawn E. Keegan, Douglas J. Peebles, Janaki Rao and Greg
J. Wilensky are the investment professionals(1) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Fund Managers" in the Fund's Prospectus.

           The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of October 31, 2017 are set forth below:

--------------------------
(1) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
                 ---------------------------------------------

                 Michael Canter             None
                 Shawn E. Keegan            None
                 Douglas J. Peebles         None
                 Janaki Rao                 None
                 Greg J. Wilensky           None

           As of October 31, 2017, employees of the Adviser had approximately $58,767,486 invested in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

           The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of October 31, 2017.

--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------

                                                                   Total
                                                    Number of      Assets of
                    Total          Total            Registered     Registered
                    Number of      Assets of        Investment     Investment
                    Registered     Registered       Companies      Companies
                    Investment     Investment       Managed with   Managed with
                    Companies      Companies        Performance-   Performance-
Portfolio Manager   Managed        Managed          based Fees     based Fees
-----------------   -------        ---------        ----------     ----------

Michael Canter        35           $ 8,971,000,000      None         None
Shawn E. Keegan        2           $   322,000,000      None         None
Douglas J. Peebles    27           $16,421,000,000      None         None
Janaki Rao           None               None            None         None
Greg J. Wilensky      35           $ 8,971,000,000      None         None

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                  Number of      Total Assets
                    Total         Total           Other Pooled   of Other Pooled
                    Number of     Assets of       Investment     Investment
                    Other Pooled  Other Pooled    Vehicles       Vehicles
                    Investment    Investment      Managed with   Managed with
                    Vehicles      Vehicles        Performance-   Performance-
Portfolio Manager   Managed       Managed         based Fees     based Fees
-----------------   -------       ----------      ----------     ----------

Michael Canter        31          $ 3,604,000,000    None           None
Shawn E. Keegan       32          $40,433,000,000    None           None
Douglas J. Peebles    70          $ 7,302,000,000    None           None
Janaki Rao             5          $ 1,938,000,000    None           None
Greg J. Wilensky      31          $ 3,604,000,000    None           None

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                   Number         Total Assets
                    Total        Total             of Other       of Other
                    Number       Assets            Accounts       Accounts
                    of Other     of Other          Managed with   Managed with
                    Accounts     Accounts          Performance-   Performance-
Portfolio Manager   Managed      Managed           based Fees     based Fees
-----------------   -------      -------           ----------     ----------

Michael Canter         88        $  6,707,000,000      3          $  717,000,000
Shawn E. Keegan       101        $ 51,431,000,000      1          $5,165,000,000
Douglas J. Peebles     75        $ 26,931,000,000      3          $2,538,000,000
Janaki Rao              2        $    583,000,000      1          $  534,000,000
Greg J. Wilensky       88        $  6,707,000,000      3          $  717,000,000

LIMITED DURATION

            The management of, and investment decisions for, the Fund's portfolio are made by its senior investment management team. Gershon M. Distenfeld, Ivan Rudolph-Shabinsky and Ashish C. Shah are the investment professionals primarily responsible for the day-to-day management of the Fund's portfolio (the "Portfolio Managers"). For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's Prospectus.

           The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of September 30, 2017 are set forth below:

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(2)
                 -----------------------------------------------

                    Gershon M. Distenfeld                   None
                    Ivan Rudolph-Shabinsky           $100,001-$500,000
                    Ashish C. Shah                    Over $1,000,000


-------------------------
(2) The dollar ranges presented above include any vested shares awarded under the Adviser's Partners Compensation Plan.

           As of September 30, 2017, employees of the Adviser had approximately $58,020,782 in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

           The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which each Portfolio Manager also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2017.

--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------

                                                                   Total
                                                    Number of      Assets of
                    Total          Total            Registered     Registered
                    Number of      Assets of        Investment     Investment
                    Registered     Registered       Companies      Companies
                    Investment     Investment       Managed with   Managed with
                    Companies      Companies        Performance-   Performance-
Portfolio Manager   Managed        Managed          based Fees     based Fees
-----------------   -------        ---------        ----------     ----------

Gershon M. Distenfeld     15       $11,415,000,000    None          None
Ivan Rudolph-Shabinsky   None           None          None          None
Ashish C. Shah             2       $   322,000,000    None          None


--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                  Number of      Total Assets
                    Total         Total           Other Pooled   of Other Pooled
                    Number of     Assets of       Investment     Investment
                    Other Pooled  Other Pooled    Vehicles       Vehicles
                    Investment    Investment      Managed with   Managed with
                    Vehicles      Vehicles        Performance-   Performance-
Portfolio Manager   Managed       Managed         based Fees     based Fees
-----------------   -------       ----------      ----------     ----------

Gershon M. Distenfeld    56        $44,155,000,000    None          None
Ivan Rudolph-Shabinsky  None           None           None          None
Ashish C. Shah           32        $45,131,000,000    None          None


--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                     Number         Total Assets
                      Total        Total             of Other       of Other
                      Number       Assets            Accounts       Accounts
                      of Other     of Other          Managed with   Managed with
                      Accounts     Accounts          Performance-   Performance-
Portfolio Manager     Managed      Managed           based Fees     based Fees
-----------------     -------      -------           ----------     ----------

Gershon M. Distenfeld   11         $ 3,070,000,000    None             None
Ivan Rudolph-Shabinsky None             None          None             None
Ashish C. Shah         103         $55,550,000,000      1         $5,165,000,000

UNCONSTRAINED BOND

           The management of, and investment decisions for, the Fund's portfolio are made by the Global Fixed Income Investment Team and the Global Credit Investment Team. Scott A. DiMaggio, Gershon M. Distenfeld, Douglas J. Peebles, Dimitri Silva and John Taylor are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's Prospectus.

           The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of October 31, 2017 are set forth below:

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(3)
                 -----------------------------------------------

                 Scott A. DiMaggio                       None
                 Gershon M. Distenfeld                   None
                 Douglas J. Peebles                 Over $1,000,000
                 Dimitri Silva                           None
                 John Taylor                             None

-------------------
(3) The dollar ranges presented above include any vested shares awarded under the Adviser's Partners Compensation Plan.

           As of October 31, 2017, employees had approximately $58,767,486 invested in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

           The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of October 31, 2017.

--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------


                                                                    Total
                                                     Number of      Assets of
                      Total          Total           Registered     Registered
                      Number of      Assets of       Investment     Investment
                      Registered     Registered      Companies      Companies
                      Investment     Investment      Managed with   Managed with
                      Companies      Companies       Performance-   Performance-
Portfolio Manager     Managed        Managed         based Fees     based Fees
-----------------     -------        ---------       ----------     ----------

Scott A. DiMaggio       25         $15,918,000,000     None            None
Gershon M. Distenfeld   16         $11,753,000,000     None            None
Douglas J. Peebles      27         $16,421,000,000     None            None
Dimitri Silva          None              None          None            None
John Taylor              2           $503,000,000      None            None

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                  Number of      Total Assets
                    Total         Total           Other Pooled   of Other Pooled
                    Number of     Assets of       Investment     Investment
                    Other Pooled  Other Pooled    Vehicles       Vehicles
                    Investment    Investment      Managed with   Managed with
                    Vehicles      Vehicles        Performance-   Performance-
Portfolio Manager   Managed       Managed         based Fees     based Fees
-----------------   -------       ----------      ----------     ----------

Scott A. DiMaggio       60        $ 3,426,000,000    None           None
Gershon M. Distenfeld   56        $44,155,000,000    None           None
Douglas J. Peebles      70        $ 7,302,000,000    None           None
Dimitri Silva          None             None         None           None
John Taylor              8        $ 2,882,000,000    None           None


--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                    Number         Total Assets
                     Total        Total             of Other       of Other
                     Number       Assets            Accounts       Accounts
                     of Other     of Other          Managed with   Managed with
                     Accounts     Accounts          Performance-   Performance-
Portfolio Manager    Managed      Managed           based Fees     based Fees
-----------------    -------      -------           ----------     ----------

Scott A. DiMaggio       57       $24,485,000,000        3         $2,538,000,000
Gershon M. Distenfeld   11       $ 3,070,000,000      None             None
Douglas J. Peebles      75       $26,931,000,000        3         $2,538,000,000
Dimitri Silva          None            None           None             None
John Taylor             18       $ 2,446,000,000      None             None

GLOBAL BOND

           The management of, and investment decisions for, the Fund's portfolio are made by the Global Fixed Income Investment Team. Paul J. DeNoon, Scott A. DiMaggio, Douglas J. Peebles and Matthew S. Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's Prospectus.

           The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of September 30, 2017 are set forth below:

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(4)
                 -----------------------------------------------

                   Paul J. DeNoon                Over $1,000,000
                   Scott A. DiMaggio            $100,001-$500,000
                   Douglas J. Peebles                  None
                   Matthew S. Sheridan                 None

--------------------
(4) The dollar ranges presented above include any vested shares awarded under the Adviser's Partners Compensation Plan.

           As of September 30, 2017, employees of the Adviser had approximately $58,020,782 invested in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

           The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2017.

--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------

                                                                   Total
                                                    Number of      Assets of
                    Total          Total            Registered     Registered
                    Number of      Assets of        Investment     Investment
                    Registered     Registered       Companies      Companies
                    Investment     Investment       Managed with   Managed with
                    Companies      Companies        Performance-   Performance-
Portfolio Manager   Managed        Managed          based Fees     based Fees
-----------------   ---------      ----------       ----------     ------------

Paul J. DeNoon         19          $ 11,691,000,000    None          None
Scott A. DiMaggio      24          $  9,347,000,000    None          None
Douglas J. Peebles     26          $  9,850,000,000    None          None
Matthew S. Sheridan    34          $ 14,286,000,000    None          None

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                  Number of      Total Assets
                    Total         Total           Other Pooled   of Other Pooled
                    Number of     Assets of       Investment     Investment
                    Other Pooled  Other Pooled    Vehicles       Vehicles
                    Investment    Investment      Managed with   Managed with
                    Vehicles      Vehicles        Performance-   Performance-
Portfolio Manager   Managed       Managed         based Fees     based Fees
-----------------   -------       ----------      ----------     ----------

Paul J. DeNoon         55         $ 43,809,000,000    None          None
Scott A. DiMaggio      60         $  3,431,000,000    None          None
Douglas J. Peebles     70         $  7,150,000,000    None          None
Matthew S. Sheridan    83         $ 41,747,000,000    None          None

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                   Number         Total Assets
                     Total        Total            of Other       of Other
                     Number       Assets           Accounts       Accounts
                     of Other     of Other         Managed with   Managed with
                     Accounts     Accounts         Performance-   Performance-
Portfolio Manager    Managed      Managed          based Fees     based Fees
-----------------    -------      -------          ------------   ------------

Paul J. DeNoon         18         $ 9,208,000,000      2          $  947,000,000
Scott A. DiMaggio      59         $24,604,000,000      3          $2,573,000,000
Douglas J. Peebles     77         $27,077,000,000      3          $2,573,000,000
Matthew S. Sheridan    44         $21,688,000,000      3          $2,573,000,000

HIGH INCOME

           The management of, and investment decisions for, the Fund's portfolio are made by the Global Fixed Income Team and Global Credit Investment Team. Paul
J. DeNoon, Gershon M. Distenfeld, Douglas J. Peebles and Matthew S. Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's Prospectus.

           The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of October 31, 2017 are set forth below:

                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(5)
                ------------------------------------------------

                  Paul J. DeNoon                     $500,001-$1,000,000
                  Gershon M. Distenfeld               $100,001-$500,000
                  Douglas J. Peebles                        None
                  Matthew S. Sheridan                       None

--------------------
(5) The dollar ranges presented above include any vested shares awarded under the Adviser's Partners Compensation Plan.

           As of October 31, 2017, employees of the Adviser had approximately $3,899,085 invested in shares of the Fund and approximately $58,767,486 invested in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

           The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of October 31, 2017.

--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------

                                                                   Total
                                                    Number of      Assets of
                    Total          Total            Registered     Registered
                    Number of      Assets of        Investment     Investment
                    Registered     Registered       Companies      Companies
                    Investment     Investment       Managed with   Managed with
                    Companies      Companies        Performance-   Performance-
Portfolio Manager   Managed        Managed          based Fees     based Fees
-----------------   -------        ---------        ----------     ----------

Paul J. DeNoon         18          $ 3,863,000,000     None            None
Gershon M. Distenfeld  15          $ 3,799,000,000     None            None
Douglas J. Peebles     27          $16,421,000,000     None            None
Matthew S. Sheridan    34          $13,223,000,000     None            None


--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                  Number of      Total Assets
                    Total         Total           Other Pooled   of Other Pooled
                    Number of     Assets of       Investment     Investment
                    Other Pooled  Other Pooled    Vehicles       Vehicles
                    Investment    Investment      Managed with   Managed with
                    Vehicles      Vehicles        Performance-   Performance-
Portfolio Manager   Managed       Managed         based Fees     based Fees
-----------------   -------       ----------      ----------     ----------

Paul J. DeNoon         55         $44,315,000,000    None          None
Gershon M. Distenfeld  56         $44,155,000,000    None          None
Douglas J. Peebles     70         $ 7,302,000,000    None          None
Matthew S. Sheridan    83         $42,112,000,000    None          None

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                   Number         Total Assets
                    Total        Total             of Other       of Other
                    Number       Assets            Accounts       Accounts
                    of Other     of Other          Managed with   Managed with
                    Accounts     Accounts          Performance-   Performance-
Portfolio Manager   Managed      Managed           based Fees     based Fees
-----------------   -------      -------           ----------     ----------

Paul J. DeNoon         17       $ 9,142,000,000       2          $  949,000,000
Gershon M. Distenfeld  11       $ 3,070,000,000      None              None
Douglas J. Peebles     75       $26,931,000,000       3          $2,538,000,000
Matthew S. Sheridan    41       $21,557,000,000       3          $2,538,000,000

CREDIT LONG/SHORT


            The management of, and investment decisions for, the Fund's portfolio are made by Gershon M. Distenfeld, Ivan Rudolph-Shabinsky, Robert A. Schwartz and Ashish C. Shah who are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's Prospectus.

           The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of October 31, 2017 are set forth below:

                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(6)
                ------------------------------------------------

                    Gershon M. Distenfeld              $10,001-$50,000
                    Ivan Rudolph-Shabinsky                   None
                    Robert A. Schwartz                 $50,001-$100,000
                    Ashish C. Shah                   $500,001-$1,000,000


----------------------
(6) The dollar ranges presented above include any vested shares awarded under the Adviser's Partners Compensation Plan.

           As of October 31, 2017, employees of the Adviser had approximately $58,767,486 invested in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

           The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of October 31, 2017.

--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------

                                                                    Total
                                                     Number of      Assets of
                     Total          Total            Registered     Registered
                     Number of      Assets of        Investment     Investment
                     Registered     Registered       Companies      Companies
                     Investment     Investment       Managed with   Managed with
                     Companies      Companies        Performance-   Performance-
Portfolio Manager    Managed        Managed          based Fees     based Fees
-----------------    -------        ---------        ----------     ----------

Gershon M. Distenfeld    16        $11,753,000,000      None           None
Ivan Rudolph-Shabinsky  None             None           None           None
Robert A. Schwartz        1          $321,000,000       None           None
Ashish C. Shah            1          $321,000,000       None           None


--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                  Number of      Total Assets
                    Total         Total           Other Pooled   of Other Pooled
                    Number of     Assets of       Investment     Investment
                    Other Pooled  Other Pooled    Vehicles       Vehicles
                    Investment    Investment      Managed with   Managed with
                    Vehicles      Vehicles        Performance-   Performance-
Portfolio Manager   Managed       Managed         based Fees     based Fees
-----------------   -------       ----------      ----------     ----------

Gershon M. Distenfeld    56       $44,155,000,000    None           None
Ivan Rudolph-Shabinsky  None           None          None           None
Robert A. Schwartz       32       $40,433,000,000    None           None
Ashish C. Shah           32       $45,131,000,000    None           None

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                   Number         Total Assets
                       Total        Total          of Other       of Other
                       Number       Assets         Accounts       Accounts
                       of Other     of Other       Managed with   Managed with
                       Accounts     Accounts       Performance-   Performance-
Portfolio Manager      Managed      Managed        based Fees     based Fees
-----------------      -------      -------        ----------     ----------

Gershon M. Distenfeld    11      $ 3,070,000,000    None              None
Ivan Rudolph-Shabinsky  None           None         None              None
Robert A. Schwartz      101      $51,431,000,000      1           $5,165,000,000
Ashish C. Shah          103      $55,550,000,000      1           $5,165,000,000

INCOME FUND

            The management of, and investment decisions for, the Fund's portfolio are made by the U.S. Investment Grade: Core Fixed Income Investment Team. Paul J. DeNoon, Gershon M. Distenfeld, Douglas J. Peebles, Ashish C. Shah and Matthew S. Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Fund Managers" in the Fund's Prospectus.

           The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of October 31, 2017 are set forth below:

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
                 ---------------------------------------------

                    Paul J. DeNoon                   $100,001-$500,000
                    Gershon M. Distenfeld                  None
                    Douglas J. Peebles              $500,001-$1,000,000
                    Ashish C. Shah                  $500,001-$1,000,000
                    Matthew S. Sheridan              $50,001-$100,000

           As of October 31, 2017, employees of the Adviser had approximately $58,767,486 invested in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

           The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of October 31, 2017.

--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------

                                                                   Total
                                                    Number of      Assets of
                      Total           Total         Registered     Registered
                      Number of       Assets of     Investment     Investment
                      Registered      Registered    Companies      Companies
                      Investment      Investment    Managed with   Managed with
                      Companies       Companies     Performance-   Performance-
Portfolio Manager     Managed         Managed       based Fees     based Fees
-----------------     ---------     ------------    ------------   ------------

Paul J. DeNoon           18         $ 9,802,000,000     None           None
Gershon M. Distenfeld    15         $ 9,738,000,000     None           None
Douglas J. Peebles       27         $16,421,000,000     None           None
Ashish C. Shah            2         $   322,000,000     None           None
Matthew S. Sheridan      34         $19,162,000,000     None           None

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                  Number of      Total Assets
                     Total          Total         Other Pooled   of Other Pooled
                     Number of      Assets of     Investment     Investment
                     Other Pooled   Other Pooled  Vehicles       Vehicles
                     Investment     Investment    Managed with   Managed with
                     Vehicles       Vehicles      Performance-   Performance-
Portfolio Manager    Managed        Managed       based Fees     based Fees
-----------------    -------        ----------    ----------     --------------

Paul J. DeNoon         55         $44,315,000,000    None            None
Gershon M. Distenfeld  56         $44,155,000,000    None            None
Douglas J. Peebles     70         $ 7,302,000,000    None            None
Ashish C. Shah         32         $45,131,000,000    None            None
Matthew S. Sheridan    83         $42,112,000,000    None            None

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                    Number          Total Assets
                       Total         Total          of Other        of Other
                       Number        Assets         Accounts        Accounts
                       of Other      of Other       Managed with    Managed with
                       Accounts      Accounts       Performance-    Performance-
Portfolio Manager      Managed       Managed        based Fees      based Fees
-----------------      -------       -------        ----------      ------------

Paul J. DeNoon          17        $ 9,142,000,000       2         $  949,000,000
Gershon M. Distenfeld   11        $ 3,070,000,000      None            None
Douglas J. Peebles      75        $26,931,000,000       3         $2,538,000,000
Ashish C. Shah          103       $55,550,000,000       1         $5,165,000,000
Matthew S. Sheridan     41        $21,557,000,000       3         $2,538,000,000

TAX-AWARE

           The management of, and investment decisions for, the Fund's portfolio are made by Robert B. (Guy) Davidson, III, Terrance T. Hults, Shawn E. Keegan, Matthew J. Norton and Andrew D. Potter, who are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's Prospectus. As of October 31, 2017 the Fund's portfolio managers owned none of the Fund's equity securities directly or beneficially.

                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(7)
                ------------------------------------------------

                   Robert B. (Guy) Davidson, III     None
                   Terrance T. Hults                 None
                   Shawn E. Keegan                   None
                   Matthew J. Norton                 None
                   Andrew D. Potter                  None

------------------
(7) The dollar ranges presented above include any vested shares awarded under the Adviser's Partners Compensation Plan.

           As of October 31, 2017, employees of the Adviser had approximately $58,767,486 invested in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

           The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of October 31, 2017.

--------------------------------------------------------------------------------

              REGISTERED INVESTMENT COMPANIES (excluding the Fund)

--------------------------------------------------------------------------------

                                                                   Total
                                                    Number of      Assets of
                    Total          Total            Registered     Registered
                    Number of      Assets of        Investment     Investment
                    Registered     Registered       Companies      Companies
                    Investment     Investment       Managed with   Managed with
                    Companies      Companies        Performance-   Performance-
Portfolio Manager   Managed        Managed          based Fees     based Fees
-----------------   -------        ---------        ------------   ------------

R. B. (Guy)
  Davidson, III        31       $20,527,000,000        None           None
Terrance T. Hults      31       $20,527,000,000        None           None
Shawn E. Keegan         2       $   322,000,000        None           None
Matthew J. Norton      31       $20,527,000,000        None           None
Andrew D. Potter       31       $20,527,000,000        None           None

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                  Number of      Total Assets
                    Total         Total           Other Pooled   of Other Pooled
                    Number of     Assets of       Investment     Investment
                    Other Pooled  Other Pooled    Vehicles       Vehicles
                    Investment    Investment      Managed with   Managed with
                    Vehicles      Vehicles        Performance-   Performance-
Portfolio Manager   Managed       Managed         based Fees     based Fees
-----------------   -------       ----------      ----------     ----------

R. B. (Guy)
  Davidson, III         9        $ 1,915,000,000     None           None
Terrance T. Hults       9        $ 1,915,000,000     None           None
Shawn E. Keegan        32        $40,433,000,000     None           None
Matthew J. Norton       9        $ 1,915,000,000     None           None
Andrew D. Potter        9        $ 1,915,000,000     None           None

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                    Number         Total Assets
                     Total           Total          of Other       of Other
                     Number          Assets         Accounts       Accounts
                     of Other        of Other       Managed with   Managed with
                     Accounts        Accounts       Performance-   Performance-
Portfolio Manager    Managed         Managed        based Fees     based Fees
-----------------    -------         -------        ----------     ----------

R. B. (Guy)
  Davidson, III        2,696      $17,052,000,000       3         $  240,000,000
Terrance T. Hults      2,696      $17,052,000,000       3         $  240,000,000
Shawn E. Keegan          101      $51,431,000,000       1         $5,165,000,000
Matthew J. Norton      2,696      $17,052,000,000       3         $  240,000,000
Andrew D. Potter       2,696      $17,052,000,000       3         $  240,000,000

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

           As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

           Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Adviser. The Adviser's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

           Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client's account, nor is it generally tied directly to the level or change in level of assets under management.

           Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

           The Adviser's procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation
------------------------------

           The Adviser's compensation program for portfolio managers is designed to align with clients' interests, emphasizing each portfolio manager's ability to generate long-term investment success for the Adviser's clients, including the Funds. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

           Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein's 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm's Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm's Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

           The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

           The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund's prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

           Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers' compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

           The Adviser emphasizes four behavioral competencies--relentlessness, ingenuity, team orientation and accountability--that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

--------------------------------------------------------------------------------

                             EXPENSES OF THE FUNDS

--------------------------------------------------------------------------------

Distribution Services Agreement
-------------------------------

           Each Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Fund's principal underwriter, to permit ABI to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A shares, Class B shares, Class C shares, Class R shares and Class K shares in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (the "Plan").

           In approving the Plan, the Directors of each Fund determined that there was a reasonable likelihood that the Plan would benefit the Funds and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

           The Adviser may, from time to time, and from its own funds or such other resources as may be permitted by rules of the SEC, make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

           The Plan continues in effect with respect to each Fund and each class of shares thereof for successive one-year periods provided that each such continuance is specifically approved at least annually by a majority of the Independent Directors of the Funds who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto (the "Qualified Directors") and by a vote of a majority of the entire Board cast in person at a meeting called for that purpose. Most recently, the Directors approved the continuance of the Plan at their meetings held on October 31-November 2, 2017.

           All material amendments to the Agreement will become effective only upon approval as provided in the preceding paragraph, and the Plan may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the Qualified Directors or (b) by ABI. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Plan only, the Fund is not required to give prior notice to ABI. The Agreement will terminate automatically in the event of its assignment. The Plan is of a type known as a "reimbursement plan", which means that it reimburses the distributor for the actual costs of services rendered.

           In the event that the Plan is terminated by either party or not continued with respect to the Class A, Class B, Class C, Class R or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to ABI with respect to that class and (ii) the Fund would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

           During the fiscal year ended October 31, 2017 for Intermediate Bond, Unconstrained Bond, High Income, Credit Long/Short, Income Fund and Tax-Aware, and during the fiscal year ended September 30, 2017 for Limited Duration and Global Bond, with respect to Class A shares, the distribution services fees for expenditures payable to ABI were as follows:

                                                  Percentage per annum of the
                       Distribution services      aggregate average daily net
                       fees for expenditures      assets attributable to
Fund                   payable to ABI             Class A shares*
----                   ---------------------      ------------------------------

Intermediate Bond         $596,062                 .25%
Limited Duration          $65,402                  .25%
Unconstrained Bond        $102,874                 .25%
High Income               $4,864,479               .25%
Global Bond               $2,986,797               .25%
Credit Long/Short         $414                     .25%
Income Fund               $120,482                 .25%
Tax-Aware                 $20,899                  .25%

-----------
* The Board has limited the distribution services fee for Class A shares to 0.25%.

           For the fiscal year ended October 31, 2017 for Intermediate Bond, Unconstrained Bond, High Income, Credit Long/Short, Income Fund and Tax-Aware, and during the fiscal year ended September 30, 2017 for Limited Duration and Global Bond, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class A shares were as follows:

                           Intermediate    Limited    Unconstrained   High
Category of Expense        Bond            Duration   Bond            Income
-------------------        ------------    --------   -------------   ------

Advertising                 $14,669          $1,630     $2,461         $124,229

Printing and Mailing
of Prospectuses to
Persons Other Than
Current Shareholders         $4,770            $519       $799          $40,194

Compensation to
Broker-Dealers and
Other Financial
Intermediaries
(excluding ABI)            $566,308         $76,158   $102,586       $5,138,111

Compensation to ABI        $157,157         $16,277    $26,462       $1,284,600

Compensation to Sales
Personnel                   $80,763         $12,989    $15,299       $1,382,132

Interest on Financing            $0              $0         $0               $0

Other (includes
printing of sales
literature, travel,
entertainment,
due diligence and
other promotional
expenses)                   $51,578          $5,887     $8,660         $435,547


Totals                     $875,245        $113,460   $156,267       $8,404,814

                                        Credit
Category of Expense      Global Bond    Long/Short    Income Fund    Tax-Aware
-------------------      -----------    ----------    -----------    ---------

Advertising                 $80,239       $10          $2,242           $497

Printing and Mailing
of Prospectuses to
Persons Other Than
Current
Shareholders                $25,600        $3            $934           $163

Compensation to
Broker-Dealers
and Other
Financial
Intermediaries
(excluding ABI)          $3,055,189      $388        $477,333        $22,341

Compensation to ABI        $835,772      $109          $8,649         $5,493

Compensation to
Sales Personnel          $1,316,481       $63         223,030         $3,538

Interest on Financing            $0        $0              $0             $0

Other (includes
printing of sales
literature, travel,
entertainment,
due diligence and
other promotional
expenses)                  $286,594       $34          $8,681         $1,741


Totals                   $5,599,875      $607        $720,869        $33,773

           During the fiscal year ended October 31, 2017 for Intermediate Bond, Unconstrained Bond and High Income and during the fiscal year ended September 30, 2017 for Global Bond, with respect to Class B shares, the distribution services fees for expenditures payable to ABI were as follows:

                                                   Percentage per annum
                       Distribution services       of the aggregate average
                       fees for expenditures       daily net assets attributable
Fund                   payable to ABI              to Class B shares
----                   ---------------------       ----------------------------

Intermediate Bond       $8,783                     1.00%
Unconstrained Bond      $1,994                     1.00%
High Income            $20,647                     1.00%
Global Bond            $13,087                     1.00%

           For the fiscal year ended October 31, 2017 for Intermediate Bond, Unconstrained Bond and High Income and during the fiscal year ended September 30, 2017 for Global Bond, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class B shares were as follows:


                           Intermediate    Unconstrained   High      Global
Category of Expense        Bond            Bond            Income    Bond
-------------------        ------------    -------------   --------  ------

Advertising                    $55          $12             $132         $98

Printing and Mailing
of Prospectuses to
Persons Other Than
Current Shareholders           $18           $4              $42         $31

Compensation to
Broker-Dealers and
Other Financial
Intermediaries
(excluding ABI)             $3,706         $656           $7,240      $4,317

Compensation to ABI            $33          $94             $993        $904

Compensation to Sales
Personnel                     $322          $68             $801        $569

Interest on Financing           $5           $1              $11         $13

Other (includes
printing of sales
literature, travel,
entertainment, due
diligence and other
promotional expenses)         $196          $44             $465        $349

Totals                      $4,335         $879           $9,685      $6,281

           During the fiscal year ended October 31, 2017 for Intermediate Bond, Unconstrained Bond, High Income, Credit Long/Short, Income Fund and Tax-Aware, and during the fiscal year ended September 30, 2017 for Limited Duration and Global Bond, with respect to Class C shares, the distribution services fees for expenditures payable to ABI were as follows:

                                                     Percentage per annum of
                                                     the aggregate average
                         Distribution services       daily net assets
                         fees for expenditures       attributable
Fund                     payable to ABI              to Class C shares
----                     ---------------------       -----------------------

Intermediate Bond           $283,598                 1.00%
Limited Duration            $296,412                 1.00%
Unconstrained Bond          $178,317                 1.00%
High Income              $12,321,758                 1.00%
Global Bond               $2,881,770                 1.00%
Credit Long/Short             $1,958                 1.00%
Income Fund                 $189,337                 1.00%
Tax-Aware                    $14,148                 1.00%

           For the fiscal year ended October 31, 2017 for Intermediate Bond, Unconstrained Bond, High Income, Credit Long/Short, Income Fund and Tax-Aware, and during the fiscal year ended September 30, 2017 for Limited Duration and Global Bond, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class C shares were as follows:

                           Intermediate    Limited    Unconstrained     High
Category of Expense        Bond            Duration   Bond             Income
-------------------        ------------    --------   -------------    ------

Advertising                  $1,821         $1,836       $1,109         $74,617

Printing and Mailing
of Prospectuses
to Persons Other
Than Current
Shareholders                   $586           $588         $356         $24,269

Compensation to
Broker-Dealers
and Other Financial
 Intermediaries
(excluding ABI)            $269,115       $293,694     $179,870     $11,805,229

Compensation to ABI         $18,337        $11,551      $11,602        $699,119

Compensation to
Sales Personnel             $11,158        $12,820       $6,614        $653,048

Interest on Financing          $205           $244         $105          $6,419

Other (includes
printing of sales
literature, travel,
entertainment, due
diligence and other
promotional expenses)        $6,842         $6,634       $3,961        $265,947

Totals                     $308,064       $327,367     $203,617     $13,528,648

                                          Credit
Category of Expense     Global Bond       Long/Short    Income Fund  Tax-Aware
-------------------     -----------       -----------   -----------  ---------

Advertising                 $18,038            $11          $890         $88

Printing and Mailing
of Prospectuses to
Persons Other Than
Current Shareholders         $5,763             $4          $359         $28

Compensation to
Broker-Dealers and
Other Financial
Intermediaries
(excluding ABI)          $2,719,663         $2,516      $568,009      $9,832

Compensation to ABI        $158,616           $129      $(1,882)        $451

Compensation to Sales
Personnel                  $177,716           $128       $83,352        $691

Interest on Financing        $2,742             $1            $6         $10

Other (includes
printing of sales
literature, travel,
entertainment, due
diligence and other
promotional expenses)       $67,178            $39        $3,411        $319


Totals                   $3,149,716         $2,828      $654,145     $11,419

           During the fiscal year ended October 31, 2017 for Intermediate Bond, Unconstrained Bond and High Income, and during the fiscal year ended September 30, 2017 for Global Bond, with respect to Class R shares, the distribution services fees for expenditures payable to ABI were as follows:

                                                    Percentage per annum of
                                                    the aggregate average
                        Distribution services       daily net assets
                        fees for expenditures       attributable
Fund                    payable to ABI              to Class R shares
----                    --------------              -----------------

Intermediate Bond          $13,933                  .50%
Unconstrained Bond          $5,064                  .50%
High Income               $438,916                  .50%
Global Bond               $417,381                  .50%

           For the fiscal year ended October 31, 2017 for Intermediate Bond, Unconstrained Bond and High Income, and during the fiscal year ended September 30, 2017 for Global Bond, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class R shares were as follows:

                           Intermediate    Unconstrained   High        Global
Category of Expense        Bond            Bond            Income      Bond
-------------------        ------------    -------------   --------    ------

Advertising                  $230             $82            $7,331      $7,097

Printing and
Mailing of
Prospectuses to
Persons Other Than
Current
Shareholders                  $74             $27            $2,376      $2,304

Compensation to
Broker-Dealers and
Other Financial
Intermediaries
(excluding ABI)           $13,347          $4,950          $430,120    $401,724

Compensation to ABI        $2,390            $876           $77,053     $72,096

Compensation to
Sales Personnel            $1,306            $399           $67,567    $119,850

Interest on
Financing                      $0              $0                $0          $0

Other (includes
printing of sales
literature, travel,
entertainment, due
diligence and other
promotional
expenses)                    $778            $280           $24,812     $24,240

Totals                    $18,125          $6,614          $609,260    $627,311

           During the fiscal year ended October 31, 2017 for Intermediate Bond, Unconstrained Bond and High Income, and during the fiscal year ended September 30, 2017 for Global Bond, with respect to Class K shares, the distribution services fees for expenditures payable to ABI were as follows:

                                                       Percentage per annum of
                                                       the aggregate average
                         Distribution services         daily net assets
                         fees for expenditures         attributable
Fund                     payable to ABI                to Class K shares
----                     --------------                -----------------

Intermediate Bond          $13,019                     .25%
Unconstrained Bond            $596                     .25%
High Income               $291,793                     .25%
Global Bond                $83,028                     .25%

           For the fiscal year ended October 31, 2017 for Intermediate Bond, Unconstrained Bond and High Income, and during the fiscal year ended September 30, 2017 for Global Bond, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class K shares were as follows:

                           Intermediate    Unconstrained   High       Global
Category of Expense        Bond            Bond            Income     Bond
-------------------        ------------    -------------   --------   ------

Advertising                     $78             $2           $9,127      $2,282

Printing and
Mailing of
Prospectuses to
Persons Other Than
Current
Shareholders                    $25             $1           $2,964        $739

Compensation to
Broker-Dealers and
Other Financial
Intermediaries
(excluding ABI)             $12,671           $594         $291,895     $83,383

Compensation to ABI            $816            $20          $96,892     $23,808

Compensation to
Sales Personnel                $380            $12          $62,433     $19,543

Interest on
Financing                        $0             $0               $0          $0

Other (includes
printing of sales
literature, travel,
entertainment, due
diligence and other
promotional
expenses)                      $267             $6          $30,790      $7,849

Totals                      $14,237           $635         $494,102    $137,604
           Distribution services fees are accrued daily and paid monthly and charged as expenses of each Fund as accrued. The distribution services fees attributable to the Class B, Class C, Class R and Class K shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and respective distribution services fee on the Class B shares and Class C shares and distribution services fees on the Class R shares and the Class K shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

           With respect to Class A shares of each Fund, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. ABI's compensation with respect to Class B, Class C, Class R and Class K shares under the Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B, Class C, Class R and Class K shares for any given year, however, will probably exceed the distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Plan is in effect.

           For the fiscal year ended October 31, 2017 for Intermediate Bond, Unconstrained Bond, High Income, Credit Long/Short, Income Fund and Tax-Aware, and during the fiscal year ended September 30, 2017 for Global Bond and Limited Duration, cumulative unreimbursed distribution expenses incurred and carried over of reimbursement in future years in respect of the Class B, Class C, Class R and Class K shares of each Fund were as follows:

                         Intermediate    Limited     Unconstrained     High
Class                    Bond            Duration    Bond             Income
-----                    ------------    --------    -------------    ------

Class B                           $0       N/A        $8,332,798      $5,722,243
   (% of the net
   assets of
   Class B)                       0%       N/A         5,512.60%         314.98%

Class C                   $1,193,523       $234,098   $2,166,445     $17,534,434
   (% of the net
   assets of
   Class C)                    7.61%       .86%           15.58%           1.54%

Class R                     $134,393       N/A           $43,730        $907,369
    (% of the net
    assets of
    Class R)                   4.98%       N/A             3.17%           1.04%

Class K                      $52,977       N/A           $13,172        $787,907
    (% of the net
    assets of
    Class K)                    .90%       N/A             5.32%            .62%

                                          Credit
Class                   Global Bond       Long/Short    Income Fund  Tax-Aware
------                  -----------       -----------   -----------  ---------

Class B                   $25,204,285     N/A           N/A           N/A
   (% of the net
   assets of Class B)       2,366.68%     N/A           N/A           N/A

Class C                   $15,214,467     $1,472        $472,875      $9,639
   (% of the net
   assets of Class C)           6.92%     .59%          .76%          .91%

Class R                      $888,082     N/A           N/A           N/A
    (% of the net
    assets of Class R)          1.06%     N/A           N/A           N/A

Class K                      $225,442     N/A           N/A           N/A
    (% of the net
    assets of Class K)           .62%     N/A           N/A           N/A

Transfer Agency Agreement
-------------------------

           ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, acts as the transfer agent for the Funds. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

          ABIS receives a transfer agency fee per account holder of each of the Class A, Class B, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares of the Funds plus reimbursement for out-of-pocket expenses. For the fiscal year ended October 31, 2017 for Intermediate Bond, Unconstrained Bond, High Income, Credit Long/Short, Income Fund and Tax-Aware, and for the fiscal year ended September 30, 2017 for Limited Duration and Global Bond, the Fund paid ABIS $209,373, $56,900, $2,024,696, $17,987, $443,882, $18,142, $52,298 and
$1,722,646, respectively, for transfer agency services.

          Many Fund shares are owned by selected dealers or selected agents (as defined below), financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Financial intermediaries and recordkeepers, which may have affiliated financial intermediaries that sell shares of the AB Mutual Funds, may be paid by a Fund, the Adviser, ABI and ABIS (i) account fees in amounts up to $19 per account per annum, (ii) asset-based fees of up to 0.25% (except in respect of a limited number of intermediaries) per annum of the average daily assets held through the intermediary, or (iii) a combination of both. These amounts include fees for shareholder servicing, sub-transfer agency, sub-accounting and recordkeeping services. These amounts do not include fees for shareholder servicing that may be paid separately by the Fund pursuant to its Rule 12b-1 plan. Amounts paid by a Fund for these services are included in "Other Expenses" under "Fees and Expenses of the Fund" in the Summary Information section of the Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

           Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Securities Lending Agreement
----------------------------

           State Street Bank and Trust Company ("State Street") serves as the securities lending agent to Intermediate Bond, Limited Duration, Credit Long/Short, Income Fund and Tax-Aware, and is responsible for the implementation and administration of a securities lending program pursuant to a Securities Lending Authorization Agreement ("Securities Lending Agreement"). Pursuant to the Securities Lending Agreement, State Street provides the following services: effecting loans of Fund securities to any person on a list of approved borrowers; determining whether a loan shall be made and negotiating and establishing the terms and conditions of the loan with the borrower; ensuring payments relating to distributions on loaned securities are timely and properly credited to a Fund's account; collateral management (including valuation and daily mark-to-market obligations); cash collateral reinvestment in accordance with the Securities Lending Agreement; and maintaining records and preparing reports regarding loans that are made and the income derived therefrom.

          Brown Brothers Harriman & Co. ("BBH") serves as the securities lending agent to Unconstrained Bond, Global Bond and High Income, and is responsible for the implementation and administration of a securities lending program pursuant to a Securities Lending Agency Agreement ("Securities Lending Agreement"). Pursuant to the Securities Lending Agreement, BBH provides the following services: effecting loans of Fund securities to any person on a list of approved borrowers; determining whether a loan shall be made and negotiating and establishing the terms and conditions of the loan with the borrower; ensuring that payments relating to distributions on loaned securities are timely and properly credited to the Fund's account; collateral management (including valuation and daily mark-to-market obligations); cash collateral reinvestment in accordance with the Securities Lending Agreement; and maintaining records and preparing reports regarding loans that are made and the income derived therefrom.

           The Funds did not engage in any securities lending activities during the most recent fiscal year.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

           The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds".

           Effective January 31, 2009, sales of Class B shares of the Funds to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AB Fund, (ii) for purposes of dividend reinvestment, (iii) through the Funds' Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and (iv) for purchase of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

General
-------

           Shares of the Funds are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), to Group Retirement Plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"), to Group Retirement Plans eligible to purchase Class K shares, without any initial sales charge or CDSC ("Class K shares"), to Group Retirement Plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares"), with respect to Intermediate Bond, High Income, Global Bond, and Unconstrained Bond, to investors, eligible to purchase Class Z shares, without any initial sales charge or CDSC ("Class Z shares"), or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. "Group Retirement Plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. All of the classes of shares of the Funds, except the Class I, Class Z and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Funds that are offered subject to a sales charge are offered through (i) investment dealers that are members of the Financial Industry Regulatory Authority and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with ABI ("selected agents") and (iii) ABI.

           Investors may purchase shares of the Funds either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. A Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Fund's shares may receive differing compensation for selling different classes of shares.

           In order to open your account, a Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, physical address, social security/taxpayer identification number, and ownership/control information (for certain legal entities). Ownership/control information for legal entities may include the name, date of birth, physical address, and identification number (generally a social security or taxpayer identification number) of owners/controlling persons. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed, and other appropriate action may be taken as permitted by law.

Frequent Purchases and Sales of Fund Shares
-------------------------------------------

           Each Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

           Risks Associated With Excessive or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

           Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Fund ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

           A shareholder engaging in a short-term trading strategy may also target a Fund irrespective of its investments in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Funds may be adversely affected by price arbitrage.

           Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares to the extent they are detected by the procedures described below, subject to the Funds' ability to monitor purchase, sale and exchange activity. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

     o Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Fund shares, the Funds may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

     o Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Funds will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

     o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Purchase of Shares
------------------

           A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

           The public offering price of shares of a Fund is its NAV, plus, in the case of Class A shares of the Fund, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of the Fund's shares, the NAV per share is computed at the Fund Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

           The respective NAVs of the various classes of shares of the Fund are expected to be substantially the same. However, the NAVs of the Class B, Class C and Class R shares of the Fund will generally be slightly lower than the NAVs of the Class A, Class K, Class I, Class Z and Advisor Class shares of the Fund, as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

           A Fund will accept unconditional orders for its shares to be executed at the public offering price equal to its NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABI prior to the Fund Closing Time on each day the Exchange is open are priced at the NAV next computed on that day (plus applicable Class A sales charges). In the case of orders for purchases of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the Fund Closing Time. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the Fund Closing Time, the price received by the investor will be based on the NAV determined as of the Fund Closing Time on the next business day.

           A Fund may, at its sole option, accept securities as payment for shares of the Fund, including from certain affiliates of the Fund in accordance with the Fund's procedures, if the Adviser believes that the securities are appropriate investments for the Fund. The securities are valued by the method described under "Net Asset Value" below as of the date the Fund receives the securities and corresponding documentation necessary to transfer the securities to the Fund. This is a taxable transaction to the shareholder.

           Following the initial purchase of the Fund's shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before the Fund Closing Time to receive that day's public offering price. Telephone purchase requests received after the Fund Closing Time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the Fund Closing Time on the following day.

           Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, the Fund will not issue share certificates representing shares of the Fund. Ownership of the Fund's shares will be shown on the books of the Fund's transfer agent. Lost certificates will not be replaced with another certificate, but will be shown on the books of the Fund's transfer agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

           Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B shares and Class C shares bear the expense of the CDSC, (ii) depending on the Fund, Class B shares, Class C shares and Class R shares typically each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares, and Class I shares, Class Z shares and Advisor Class shares do not bear such a fee, (iii) Class B shares and Class C shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (iv) each of Class A, Class B, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Class C shareholders because the Class B and Class C shares convert to Class A shares under certain circumstances, and the Class A shareholders, the Class B shareholders and the Class C shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

           The Directors of the Funds have determined that currently no conflict of interest exists between or among the classes of shares of the Funds. On an ongoing basis, the Directors of the Funds, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

           Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for Group Retirement Plans. See "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and CDSC on Class B or Class C shares prior to conversion would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, ABI will reject any order (except orders from certain Group Retirement Plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.

           Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all of their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all of their funds will be invested initially.

           Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all of their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a three-year (four-year for Unconstrained Bond) and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

           Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the three-year (four-year for Intermediate Bond) period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

           The following table shows the aggregate amount of underwriting commissions payable with respect to the Funds' shares and the amounts ABI received from such commissions payable over the Funds' last three fiscal years or since inception.

                                                            Aggregate ABI
Fiscal Year/Period                        Aggregate Amount  Received from
Ended October 31/                         of Underwriting   Aggregate Amount
September 30/                             Commissions       of Underwriting
August 31           Fund                  Payable           Commission Payable*
------------------  ----                  ----------------  -------------------

2017                Intermediate Bond         $76,094            $3,747
2016                                          157,019             8,908
2015                                          107,398             5,543

2017                Limited Duration          $33,314            $1,814
2016                                           58,266             3,232
2015                                           41,500             1,810

2017                Unconstrained Bond         $9,043              $658
2016                                           30,680             1,512
2015                                           36,464             2,283

2017                Global Bond              $442,621           $20,394
2016                                          688,437            34,621
2015                                          654,281            33,865

2017                High Income            $3,556,075          $229,894
2016                                        4,450,686           257,875
2015                                        3,691,102           236,245

2017                Credit Long/Short            $399               $27
2016                                              131                11
2015                                            1,235               106

2017                Income Fund              $121,163           $57,304
2016                                           74,559            23,470


2017                Tax-Aware                      $0                $0
2016                                                0                 0
2015                                               42                42

---------------------------
     *The amount received by ABI represents that portion of the sales charges paid on shares of the Fund sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

     The following table shows the CDSCs received by ABI from each share class during the Funds' last three fiscal years or since inception.


Fiscal                                Amounts       Amounts         Amounts
Year/Period                           ABI Received  ABI Received    ABI Received
Ended                                 in CDSCs      in CDSCs        in CDSCs
October 31/                           from          from            from
September 30/                         Class A       Class B         Class C
August 31        Fund                 Shares        Shares          Shares
-------------    ----                 -----------   ------------    ------------

2017             Intermediate Bond        $3,712          $564             $896
2016                                       2,821           826              702
2015                                       2,355           388            2,658

2017             Limited Duration         $1,131            $0           $8,125
2016                                           0             0              964
2015                                           0             0            8,132

2017             Unconstrained Bond         $366           $38             $319
2016                                         126            27            1,211
2015                                       5,229            30            2,127

2017             Global Bond              $7,246          $105          $34,110
2016                                      23,175           405           16,120
2015                                       3,813           889           18,235

2017             High Income             $63,642          $431         $118,573
2016                                      17,602         1,094          103,592
2015                                      24,220           424          179,035

2017             Credit Long/Short            $0            $0               $0
2016                                           0             0                0
2015                                           0             0                0

2017             Income Fund                 $71           N/A           $5,248
2016                                           0           N/A                0


2017             Tax-Aware                    $0           N/A             $492
2016                                           0           N/A            1,399
2015                                           0           N/A              686

Class A Shares
--------------

           The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.


                  Sales Charge for All Funds except Tax-Aware
                  -------------------------------------------

                                                               Discount or
                                                 As % of       Commission to
                                   As % of       the Public    Dealers or Agents
                                   Net Amount    Offering      of up to % of
      Amount of Purchase           Invested      Price         Offering Price
      ------------------           ----------    -----------    --------------
      Up to $100,000..............     4.44%         4.25%            4.00%
      $100,000 up to $250,000.....     3.36          3.25             3.00
      $250,000 up to $500,000.....     2.30          2.25             2.00
      $500,000 up to $1,000,000*..     1.78          1.75             1.50

----------------------------------------
* There is no initial sales charge on transactions of $1,000,000 or more.


                           Sales Charge for Tax-Aware
                           --------------------------

                                                               Discount or
                                                 As % of       Commission to
                                   As % of       the Public    Dealers or Agents
                                   Net Amount    Offering      of up to % of
      Amount of Purchase           Invested      Price         Offering Price
      ------------------           ----------    -----------    --------------

     Up to $100,000..............     3.09%         3.00%         3.00%
     $100,000 up to $250,000.....     2.04          2.00          2.00
     $250,000 up to $500,000.....     1.01          1.00          1.00
     $500,000 and above..........     0.00          0.00          0.00

           All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more for all Funds except Tax-Aware, and $500,000 or more for Tax-Aware, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Contingent Deferred Sales Charge".

           A Fund receives the entire NAV of its Class A shares sold to investors. ABI's commission is the sales charge shown in the Prospectus less any applicable discount or commission re-allowed to selected dealers and agents. ABI will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

           No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other AB Mutual Funds (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AB Government Money Market Portfolio that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares as described below under "--Class B Shares--Conversion Feature".

            For all Funds except Tax-Aware, commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single shareholder of $1,000,000 or more that are not subject to an initial sales charge at up to the following rates: 1.00% on purchase amounts up to $5,000,000; plus 0.50% on purchase amounts over $5,000,000. Commissions are paid based on cumulative purchases by a shareholder over the life of an account with no adjustments for redemptions, transfers or market declines.

            For Tax-Aware, commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single shareholder of $500,000 or more that are not subject to an initial sales charge at up to the following rates: 1.00% on purchase amounts up to $5,000,000; plus 0.50% on purchase amounts over $5,000,000. Commissions are paid based on cumulative purchases by a shareholder over the life of an account with no adjustments for redemptions, transfers or market declines.

            In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

           Class A Shares -- Sales at NAV. A Fund may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

          (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's Institutional Investment Management Division;

          (ii) officers and present or former Directors of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, "Relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

         (iii) the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;

          (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services, or clients of broker-dealers or other financial intermediaries who purchase Class A shares for their own accounts through self-directed and/or non-discretionary brokerage accounts with the broker-dealers or financial intermediaries that may or may not charge a transaction fee to its clients;

          (v) plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by the Adviser's Institutional Investment Management Division or Bernstein Global Wealth Management Division, including subsequent contributions to those IRAs;

          (vi) persons participating in a "Mutual Fund Only" brokerage program, sponsored and maintained by a registered broker-dealer or other financial intermediary;

         (vii) certain retirement plan accounts as described under "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts";

        (viii) current Class A shareholders of AB Mutual Funds and investors who receive a "Fair Funds Distribution" (a "Distribution") resulting from an SEC enforcement action against the Adviser and current Class A shareholders of AB Mutual Funds who receive a Distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds who, in each case, purchase shares of an AB Mutual Fund from ABI through deposit with ABI of the Distribution check; and

          (ix) certain firm-specific waivers as disclosed in Appendix C of the Prospectus.

Class B Shares
--------------

           Effective January 31, 2009, sales of Class B shares of the Funds to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AB Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund's Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

           Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

           For Intermediate Bond, Global Bond and High Income, six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. For Unconstrained Bond, eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

Class C Shares
--------------

           Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares incur higher distribution services fees than other classes of the Fund's shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than the other classes.

           Ten years after the end of the calendar month in which the shareholder's purchase order was accepted Class C shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class C shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

Conversion Feature for Class B and Class C Shares
-------------------------------------------------

           For purposes of conversion to Class A, Class B or Class C shares purchased through the reinvestment of dividends and distributions paid in respect of such shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B or Class C shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of such shares in the sub-account will also convert to Class A shares.

           The conversion of Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B or Class C shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B or Class C shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B or Class C shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years for Class B shares and ten years for Class C shares after the end of the calendar month in which the shareholder's purchase order was accepted.

           Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that, in either case, are redeemed within one year of purchase will be subject to a CDSC of 1%, as will Class A share purchases by certain Group Retirement Plans (see "Alternative Purchase Arrangements -- Group Retirement Plans and Tax-Deferred Accounts" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

           To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

           For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

Unconstrained Bond:

                                                Contingent Deferred Sales Charge
                                                for the Fund as a % of Dollar
          Year Since Purchase                   Amount Subject to Charge
          ----------------------------------------------------------------------
          First                                           4.0%
          Second                                          3.0%
          Third                                           2.0%
          Fourth                                          1.0%
          Fifth and thereafter                            None

All Other Funds:

                                                Contingent Deferred Sales Charge
                                                for the Fund as a % of Dollar
          Year Since Purchase                   Amount Subject to Charge
          ----------------------------------------------------------------------
          First                                          3.0%
          Second                                         2.0%
          Third                                          1.0%
          Fourth and thereafter                          None

           In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AB Mutual Fund originally purchased by the shareholder. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or Class C shares, as applicable.

           Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Fund in connection with the sale of Fund shares, such as the payment of compensation to selected dealers and agents for selling Fund shares. The combination of the CDSC and the distribution services fee enables the Fund to sell shares without a sales charge being deducted at the time of purchase.

           The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2, (iii) that had been purchased by present or former Directors of the Funds, by a relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs for Class A Shares--Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a Group Retirement Plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a Group Retirement Plan,
(vi) due to the complete termination of a trust upon the death of the trustor/grantor, beneficiary or trustee, but only if the trust termination is specifically provided for in the trust document, or (vii) that had been purchased with proceeds from a Distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $1,000,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Fund or in the case of a Group Retirement Plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.

Class R Shares
--------------

           Class R shares are offered to certain Group Retirement Plans. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein-sponsored retirement products. Class R shares do not have an initial sales charge or CDSC, but incur a .50% distribution services fee and thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

Class K Shares
--------------

           Class K shares are available at NAV to certain Group Retirement Plans. Class K shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein-sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus have (i) a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

Class I Shares
--------------

           Class I shares are available at NAV to Group Retirement Plans. ClassI shares are also available to certain institutional investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates who invest at least $2 million in the Fund. Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein-sponsored retirement products. Class I shares are not subject to an initial sales charge, CDSC or distribution services fee, and thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Class Z Shares
--------------

           Class Z shares are available at NAV to certain Group Retirement Plans and certain Alliance-Bernstein-sponsored group retirement plans. Class Z shares generally are not available to retail traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class Z shares are not currently available to Group Retirement Plans in the AllianceBernstein-sponsored programs known as the "Informed Choice" programs. Class Z shares are also available to certain institutional investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates who invest at least $2 million in the Fund. Class Z shares are also available to persons participating in certain fee-based programs sponsored and maintained by registered broker-dealers or other financial intermediaries with omnibus account arrangements with a Fund.

           Class Z shares are not subject to an initial sales charge, CDSC or distribution services fee, and thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Advisor Class Shares
--------------------

           Advisor Class shares may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI;
(ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that purchase shares directly without the involvement of a financial intermediary; (iii) by officers and present or former Directors of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investments in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates; Relatives of any such person; or any trust, individual retirement account or retirement plan for the benefit of any such person; (iv) by the categories of investors described in clauses (i),
(iii) and (iv) under "Class A Shares -- Sales at NAV"; or (v) through brokerage platforms or firms that have agreements with ABI to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by ABI for investment in Advisor Class shares. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares are not subject to an initial sales charge, CDSC or distribution services fees, and thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C, Class R, Class K or Class I shares.

Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts
---------------------------------------------------------------------------

           Each Fund offers special distribution arrangements for Group Retirement Plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group Retirement Plans also may not offer all classes of shares of the Fund. In addition, the Class A and Class B CDSC may be waived for investments made through certain Group Retirement Plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

           Class A Shares. Class A shares are available at NAV to all AllianceBernstein-sponsored Group Retirement Plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not eligible at the beginning of a month for purchases of Class A shares at NAV meets the asset level or number of employees required for such eligibility, later in that month, all purchases by the plan will be subject to a sales charge until the monthly measurement of assets and employees. If the plan terminates the Fund as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption.

           Class A shares are also available at NAV to Group Retirement Plans. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's distribution service plan.

           Class B Shares. Class B shares are generally not available for purchase by Group Retirement Plans. However, Class B shares may continue to be purchased by Group Retirement Plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

           Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

           Class R Shares. Class R shares are available to certain Group Retirement Plans. Class R shares are not subject to an initial sales charge or CDSC, but are subject to a .50% distribution services fee.

           Class K Shares. Class K shares are available to certain Group Retirement Plans. Class K shares are not subject to an initial sales charge or CDSC, but are subject to a .25% distribution services fee.

           Class I Shares. Class I shares are available to certain Group Retirement Plans. Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein-sponsored retirement products. Class I shares are not subject to an initial sales charge, CDSC or a distribution services fee.

            Class Z Shares. Class Z shares are available to certain Group Retirement Plans. Class Z shares are also available to certain AllianceBernstein-sponsored Group Retirement Plans. Class Z shares generally are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class Z shares are not currently available to Group Retirement Plans in the AllianceBernstein-sponsored programs known as the "Informed Choice" programs. Class Z shares are not subject to an initial sales charge, CDSC or distribution services fee.

            Choosing a Class of Shares for Group Retirement Plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Fund's share class eligibility criteria before determining whether to invest.

           Currently, the Funds also make their Class A shares available at NAV to Group Retirement Plans. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower Rule 12b-1 distribution services fees and Class I and Class Z shares have no CDSC or Rule 12b-1 distribution services fees, plans should consider purchasing Class K, Class I or Class Z shares, if eligible, rather than Class A shares.

           In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

     o the lower Rule 12b-1 distribution services fees (0.30%) (currently limited to 0.25%) and the 1%, 1-year CDSC with respect to Class A shares;

     o the higher Rule 12b-1 distribution services fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

     o the lower Rule 12b-1 distribution services fees (0.25%) and the absence of a CDSC with respect to Class K shares.

           Because Class A and Class K shares have lower Rule 12b-1 distribution services fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

           As described above, effective January 31, 2009, sales of Class B shares to new investors were suspended. While Class B shares were generally not available to Group Retirement Plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K, Class I and Class Z shares have lower expenses, and therefore may have higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs for Class A Shares
--------------------------------------------------

           The AB Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Fund is not notified that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.

           Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Fund (and/or any other AB Mutual Fund) into a single "purchase". By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements". A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AB Mutual Fund, including AB Institutional Funds, by (i) an individual, his or her spouse or domestic partner or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company", as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

         Currently, the AB Mutual Funds include:

AB Bond Fund, Inc.
 - AB All Market Real Return Portfolio
 - AB Bond Inflation Strategy
 - AB Credit Long/Short Portfolio
 - AB FlexFee International Bond Portfolio
 - AB High Yield Portfolio
 - AB Income Fund
 - AB Intermediate Bond Portfolio
 - AB Limited Duration High Income Portfolio
 - AB Municipal Bond Inflation Strategy
 - AB Tax-Aware Fixed Income Portfolio
AB Cap Fund, Inc.
 - AB All Market Alternative Return Portfolio
 - AB All Market Income Portfolio
 - AB Asia ex-Japan Equity Portfolio
 - AB Concentrated Growth Fund
 - AB Concentrated International Growth Portfolio
 - AB Emerging Markets Core Portfolio
 - AB Emerging Markets Multi-Asset Portfolio
 - AB FlexFee Core Opportunities Portfolio
 - AB FlexFee Emerging Markets Growth Portfolio
 - AB FlexFee International Strategic Core Portfolio
 - AB FlexFee Large Cap Growth Portfolio
 - AB FlexFee US Thematic Portfolio
 - AB Global Core Equity Portfolio
 - AB International Strategic Core Portfolio
 - AB Multi-Manager Select Retirement Allocation Fund
 - AB Multi-Manager Select 2010 Fund
 - AB Multi-Manager Select 2015 Fund
 - AB Multi-Manager Select 2020 Fund
 - AB Multi-Manager Select 2025 Fund
 - AB Multi-Manager Select 2030 Fund
 - AB Multi-Manager Select 2035 Fund
 - AB Multi-Manager Select 2040 Fund
 - AB Multi-Manager Select 2045 Fund
 - AB Multi-Manager Select 2050 Fund
 - AB Multi-Manager Select 2055 Fund
 - AB Select US Equity Portfolio
 - AB Select US Long/Short Portfolio
 - AB Small Cap Growth Portfolio
 - AB Small Cap Value Portfolio
AB Core Opportunities Fund, Inc.
AB Discovery Growth Fund, Inc.
AB Equity Income Fund, Inc.
AB Fixed-Income Shares, Inc.
 -AB Government Money Market Portfolio
AB Global Bond Fund, Inc.
AB Global Real Estate Investment Fund, Inc.
AB Global Risk Allocation Fund, Inc.
AB High Income Fund, Inc.
AB Large Cap Growth Fund, Inc.
AB Municipal Income Fund, Inc.
 - AB California Portfolio
 - AB High Income Municipal Portfolio
 - AB National Portfolio
 - AB New York Portfolio
AB Municipal Income Fund II
 - AB Arizona Portfolio
 - AB Massachusetts Portfolio
 - AB Minnesota Portfolio
 - AB New Jersey Portfolio
 - AB Ohio Portfolio
 - AB Pennsylvania Portfolio
 - AB Virginia Portfolio
AB Relative Value Fund, Inc.
AB Sustainable Global Thematic Fund, Inc.
AB Sustainable International Thematic Fund, Inc.
AB Trust
 - AB Discovery Value Fund
 - AB International Value Fund
 - AB Value Fund
AB Unconstrained Bond Fund, Inc.
The AB Portfolios
 - AB All Market Total Return Portfolio
 - AB Conservative Wealth Strategy
 - AB Growth Fund
 - AB Tax-Managed All Market Income Portfolio
 - AB Tax-Managed Wealth Appreciation Strategy
 - AB Wealth Appreciation Strategy
Sanford C. Bernstein Fund, Inc.
 - Intermediate California Municipal Portfolio
 - Intermediate Diversified Municipal Portfolio
 - Intermediate New York Municipal Portfolio
 - International Portfolio
 - Short Duration Portfolio
 - Tax-Managed International Portfolio

           Prospectuses for the AB Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI or on the internet at www.abfunds.com.

           Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Fund may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements". In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

          (i)  the investor's current purchase;

          (ii) the higher of cost or NAV (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares held by the investor of any other AB Mutual Fund, including AB Institutional Funds; and

         (iii) the higher of cost or NAV of all shares described in paragraph
               (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

           The initial sales charge you pay on each purchase of Class A shares will take into account your accumulated holdings in all classes of shares of AB Mutual Funds. Your accumulated holdings will be calculated as (a) the value of your existing holdings as of the day prior to your additional investment or (b) the amount you have invested including reinvested distributions but excluding appreciation less the amount of any withdrawals, whichever is higher.

           For example, if an investor owned shares of an AB Mutual Fund that were purchased for $200,000 and were worth $190,000 at their then current NAV and, subsequently, purchased Class A shares of a Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

           Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of a Fund or any AB Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent.

           Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AB Mutual Funds under a single Letter of Intent. The AB Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse or domestic partner each purchase shares of the Fund worth $20,000 (for a total of $40,000), but the current NAV of all applicable accounts is $45,000 at the time a $100,000 Letter of Intent is initiated, it will only be necessary to invest a total of $55,000 during the following 13 months in shares of the Fund or any other AB Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

           The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

           Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Fund can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

           Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AB Mutual Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

           Dividend Reinvestment Program. Under a Fund's Dividend Reinvestment Program, unless you specify otherwise, your dividends and distributions will be automatically reinvested in the same class of shares of the Fund without an initial sales charge or CDSC. If you elect to receive your distributions in cash, you will only receive a check if the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in Fund shares. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH". If you elect to receive distributions by check, your distributions and all subsequent distributions may nonetheless be reinvested in additional shares of the Fund under the following circumstances:

          (a) the postal service is unable to deliver your checks to your address of record and the checks are returned to the Fund's transfer agent as undeliverable; or

          (b) your checks remain uncashed for nine months.

           Additional shares of the Fund will be purchased at the then current NAV. You should contact the Fund's transfer agent to change your distribution option. Your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

           Dividend Direction Plan. A shareholder who already maintains accounts in more than one AB Mutual Fund may direct that income dividends and/or capital gains paid by one AB Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of any eligible class of one or more other AB Mutual Fund(s) in which the shareholder maintains an account. Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

           General. Any shareholder who owns or purchases shares of a Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70- 1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

           Shares of a Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

           Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General". Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

           Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Fund should complete the appropriate portion of the Mutual Fund Application, while current Fund shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

           CDSC Waiver for Class A Shares, Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

           Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

           With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

           Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

           In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

           In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 3% of your investment (4% with respect to sales of Class B shares of Unconstrained Bond). Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

           In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

           In the case of Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

           In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

           Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

          o    upfront sales commissions;

          o    Rule 12b-1 fees;

          o    additional distribution support;

          o    defrayal of costs for educational seminars and training; and

          o payments related to providing recordkeeping and/or transfer agency services.

           Please read your Prospectus carefully for information on this compensation. Please also refer to Appendix C--Financial Intermediary Waivers in the Prospectus.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

           In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees", in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging entertainment and meals.

           For 2018, ABI's additional payments to these firms for distribution services and educational support related to the AB Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the AB Mutual Funds, or approximately $20 million. In 2018, ABI is expected to pay approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $19 million for distribution services and educational support related to the AB Mutual Funds.

           A number of factors are considered in determining the additional payments, including each firm's AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational or marketing purposes. In some cases, firms will include the AB Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

           Each Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Fund -- Annual Fund Operating Expenses" in your Prospectus.

           If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

           Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of your purchase.

           ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

         Advisor Group
         American Enterprise Investment Services
         AXA Advisors
         Cadaret, Grant & Co.
         Citigroup Global Markets
         Citizens Securities
         Commonwealth Financial Network
         Donegal Securities
         JP Morgan Securities
         Lincoln Financial Advisors Corp.
         Lincoln Financial Securities Corp.
         LPL Financial
         Merrill Lynch
         Morgan Stanley
         Northwestern Mutual Investment Services
         PNC Investments
         Raymond James
         RBC Wealth Management
         Robert W. Baird
         Santander Securities
         UBS Financial Services
         US Bancorp Investments
         Wells Fargo Advisors

           ABI expects that additional firms may be added to this list from time to time.

           Although the Funds may use brokers and dealers that sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

-------------------------------------------------------------------------------

                      REDEMPTION AND REPURCHASE OF SHARES

-------------------------------------------------------------------------------

           The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds". If you are an Advisor Class shareholder through an account established under a fee-based program or commission-based brokerage program, your program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Similarly, if you are a shareholder through a Group Retirement Plan, your plan may impose requirements with respect to the purchase, sale or exchange of shares of a Fund that are different from those imposed below. Each Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

           Subject only to the limitations described below, each Fund will redeem the shares tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Each Fund expects that it will typically take one to three business days following the reception of a shareholder's redemption request in proper form to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days after the day it is received in proper form by the Fund by the Fund closing time. If a shareholder is in doubt about what documents are required by his or her investment program or employee benefit plan, the shareholder should contact his or her financial intermediary.

           The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings), or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Fund.

           Payment of the redemption price normally will be made in cash but may be made, at the option of the Fund, in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds from Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

           To redeem shares of a Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

           To redeem shares of a Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

           Telephone Redemption by Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no share certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000, and must be made before the Fund Closing Time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

           Telephone Redemption by Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no share certificates have been issued by telephone at (800) 221-5672 before the Fund Closing Time, on a Fund business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

           Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Funds reserve the right to suspend or terminate their telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Funds, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Funds reasonably believe to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Funds did not employ such procedures, they could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

           Redemptions Through Intermediaries. A Fund may redeem shares through ABI or financial intermediaries. The redemption price will be the NAV next determined after ABI receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the Fund Closing Time will be executed at the NAV determined as of the Fund Closing Time on that day if received by ABI prior to a designated later time (pursuant to an agreement between the financial intermediary and ABI permitting such an arrangement; the designated time will vary by financial intermediary). The financial intermediary is responsible for transmitting the request to ABI on time. If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. Neither the Funds nor ABI charges a fee or commission in connection with the redemption of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary, the redemption is settled by the shareholder as an ordinary transaction with or through the financial intermediary, who may charge the shareholder for this service.

Account Closure
---------------

           Each Fund reserves the right to close out an account that has remained below $1,000 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

-------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

-------------------------------------------------------------------------------

           The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds". The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated.

           If you are an Advisor Class shareholder through an account established under a fee-based program or commission-based brokerage program or a shareholder in a Group Retirement Plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such intermediary.

Automatic Investment Program
----------------------------

           Investors may purchase shares of a Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the Program prior to January 31, 2009. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

           Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $50 monthly minimum.

Exchange Privilege
------------------

           You may exchange your investment in a Fund for shares of the same class of other AB Mutual Funds if the other AB Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AB Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) certain persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A, Class B, Class C, Class R, Class K, Class I and Class Z shares of the Fund for Advisor Class shares of the Fund or Class C shares of the Fund for Class A shares of the Fund. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by the Fund Closing Time on that day.

           Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B or Class C shares, for the purpose of conversion to Class A shares. After an exchange, your Class B or Class C shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B or Class C shares of the AB Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

           Please read carefully the prospectus of the AB Mutual Fund into which you are exchanging before submitting the request. Call ABIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A, Class B, Class C, Class R, Class K, Class I or Class Z shares of a Fund for Advisor Class shares or Class C shares for Class A shares of the same Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days' written notice.

           All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AB Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges of shares of AB Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

           Each Fund shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

           Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange at (800) 221-5672 before the Fund Closing Time, on the Fund business day as defined above. Telephone requests for exchanges received before the Fund Closing Time, on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

           A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AB Mutual Fund.

           None of the AB Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

           The exchange privilege is available only in states where shares of the AB Mutual Funds being acquired may legally be sold. Each AB Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

           Each shareholder of a Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent registered public accounting firm, Ernst & Young LLP, 5 Times Square, New York, New York 10036, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

Shareholder Services Applicable to Class A and Class C Shareholders Only
------------------------------------------------------------------------

Checkwriting (not available to shareholders of High Income, Credit Long/Short, Limited Duration High Income and Tax-Aware)
------------------------------------------------------------------------------

           A new Class A or Class C investor may fill out the Signature Card to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of the Fund redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the NAV of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Fund account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

           When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the NAV next determined, a sufficient number of full and fractional shares of the Fund in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due to, among various factors, market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

-------------------------------------------------------------------------------

                                NET ASSET VALUE

-------------------------------------------------------------------------------

           The NAV of each Fund is calculated at the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by a Fund on each Fund business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. A Fund's per share NAV is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding.

           Portfolio securities are valued at current market value or, if market quotations are not readily available or are unreliable, at fair value as determined in accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures (the "Pricing Policies") established by and under the general supervision of the Board. The Board has delegated to the Adviser, subject to the Board's continuing oversight, certain of the Board's duties with respect to the Pricing Policies. The Adviser has established a Valuation Committee, which operates under policies and procedures approved by the Boards, to value a Fund's assets on behalf of the Fund.

           Whenever possible, securities are valued based on market information on the business day as of which the value is being determined, as follows:

           (a) an equity security listed on the Exchange, or on another national or foreign exchange (other than securities listed on the Nasdaq Stock Exchange ("NASDAQ")), is valued at the last sale price reflected on the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is then valued at the last-traded price;

           (b) an equity security traded on NASDAQ is valued at the NASDAQ Official Closing Price;

           (c) an OTC equity security is valued at the mid level between the current bid and ask prices. If the mid price is not available, the security will be valued at the bid price. An equity security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange (as determined by the Adviser) on which the security is traded;

           (d) a listed or OTC put or call option is valued at the mid level between the current bid and ask prices (for options or futures contracts, see item (e)). If neither a current bid nor a current ask price is available, the Adviser will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Valuation Committee the next day;

           (e) an open futures contract and any option thereon are valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

           (f) a listed right is valued at the last-traded price provided by approved vendors. If there has been no sale on the relevant business day, the right is valued at the last-traded price from the previous day. On the following day, the security is valued in good faith at fair value. For an unlisted right, the calculation used in determining a value is the price of the reference security minus the subscription price multiplied by the terms of the right. There may be some instances when the subscription price is greater than the referenced security right. In such instances, the right would be valued as worthless;

           (g) a listed warrant is valued at the last-traded price provided by approved vendors. If there is no sale on the relevant business day, the warrant is valued at the last-traded price from the previous day. On the following day, the security is valued in good faith at fair value. All unlisted warrants are valued in good faith at fair value. Once a warrant has expired, it will no longer be valued;

           (h) preferred securities are valued based on prices received from approved vendors that use last trade data for listed preferreds and evaluated bid prices for non-listed preferreds, as well as for listed preferreds when there is no trade activity;

           (i) U.S. Government securities and any other debt instrument having 60 days or less remaining until maturity generally are valued at market by an independent pricing service, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology pertains to short-term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances in which amortized cost is utilized, the Valuation Committee must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. The factors the Valuation Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. The Adviser is responsible for monitoring any instances when a market price is not applied to a short term security and will report any instances to the Valuation Committee for review;

           (j) a fixed-income security is typically valued on the basis of bid prices provided by an approved pricing vendor when the Adviser reasonably believes that such prices reflect the fair market value of the security. In certain markets, the market convention may be to use the mid price between bid and offer. Fixed-income securities may be valued on the basis of mid prices when such prices reflect the conventions of the particular markets. The prices provided by an approved pricing vendor may take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. If the Adviser determines that an appropriate pricing vendor does not exist for a security in a market that typically values such security on the basis of a bid price, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker/dealer in such security. If the Adviser receives multiple broker quotes that are deemed to be reliable, then the Adviser will utilize the second highest broker quote. If an appropriate pricing vendor does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security;

           (k) bank loans are valued on the basis of bid prices provided by a pricing vendor;

           (l) bridge loans are valued at fair value, which equates to the outstanding loan amount unless it is determined by the Adviser that any particular bridge loan should be valued at something other than outstanding loan amount. This may occur, due to, for example, a significant change in the high yield market and/or a significant change in the status of any particular issuer or issuers of bridge loans;

           (m) whole loans: residential and commercial mortgage whole loans and whole loan pools are market priced by an approved vendor or broker-dealer;

           (n) forward and spot currency pricing is provided by an independent pricing vendor. The rate provided by the approved vendor is a mid price for forward and spot rates. In most instances whenever both an "onshore" rate and an "offshore" (i.e., NDF) rate is available, the Adviser will use the offshore
(NDF) rate. NDF contracts are used for currencies where it is difficult (and sometimes impossible) to take actual delivery of the currency;

           (o) OTC derivatives pricing: various independent pricing vendors are used to obtain derivatives values or obtain information used to derive a price for each investment. This information is placed into various pricing models that can be sourced by the Adviser or from approved vendors (depending on the type of derivative) to derive a price for each investment. These pricing models are monitored/reviewed on an ongoing basis by the Adviser;

           (p) mutual funds and other pooled vehicles: the Adviser receives pricing information for mutual funds and other pooled vehicles from various sources (including AB Global Fund Administrator and the external custodian banks). Open-end mutual funds are valued at the closing NAV per share and closed-end funds and ETFs are valued at the closing market price per share;

           (q) repurchase agreements and reverse repurchase agreements: repurchase agreements and reverse repurchase agreements will be valued based on their original cost plus accrued interest;

           (r) hedge funds: hedge funds will be priced at the most recent available closing NAV per share;

           (s) equity-linked notes: prices are sourced at the end of the pricing day from approved vendors. The vendor methodology is to source the relevant underlying non-U.S. dollar exchange closing prices and convert them to U.S. dollars; and

           (t) credit-linked notes: prices are sourced on the reference bond consistent with fixed-income security methodology as noted above, which are passed through as the price on the credit-linked note. Alternatively, broker marks are obtained.

           If the Adviser becomes aware of any news/market events that would cause the Valuation Committee to believe the last traded or market-based price, as applicable, does not reflect fair value, the security is then valued in good faith at fair value by, or in accordance with, procedures approved by the Board.

           When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

           Each Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Each Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

           Each Fund's Board may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets; or
(3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

           For purposes of determining a Fund's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and ask prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

           The assets attributable to the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares, Class Z shares and Advisor Class shares are invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

-------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

-------------------------------------------------------------------------------

U.S. Federal Income Taxation of Dividends and Distributions
-----------------------------------------------------------

           General. Each Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, a Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures contracts or forward currency exchange contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain "qualified publicly traded partnerships"; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies), securities (other than securities of other regulated investment companies) of any two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or securities of one or more "qualified publicly traded partnerships".

           If a Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

           It is the present policy of each Fund to distribute to shareholders all net investment income monthly and to distribute net realized capital gains, if any, annually. The amount of any such distributions must necessarily depend upon the realization by the Fund of income and capital gains from investments.

           Each Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to at least the sum of (i) 98% of its ordinary income for that year, (ii) 98.2% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year or, if later during the calendar year, the last day of the Fund's taxable year (i.e., November 30 or December 31) if the Fund is permitted to so elect and so elects, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

           The information set forth in the Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by a Fund and assume that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in a Fund, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

           Dividends and Distributions (All Funds, except Tax-Aware). Each Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income.

           Some or all of the distributions from a Fund may be treated as "qualified dividend income", taxable to individuals, trusts and estates at the reduced tax rates applicable to long-term capital gains, provided that both the fund and the shareholder satisfy certain holding period and other requirements. Based upon the investment policies of the Funds, it is expected that only a small portion, if any, of the Funds' distributions would be treated as "qualified dividend income".

           Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Funds. Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of a Fund. The investment objectives of the Funds are such that only a small portion, if any, of the Funds' distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

            Income dividends generally are declared daily and paid monthly, except with respect to Unconstrained Bond, which generally declares and pays monthly, and Credit Long/Short, which generally declares and pays quarterly; capital gains distributions generally occur annually in December.

           After the end of the calendar year, a Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

           Dividends and Distributions (Tax-Aware). For shareholders' federal income tax purposes, distributions to shareholders out of tax-exempt interest income earned by Tax-Aware are not subject to federal income tax if, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets consists of tax-exempt obligations. Tax-Aware intends to meet this requirement. However, interest income earned and distributed to shareholders on non-municipal securities would not be exempt from federal income tax. Insurance proceeds received by Tax-Aware under any insurance policies in respect of scheduled interest payments on defaulted municipal securities, as described herein, will be excludable from gross income in the same manner as interest payments from the insured municipal securities, and consequently such insurance proceeds may be included in exempt-interest dividends which are designated and paid by the Fund.

           A substantial portion of the dividends paid by Tax-Aware are anticipated to be exempt from federal income taxes. See, however, "Investment Policies and Restrictions--Alternative Minimum Tax" below. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

           Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since Tax-Aware's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Furthermore, since Tax-Aware's investment income is derived from interest rather than dividends, it is expected that for non-corporate shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at the same preferential tax rates applicable to long-term capital gains. Long-term capital gains, if any, distributed by Tax-Aware to a shareholder are taxable to the shareholder as long-term capital gain, irrespective such shareholder's holding period in his or her shares.

           If Tax-Aware's distributions exceed its income and capital gains realized in any year and the Fund has current and accumulated earnings and profits for federal income tax purposes, then all or a portion of those distributions may be treated as ordinary income to shareholders for federal income tax purposes.

            Income dividends generally are declared daily and paid monthly; capital gains distributions generally occur annually in December. After the end of the calendar year, Tax-Aware will notify shareholders of the federal income tax status of any distributions made by the Fund's to shareholders during such year.

           Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be a capital gain or loss if Fund shares are held as a capital asset, and will be a long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be a short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

           Any loss realized by a shareholder on a sale or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is so disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

           Cost Basis Reporting. As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the Internal Revenue Service (the "IRS") the "cost basis" of shares acquired by a shareholder on or after January 1, 2012 ("covered shares") and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The "cost basis" of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Funds will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.

           Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out
(FIFO) and Specific Share Identification. You may elect which method you want to use by notifying the Funds. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then a Fund's default cost basis calculation method, which is currently the Average Cost method - will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

           If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

           You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

           Qualified Plans. A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

           Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (at a rate of 28%) if such shareholder fails to provide a Fund with his or her correct taxpayer identification number, fails to make certain required certifications or is notified by the IRS that he or she is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's U.S. federal income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

           Foreign Income Taxes. Investment income received by a Fund also may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known.

            If more than 50% of the value of a Fund's assets at the close of its taxable year consists of stocks or securities of foreign corporations (which for this purpose should include obligations issued by foreign governments), the Fund will be eligible and intends to file an election with the IRS to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that a Fund will be able to do so. If a Fund makes this election, a shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received), his or her pro rata share of foreign taxes paid by the Fund, (ii) treat his or her pro rata share of such foreign taxes as having been paid by him and (iii) either deduct such pro rata share of foreign taxes in computing his or her taxable income or treat such foreign taxes as a credit against U.S. federal income taxes. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass-through of taxes by a Fund. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a dividend received from a Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid, to each such country and (ii) the portion of dividends that represents income derived from sources within each such country.

           The federal income tax status of each year's distributions by the Fund will be reported to shareholders and to the IRS. The foregoing is only a general description of the treatment of foreign taxes under the U.S. federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

U.S. Federal Income Taxation of the Funds
-----------------------------------------

           The following discussion relates to certain significant U.S. federal income tax consequences to a Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that each Fund will be taxed as a regulated investment company for each of its taxable years.

           Original Issue Discount and Market Discount Obligations. Under the original issue discount rules, a Fund will receive net investment income in the form of interest by virtue of holding debt obligations that have an issue price that is less than their stated redemption price at maturity (a "discount obligation"). These rules require that a holder (such as a Fund) of a discount obligation accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. Accordingly, a Fund may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. A Fund may realize a gain or loss from such sales. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Under the market discount rules, a Fund may recognize ordinary income from the sale of bonds which it purchased at a discount to their issue price in the secondary market.

           Options, Futures Contracts, and Forward Currency Exchange Contracts. Certain listed options, regulated futures contracts, and forward currency exchange contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Fund on section 1256 contracts other than forward currency exchange contracts will be considered 60% long-term and 40% short-term capital gain or loss, although the Fund may elect to have the gain or loss it realizes on certain contracts taxed as "section 988" gain or loss. Gain or loss realized by a Fund on forward currency exchange contracts generally will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. A Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

           With respect to OTC put and call options, gain or loss realized by a Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Fund will be treated as short-term capital gain or loss. In general, if a Fund exercises an option, or if an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

           Gain or loss realized by a Fund on the lapse or sale of put and call options on foreign currencies which are traded OTC or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by a Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if a Fund exercises such an option on a foreign currency, or if such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded OTC or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

           Stripped Mortgage-Related Securities. Certain classes of SMRS which are issued at a discount, the payments of which are subject to acceleration by reason of prepayments of the underlying mortgage assets securing such classes, are subject to special rules for determining the portion of the discount at which the class was issued which must be accrued as income each year. Under Code section 1272(a)(6), a principal-only class or a class which receives a portion of the interest and a portion of the principal from the underlying mortgage assets is subject to rules which require accrual of interest to be calculated and included in the income of a holder (such as a Fund) based on the increase in the present value of the payments remaining on the class, taking into account payments includable in the class's stated redemption price at maturity which are received during the accrual period. For this purpose, the present value calculation is made at the beginning of each accrual period (i) using the yield to maturity determined for the class at the time of its issuance (determined on the basis of compounding at the close of each accrual period and properly adjusted for the length of the accrual period), calculated on the assumption that certain prepayments will occur, and (ii) taking into account any prepayments that have occurred before the close of the accrual period. Since interest included in a Fund's income as a result of these rules will have been accrued and not actually paid, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest it actually received, with possible results as described above.

           Tax Straddles. Any option, futures contract or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that: (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund, all of the offsetting positions of which consist of section 1256 contracts.

           Zero-coupon Municipal Securities. Under current federal income tax law, Tax-Aware will include in its net investment income as interest each year, in addition to stated interest received on obligations held by the Fund, tax-exempt interest income attributable to the Fund from holding zero-coupon municipal securities. Current federal income tax law requires that a holder (such as Tax-Aware) of a zero-coupon municipal security accrue as income each year a portion of the original issue discount (i.e., the amount equal to the excess of the stated redemption price of the security at maturity over its issue price) attributable to such obligation even though the Fund does not receive interest payments in cash on the security during the year which reflect the accrued discount. As a result of the above rules, in order to make the distributions necessary for Tax-Aware not to be subject to federal income or excise taxes, the Fund may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Fund has actually received as interest during the year. Such distributions will be made from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. Tax-Aware may realize a gain or loss from such sales. In the event Tax-Aware realizes capital gains from such sales, its shareholders may receive larger distributions than they would receive in the absence of such sales.

           Currency Fluctuations -- "Section 988" Gains and Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward currency exchange contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends a Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Alternative Minimum Tax
-----------------------

            Under current federal income tax law, interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals, though for regular federal income tax purposes such interest will remain fully tax-exempt. Such private activity bonds ("AMT-Subject Bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

           In most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which assets of Tax-Aware may be invested.

Other Taxation
--------------

           A Fund may be subject to state and local taxes. A shareholder's state of residence may impose income tax on distributions of tax-exempt interest income, which are exempt from Federal income tax. Shareholders are urged to consult their own tax advisors regarding the state and local income tax consequences of an investment in the Funds.

Taxation of Foreign Stockholders
--------------------------------

           Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

           If the income from a Fund is not effectively connected with the foreign shareholder's U.S. trade or business, then, except as discussed below, distributions of the Fund attributable to ordinary income paid to a foreign shareholder by the Fund will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Distributions of a Fund attributable to U.S. source portfolio interest income are not subject to this withholding tax if so designated.

           A foreign shareholder generally would be exempt from Federal income tax on distributions of a Fund attributable to net long-term and short-term capital gain and on gain realized from the sale or redemption of shares of the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

           If the income from a Fund is effectively connected with a foreign shareholder's U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

           The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

           The tax rules of other countries with respect to an investment in a Fund can differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.

-------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

-------------------------------------------------------------------------------

           Subject to the general oversight of each Fund's Board, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Funds. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, a Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

           Most transactions for the Funds, including transactions in listed securities, are executed in the OTC market by approximately fifteen principal market maker dealers with whom the Adviser maintains regular contact. Most transactions made by the Funds will be principal transactions at net prices and the Funds will incur little or no brokerage costs. However, a Fund may make opportunistic investments in equities from time to time and Tax-Aware regularly invests in equity securities. The Funds will incur brokerage commissions on those transactions. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution are available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a Fund usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and ask price.

           When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

           Tax-Aware may deal in some instances in securities that are not listed on a national stock exchange but are traded in the OTC market. Tax-Aware may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the OTC market or third market, Tax-Aware will seek to deal with the primary market makers, but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, Tax-Aware will attempt to negotiate best execution.

           Many of Tax-Aware's portfolio transactions in equity securities will occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign OTC markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. OTC transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries.

           No Fund has an obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of a Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Funds. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreements, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information.

           Neither the Funds nor the Adviser have entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Funds. While it is impracticable to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

           The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Funds effect securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts.

           Investment decisions for a Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of a Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed in accordance with a similar strategy by the Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases, this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

           Allocations are made by the officers of a Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

           During the fiscal years ended October 31, 2017, October 31, 2016 and October 31, 2015, Credit Long/Short paid brokerage commissions amounting in the aggregate to $10,287, $8,320 and $19,040, respectively.

           During the fiscal years ended September 30, 2017, September 30, 2016 and September 30, 2015, Global Bond paid brokerage commissions amounting in the aggregate to $141,444, $127,032 and $44,944, respectively.

           During the fiscal years ended October 31, 2017, October 31, 2016 and October 31, 2015, Intermediate Bond paid brokerage commissions amounting in the aggregate to $17,782, $12,026 and $6,375, respectively.

           During the fiscal years ended October 31, 2017, October 31, 2016 and October 31, 2015, Unconstrained Bond paid brokerage commissions amounting in the aggregate to $147,246, $124,770 and $216,472, respectively.

           During the fiscal years ended October 31, 2017, October 31, 2016 and October 31, 2015, High Income paid brokerage commissions amounting in the aggregate to $382,435, $183,473 and $16,496, respectively.

           During the fiscal years ended September 20, 2017, September 30, 2016 and September 30, 2015, Limited Duration High Income paid brokerage commissions amounting in the aggregate to $56,525, $39,525 and $75,663, respectively.

           During the fiscal year ended October 31, 2017 and the fiscal period ended October 31, 2016, Income Fund paid brokerage commissions amounting in the aggregate to $382,435 and $74,559, respectively.

           During the fiscal years ended October 31, 2017, October 31, 2016 and October 31, 2015, Tax-Aware did not pay any brokerage commissions.

           The Funds may, from time to time, place orders for the purchase or sale of securities (including listed call options) with SCB & Co. and SCB Limited (a UK broker-dealer), affiliates of the Adviser (the "Affiliated Brokers"). In such instances the placement of orders with the Affiliated Brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that the Affiliated Brokers are affiliates of the Adviser. With respect to orders placed with the Affiliated Brokers for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Funds), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The Funds paid no brokerage commissions to the Affiliated Brokers during the three most recent fiscal years or since inception, as applicable.

Disclosure of Portfolio Holdings
--------------------------------

           Each Fund believes that the ideas of the Adviser's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, each Fund also believes that knowledge of the Fund's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

           The Adviser has adopted, on behalf of each Fund, policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about the Fund's portfolio holdings on a selective basis.

           The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser's website (www.abfunds.com). The Adviser generally posts on the website a complete schedule of the Fund's portfolio securities, generally as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Fund, the market value of the Fund's holdings, and the percentage of the Fund's assets represented by the portfolio security. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities the Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the Fund's investments by country, sector, and industry, as applicable, approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

           The Adviser may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, (i) to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund (including, without limitation, pricing services and proxy voting services), (ii) to facilitate the review of the Fund by ratings agencies, (iii) for the purpose of due diligence regarding a merger or acquisition, or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. The Adviser does not expect to disclose information about the Fund's portfolio holdings to the Fund's individual or institutional investors or to intermediaries that distribute the Fund's shares without making such information public as described herein. Information may be disclosed with any frequency and any lag, as appropriate.

           Before any non-public disclosure of information about the Fund's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

           The Adviser has established procedures to ensure that each Fund's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determine that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

           In accordance with these procedures, each of the following third parties has been approved to receive information concerning each Fund's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio holdings information unless specifically authorized.

-------------------------------------------------------------------------------

                              GENERAL INFORMATION

-------------------------------------------------------------------------------

Description of the Funds
------------------------

Intermediate Bond

           Intermediate Bond is a series of AB Bond Fund, Inc. (the "Company"), a Maryland corporation organized in 1973 under the name "Alliance Bond Fund, Inc." The Company's name was changed to "AllianceBernstein Bond Fund, Inc." on March 31, 2003 and "AB Bond Fund, Inc." on January 20, 2015. The name of the Fund was changed from "AllianceBernstein Intermediate Bond Portfolio" to "AB Intermediate Bond Portfolio" on January 20, 2015.

Limited Duration

           Limited Duration is a series of AB Bond Fund, Inc., a Maryland corporation. The Fund was organized in 2011 under the name "AllianceBernstein Limited Duration High Income Portfolio". The name of the Fund was changed from "AllianceBernstein Limited Duration High Income Portfolio" to "AB Limited Duration High Income Portfolio" on January 20, 2015.

Unconstrained Bond

           The Fund is a Maryland corporation organized in 1995 under the name of "Alliance Global Strategic Income Trust, Inc." The name became
"AllianceBernstein Global Strategic Income Trust, Inc. on March 31, 2003, "AllianceBernstein Diversified Yield Fund, Inc." on November 5, 2007, "AllianceBernstein Unconstrained Bond Fund, Inc." on February 3, 2011, and "AB Unconstrained Bond Fund, Inc." on January 20, 2015.

Global Bond

           The Fund is a Maryland corporation organized in 1992 under the name of "Alliance North American Government Income Fund, Inc." The name became "Alliance Americas Government Income Trust, Inc." on March 1, 2002, "AllianceBernstein Americas Government Income Trust, Inc." on March 31, 2003, "AllianceBernstein Global Government Income Trust, Inc." on February 1, 2006, "AllianceBernstein Global Bond Fund, Inc." on November 5, 2007, and "AB Global Bond Fund, Inc." on January 20, 2015.

High Income

           The Fund is a Maryland corporation organized in 1993 under the name of "Alliance Global Dollar Government Fund, Inc." The name became "Alliance Emerging Market Debt Fund, Inc." on March 1, 2002, "AllianceBernstein Emerging Market Debt Fund, Inc." on March 31, 2003, "AllianceBernstein High Income Fund, Inc." on January 28, 2008, and "AB High Income Fund, Inc." on January 20, 2015.

Credit Long/Short

           Credit Long/Short is a series of AB Bond Fund, Inc., a Maryland corporation. The Fund was organized in 2014 under the name "AllianceBernstein Credit Long/Short Portfolio". The name of the Fund was changed from "AllianceBernstein Credit Long/Short Portfolio" to "AB Credit Long/Short Portfolio" on January 20, 2015.

Income Fund

           Income Fund is a series of AB Bond Fund, Inc., a Maryland corporation. The Fund was organized in 2015 under the name "AB Income Fund."

Tax-Aware

           Tax-Aware is a series of AB Bond Fund, Inc., a Maryland corporation. The Fund was organized in 2013 under the name "AllianceBernstein Tax-Aware Fixed Income Portfolio". The name of the Fund was changed from "AllianceBernstein Tax-Aware Fixed Income Portfolio" to "AB Tax-Aware Fixed Income Portfolio" on January 20, 2015.

All Funds

           It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of directors.

           A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from a Fund's assets and, upon redeeming shares, will receive the then current NAV of the Fund represented by the redeemed shares less any applicable CDSC. A Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of a Fund has the same rights and is identical in all respects except that each of Class A, Class B, Class C, Class R and Class K shares of a Fund bears its own distribution expenses; Class B shares convert to Class A shares under certain circumstances; and Class C shares convert to Class A shares under certain circumstances. Each class of shares of a Fund votes separately with respect to the Fund's Plan and other matters for which separate class voting is appropriate under applicable law. Shares are, when issued, fully paid and non-assessable, freely transferable, entitled to dividends as determined by the Directors and, in liquidation of a Fund, are entitled to receive the net assets of the Fund.

           Each class of shares of a Fund represents an interest in the same portfolio of investments, and has the same rights and is identical in all respects, except that expenses related to the distribution of each class are borne solely by each class and each class of shares has exclusive voting rights with respect to provisions of the Plan which pertain to a particular class and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders an amendment to the Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders, and the Class A shareholders and the Class B shareholders will vote separately by class.

           A Fund's Board may, without shareholder approval, increase or decrease the number of authorized but unissued shares of the Fund's Class A, Class B, Class C, Class R, Class K, Class I, Class Z and Advisor Class Common Stock.

Principal and Controlling Holders
---------------------------------

                               INTERMEDIATE BOND

           To the knowledge of the Fund, as of January 10, 2018, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Fund:

                                                No. of Shares
Name and Address                                of Class            % of Class
----------------                                -------------       ----------

Class A
-------

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                        3,040,243          14.13%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                          1,841,791          8.56%

Wells Fargo Clearing Services, LLC
Special Custody Account for the Exclusive
Benefit of Customer
2801 Market St.
Saint Louis, MO 63103-2523                          1,556,949          7.23%

Class B
-------

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                          7,806            12.07%

Class C
-------

JP Morgan Securities LLC
For the Exclusive Benefit of Customers
4 Chase Metrotech Center
Brooklyn, NY 11245-0001                            114,494             8.23%

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                            93,367             6.71%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                        137,602             9.89%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                              117,680             8.46%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                              106,601             7.66%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                         236,581            17.01%

Wells Fargo Clearing Services, LLC
Special Custody Account for the Exclusive
Benefit of Customer
2801 Market St.
Saint Louis, MO 63103-2523                         303,917            21.85%

Advisor Class
-------------

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                      2,279,530            33.53%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                            1,071,098            15.76%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                              396,703             5.84%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                         430,180             6.33%

Raymond James
Omnibus for Mutual Funds
House Account Firm
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                      433,440             6.38%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Blvd., 5th Floor
Weehawken, NJ 07086-6761                           476,830             7.01%

Wells Fargo Clearing Services, LLC
Special Custody Account for the Exclusive
Benefit of Customer
2801 Market St.
Saint Louis, MO 63103-2523                         729,669            10.73%

Class R
-------

First Colonial Family Practice TTEE
First Colonial Family Practice 401K
c/o Fascore LLC
8515 E. Orchard Rd., #2T2
Greenwood Village, CO 80111-5002                   116,945            52.82%

George Maynard TTEE FBO
Spencer Research Inc. 401K PSP
c/o Fascore LLC
8515 E. Orchard Rd., #2T2
Greenwood Village, CO 80111-5002                    35,043            15.83%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                         24,443            11.04%

Class K
-------

Ascensus Trust Co. FBO
International Integrated Solutions
LTD 401(k) Profit Sharing Plan and Trust
P.O. Box 10758
Fargo, ND 58106-0758                                33,961             6.52%

Ascensus Trust Co. FBO
Stepbrand Enterprises
401(k) PS Plan & Trust
P.O. Box 10758
Fargo, ND 58106-0758                                42,454             8.14%

Great-West Trust Company LLC TTEE C
Minnesota Surgical Associates
8515 E. Orchard Rd., #2T2
Greenwood Village, CO 80111-5002                   141,842            27.21%

Great-West Trust Company LLC TTEE C
TAP & Affiliates 401(k)
8515 E. Orchard Rd., #2T2
Greenwood Village, CO 80111-5002                    93,090            17.86%

Great-West Trust Company LLC TTEE
FBO Urology Centers of Alabama P.C.
401K Profit Sharing Retirement Plan
8515 E. Orchard Rd., #2T2
Greenwood Village, CO 80111-5002                    40,974             7.86%

Class I
-------

Ascensus Trust Company FBO
Kerns Frost & Pearlman Retirement Plan
P.O. Box 10758
Fargo, ND 58106-0758                                19,107             9.27%

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                        49,424            23.99%

Nationwide Trust Company FSB
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029                            131,651            63.90%

Class Z
-------

AB MMSRetirement Vintage 2015
1345 Avenue of the Americas
New York, NY 10105-0302                            273,915             8.38%

AB MMSRetirement Vintage 2020
1345 Avenue of the Americas
New York, NY 10105-0302                            524,713            16.05%

AB MMSRetirement Vintage 2025
1345 Avenue of the Americas
New York, NY 10105-0302                            795,764            24.34%

AB MMSRetirement Vintage 2030
1345 Avenue of the Americas
New York, NY 10105-0302                            640,721            19.60%

AB MMSRetirement Vintage 2035
1345 Avenue of the Americas
New York, NY 10105-0302                            196,877             6.02%

Saxon & Co.
VI Omnibus Account VICA
P.O. Box 7780-1888
Philadelphia, PA 19182-0001                        388,621            11.89%

           A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of December 31, 2017.

                                LIMITED DURATION

           To the knowledge of the Fund, as of January 10, 2018, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Fund:

                                                No. of Shares
Name and Address                                of Class            % of Class
----------------                                -------------       ----------

Class A
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                       260,519           12.80%

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                           115,656            5.68%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                        185,705            9.12%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                              224,826           11.05%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                              335,100           16.47%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                         278,412           13.68%

Raymond James
Omnibus for Mutual Funds
House Account Firm
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                      157,737            7.75%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Blvd., 5th Floor
Weehawken, NJ 07086-6761                           122,281            6.01%

Class C
-------

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                        404,130           16.19%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                              985,505           39.48%

National Financial Services LLC
For the Exclusive Benefit of Our
Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                              160,684            6.44%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                         178,864            7.17%

Raymond James
Omnibus for Mutual Funds
House Account Firm
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                      154,810            6.20%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Blvd, 5th Floor
Weehawken, NJ 07086-6761                           185,823            7.44%

Advisor Class
-------------

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                            1,452,227            6.32%

RBC Capital Markets, LLC
Mutual Fund Omnibus Processing Omnibus
Attn: Mutual Fund Operations Manager
60 S.6th Street, MSC P08
Minneapolis, MN 55402-4413                       1,389,985            6.05%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Blvd., 5th Floor
Weehawken, NJ 07086-6761                         2,241,427            9.75%

Class R
-------

AllianceBernstein L.P.
Attn: Brent Mather-Seed Account
1 N. Lexington Avenue
White Plains, NY 10601-1712                          1,003           99.98%

Class K
-------

AllianceBernstein L.P.
Attn: Brent Mather-Seed Account
1 N. Lexington Avenue
White Plains, NY 10601-1712                          1,003           99.98%

Class I
-------

AllianceBernstein L.P.
Attn: Brent Mather-Seed Account
1 N. Lexington Avenue
White Plains, NY 10601-1712                            943           99.98%


           A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of December 31, 2017.

                               UNCONSTRAINED BOND

           To the knowledge of the Fund, as of January 10, 2018, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Fund:

                                                No. of Shares
Name and Address                                of Class            % of Class
----------------                                -------------       ----------

Class A
-------

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                           335,637             7.92%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                               1,311,512            30.94%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                            361,058             8.52%

Sanford Bernstein & Co. LLC
1 N. Lexington Ave., Fl. 17
White Plains, NY 10601-1785                           230,620             5.44%

Wells Fargo Clearing Services, LLC
Special Custody Account for the Exclusive
Benefit of Customer
2801 Market St.
Saint Louis, MO 63103-2523                            309,004             7.29%

Class B
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                              992             6.16%

Ascensus Trust Company
C/F Donna Arciuolo SEP IRA
Ridgefield Park, NJ 07660-1557                          1,808            11.22%

Ascensus Trust Company
Fredericktown Veterinary Clinic
Rachel Ann Lashley
Danville, OH 43014-9502                                 1,170             7.26%

Ascensus Trust Company
Phoenix Boys Choir
Georg W. Stangelberger
Phoenix, AZ 85014-1056                                  2,703            16.77%

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                                1,049             6.51%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                             2,030            12.60%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                              4,841            30.04%

Class C
-------

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                           215,871            13.90%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                 196,244            12.64%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                 474,613            30.57%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                            127,492             8.21%

Raymond James
Omnibus for Mutual Funds
House Account Firm
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                         159,301            10.26%

Wells Fargo Clearing Services, LLC
Special Custody Account for the Exclusive
Benefit of Customer
2801 Market St.
Saint Louis, MO 63103-2523                            148,381             9.56%

Advisor Class
-------------

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310-1995                          1,905,850             8.50%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                          1,441,579             6.43%

Sanford Bernstein & Co. LLC
1 N. Lexington Ave., Fl. 17
White Plains, NY 10601-1712                         1,188,605             5.30%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Blvd., 5th Floor
Weehawken, NJ 07086-6761                            1,983,914             8.85%

Wells Fargo Clearing Services, LLC
Special Custody Account for the Exclusive
Benefit of Customer
2801 Market St.
Saint Louis, MO 63103-2523                          1,263,435             5.63%

Class R
-------

Ascensus Trust Company FBO
Intelligence Pursuit Inc. 401K
P.O. Box 10758
Fargo, ND 58106-0758                                    8,881             6.07%

Matrix Trust Company Cust. FBO
Miscor Group 401(K) Plan & Trust
717 17th Street, Suite 1300
Denver, CO 80202-3304                                  79,672            54.48%

Minnesota Life Insurance Company
400 Robert Street N., Ste. A
Saint Paul, MN 55101-2099                              25,558            17.48%

Voya Institutional Trust Company
Qualified Plan
1 Orange Way, #B3N
Windsor, CT 06095-4773                                 13,718             9.38%

Class K
-------

Great-West Trust Company LLC TTEE C
Stoner, Albright & Company Retirement Plan
8515 E. Orchard Rd., #2T2
Greenwood Village, CO 80111-5002                       17,526            54.75%

Great-West Trust Co. LLC TTEE
FBO Associated Specialist in Nephrology
and Hypertension LLC 401K PSP
8515 E. Orchard Rd., #2T2
Greenwood Village, CO 80111-5002                        6,968            21.77%

Mid Atlantic Trust Company FBO
Roadside Development LLC 401(K) PRO
1251 Waterfront Place, Suite 525
Pittsburgh, PA 15222-4228                               3,023             9.44%

Class I
-------

NFS LLC FEBO
The Northern Trust Company
Mutual Fund Service C-5-South
801 South Canal Street
Chicago, IL 60607-4715                              4,061,499            83.68%

Sanford Bernstein & Co. LLC
1 N. Lexington Ave., Fl. 17
White Plains, NY 10601-1712                           785,624            16.19%

Class Z
-------

AB MMSRetirement Vintage 2015
1345 Avenue of the Americas
New York, NY 10105-0302                               100,510             5.85%

AB MMSRetirement Vintage 2020
1345 Avenue of the Americas
New York, NY 10105-0302                               227,836            13.25%

AB MMSRetirement Vintage 2025
1345 Avenue of the Americas
New York, NY 10105-0302                               169,243             9.84%

AB MMSRetirement Vintage 2030
1345 Avenue of the Americas
New York, NY 10105-0302                               136,756             7.95%

AB Mult-Manager Retirement 2015 CIT
1345 Avenue of the Americas
New York, NY 10105-0302                                87,827             5.11%

AB Multi-Manager Retirement 2020 CIT
1345 Avenue of the Americas
New York, NY 10105-0302                               258,717            15.05%

AB Multi-Manager Retirement 2025 CIT
1345 Avenue of the Americas
New York, NY 10105-0302                               290,919            16.92%

AB Multi-Manager Retirement 2030 CIT
1345 Avenue of the Americas
New York, NY 10105-0302                               234,761            13.66%


           A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of December 31, 2017.

                                  GLOBAL BOND

           To the knowledge of the Fund, as of January 10, 2018, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Fund:

                                                No. of Shares
Name and Address                                of Class            % of Class
----------------                                -------------       ----------

Class A
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                     10,237,602            8.99%

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                          6,611,104            5.81%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                       9,352,737            8.22%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                            16,317,956           14.34%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                        6,628,626            5.82%

Wells Fargo Clearing Services, LLC
Special Custody Account for the Exclusive
Benefit of Customer
2801 Market St.
Saint Louis, MO 63103-2523                        5,741,172            5.04%

Class B
-------

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                              5,290            5.88%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                           5,192            5.77%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd, 4th Floor
Jersey City, NJ 07310                                11,346           12.60%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           15,369           17.07%

Class C
-------

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                          1,340,478            5.65%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                       2,963,497           12.48%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                             3,743,687           15.77%

National Financial Services LLC
For the Exclusive Benefit of Our
Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                             2,047,147            8.62%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                        2,177,298            9.17%

Raymond James
Omnibus for Mutual Funds
House Account Firm
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                     1,553,784            6.55%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Blvd., 5th Floor
Weehawken, NJ 07086-6761                          2,266,817            9.55%

Wells Fargo Clearing Services, LLC
Special Custody Account for the Exclusive
Benefit of Customer
2801 Market St.
Saint Louis, MO 63103-2523                        2,766,378           11.65%

Advisor Class
-------------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                     30,495,483            5.57%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                      29,358,183            5.36%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                            28,171,043            5.15%

National Financial Services LLC
For the Exclusive Benefit of Our
Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                            48,579,669            8.88%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                       49,304,229            9.01%

Class R
-------

Hartford Life Insurance Company
Separate Account 401
Attn: UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999                           2,553,924           25.97%

MassMutual Financial Group
Cust. FBO Massachussetts Mutual
Insurance Company
1295 State Street
Springfield, MA 01111-0001                          897,955            9.13%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                         966,859            9.83%

State Street Bank & Trust as TTEE And/or
Cust. FBO ADP Access
Product
1 Lincoln St.
Boston, MA 02111-2901                             2,173,434           22.10%

Voya Retirement Insurance and Annuity Co.
Qualified Plan
1 Orange Way, #B3N
Windsor, CT 06095-4773                            1,125,788           11.45%

Class K
-------

John Hancock Trust Company LLC
Amtrust Retirement Plan
690 Canton St., Ste. 100
Westwood, MA 02090-2324                           1,289,439           29.15%

National Financial Services LLC
499 Washington Blvd.
Jersey City, NJ 07310                             1,243,500           28.11%

Voya Retirement Insurance and Annuity Co.
Qualified Plan
1 Orange Way, #B3N
Windsor, CT 06095-4773                              271,729            6.14%

Class I
-------

John Hancock Trust Company LLC
Southern California IBEW-NECA Defin.
690 Canton St., Ste. 100
Westwood, MA 02090-2324                          15,442,172           17.29%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                       9,337,678           10.46%

Sanford Bernstein & Co. LLC
1 N. Lexington Ave., 17th Floor
White Plains, NY 10601-1712                      12,370,731           13.85%

Class Z
-------

DCGT Trustee and/or Custodian
FBO PLIC Various Retirement Plans Omnibus
Attn: NPIO Trade Desk
711 High Street
Des Moines, IA 50392-0001                         3,288,394            7.14%

FIIOC as Agent for Certain Employee
Benefits Plans
100 Magellan Way KWIC
Covington, KY 41015-1987                          2,354,142            5.11%

Sanford Bernstein & Co. LLC
1 N. Lexington Ave.
White Plains, NY 10601-1712                       4,885,172           10.60%

Sanford Bernstein & Co. LLC
1 N. Lexington Ave.
White Plains, NY 10601-1712                       4,119,550            8.94%

Voya Retirement Insurance and Annuity Co.
Qualified Plan
1 Orange Way, #B3N
Windsor, CT 06095-4773                            4,717,681           10.24%

           A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of December 31, 2017.

                                  HIGH INCOME

           To the knowledge of the Fund, as of January 10, 2018, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Fund:


                                                No. of Shares
Name and Address                                of Class            % of Class
----------------                                -------------       ----------

Class A
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                     14,257,608               6.93%

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                         12,028,238               5.85%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                      17,324,430               8.42%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                            15,684,064               7.63%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                            23,167,572              11.27%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                       24,303,209              11.82%

Wells Fargo Clearing Services, LLC
Special Custody Account for the Exclusive
Benefit of Customer
2801 Market St.
Saint Louis, MO 63103-2523                       13,820,602               6.72%

Class B
-------

Ascensus Trust Company
C/F Thomas Cekoric, Jr. IRA Rollover
Lambertville, NJ 08530                               11,172               5.75%

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                             14,055               7.23%

Miguel Velazquez Villanueva
MD Retirement Plan
FBO Master Account
San Juan, PR 00910-1587                              12,449               6.41%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           12,864               6.62%

Class C
-------

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                      12,770,600              10.47%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                            22,891,939              18.76%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                      17,147,735              14.05%

Raymond James
Omnibus for Mutual Funds
House Account Firm
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                     8,021,247               6.57%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Blvd., 5th Floor
Weehawken, NJ 07086-6761                          7,151,753               5.86%

Wells Fargo Clearing Services, LLC
Special Custody Account for the Exclusive
Benefit of Customer
2801 Market St.
Saint Louis, MO  63103-2523                      21,446,672              17.58%

Advisor Class
-------------
Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                     41,545,023               8.67%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                      47,075,277               9.82%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                            77,382,964              16.15%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310-1995                       68,474,482              14.29%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                       31,880,709               6.65%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Blvd., 5th Floor
Weehawken, NJ 07086-6761                         36,291,391               7.57%

Wells Fargo Clearing Services, LLC
Special Custody Account for the Exclusive
Benefit of Customer
2801 Market St.
Saint Louis, MO 63103-2523                       36,749,973               7.67%

Class R
-------

Hartford Life Insurance Company
Separate Account 401
Attn: UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999                           3,523,446              36.03%

MassMutual Financial Group
Cust. FBO Massachussetts Mutual
Insurance Company
1295 State Street
Springfield, MA 01111-0001                        1,053,334              10.77%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                         923,725               9.45%

NFS LLC FEBO
Reliance Trust Co. Trustee Custodian
For TRS FBO Various Ret. Plans
1150 S. Olive St., Suite 2700
Los Angeles, CA 90015-2211                          958,961               9.81%

Voya Retirement Insurance and Annuity Co.
Qualified Plan
1 Orange Way, #B3N
Windsor, CT 06095-4773                              697,275               7.13%

Class K
-------

NFS LLC FEBO
Transamerica Life Insurance Co.
1150 S. Olive St.
Los Angeles, CA 90015-2211                       10,798,469              75.83%

State of Florida Employees Deferred
Compensation Plan
FBO Participating Employees
C/O IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029                           1,239,025               8.70%

Class I
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                      2,464,909               7.31%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                       2,291,489               6.79%

Nationwide Trust Company FSB
C/O IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029                           2,266,011               6.72%

NFS LLC FEBO
The Northern Trust Company
Mutual Fund Service C-5-South
801 South Canal Street
Chicago, IL 60607-4715                           11,803,860              35.00%

NFS LLC FEBO
The Northern Trust Company
Mutual Fund Service C-5-South
801 South Canal Street
Chicago, IL 60607-4715                            3,244,470               9.62%

Class Z
-------

AB All Market Income
1345 Avenue of the Americas
New York, NY 10105-0302                           6,226,327              20.04%

AB Conservative Wealth Strategy
1345 Avenue of the Americas
New York, NY 10105-0302                           2,644,357               8.51%

MAC & Co.
Attn: Mutual Fund Operations
500 Grant Street
Room 151-1010
Pittsburgh, PA 15219-2502                         2,236,924               7.20%

MAC & Co.
Attn: Mutual Fund Operations
500 Grant Street
Room 151-1010
Pittsburgh, PA 15219-2502                         2,567,640               8.27%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                       1,960,776               6.31%

Voya Retirement Insurance and Annuity Co.
Qualified Plan
1 Orange Way, #B3N
Windsor, CT 06095-4773                            1,723,083               5.55%


           A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of December 31, 2017.

                               CREDIT LONG/SHORT

           To the knowledge of the Fund, as of January 10, 2018, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Fund:

                                                No. of Shares
Name and Address                                of Class            % of Class
----------------                                -------------       ----------

Class A
-------

AllianceBernstein L.P.
Attn: Brent Mather-Seed Account
1 N. Lexington Avenue
White Plains, NY 10601-1712                          1,000            13.93%

Ascensus Trust Company
C/F Donna M. Scotland IRA Rollover
Millis, MA 02054-1435                                1,942            27.06%

Ascensus Trust Company
JMF Computer Services, Inc.
Jeff M. Flynn
Scranton, PA 18508-2212                                374             5.21%

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                             1,355            18.88%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07305-2052                           2,476            34.50%

Class C
-------

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                             7,897            29.43%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                         17,936            66.84%

Advisor Class
-------------

AllianceBernstein L.P.
Attn: Brent Mather-Seed Account
1 N. Lexington Avenue
White Plains, NY 10601-1712                      1,998,000            96.38%

           A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of December 31, 2017.

                                  INCOME FUND

           To the knowledge of the Fund, as of January 10, 2018, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Fund:

                                                No. of Shares
Name and Address                                of Class            % of Class
----------------                                -------------       ----------

Class A
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                      5,977,641             17.51%

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                          4,126,271             12.09%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                             2,995,980              8.78%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                             5,350,096             15.67%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                        2,862,617              8.39%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Blvd., 5th Floor
Weehawken, NJ 07086-6761                          1,787,649              5.24%

Class C
-------

JP Morgan Securities LLC
For the Exclusive Benefit of Customers
4 Chase Metrotech Center
Brooklyn, NY 11245-0001                             968,619            10.13%

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                            638,595             6.68%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                             2,968,881            31.05%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                               601,938             6.29%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                        1,794,560            18.77%

Raymond James
Omnibus for Mutual Funds
House Account Firm
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                       930,253             9.73%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Blvd., 5th Floor
Weehawken, NJ 07086-6761                            804,054             8.41%

Advisor Class
-------------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                     32,635,416            12.08%

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                         19,173,512             7.09%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                            49,950,518            18.48%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310-1995                       40,649,079            15.04%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                       21,383,213             7.91%

Raymond James
Omnibus for Mutual Funds
House Account Firm
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                    16,376,142             6.06%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Blvd., 5th Floor
Weehawken, NJ 07086-6761                         33,796,995            12.51%


           A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of December 31, 2017.

                                   TAX-AWARE

           To the knowledge of the Fund, as of January 10, 2018, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Fund:

                                                No. of Shares
Name and Address                                of Class            % of Class
----------------                                -------------       ----------

Class A
-------

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                               165,702           23.05%

RBC Capital Markets, LLC
Mutual Fund Omnibus Processing Omnibus
Attn: Mutual Fund Operations Manager
60 S.6th Street, MSC P08
Minneapolis, MN 55402-4413                          442,231           61.52%

Class C
-------

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                             24,041           25.59%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                65,161           69.37%

Advisor Class
-------------

AllianceBernstein L.P.
Attn: Brent Mather-Seed Account
1 N. Lexington Avenue
White Plains, NY 10601-1712                         902,604           14.92%

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                      2,571,131           42.51%

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                            473,179            7.82%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                             1,346,239           22.26%


           A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of December 31, 2017.

Custodians and Accounting Agents
--------------------------------

           State Street, c/o State Street Corporation CCB/5, 1 Iron Street, Boston, Massachusetts 02210, acts as the custodian and as accounting agent for Intermediate Bond, Limited Duration, Credit Long/Short, Income Fund and Tax-Aware, but plays no part in deciding on the purchase or sale of portfolio securities. Subject to the supervision of each Fund's Directors, State Street may enter into subcustodial agreements for the holding of the Fund's foreign securities.

           BBH, 50 Post Office Square, Boston, MA 02110, acts as the custodian and as accounting agent for Unconstrained Bond, Global Bond and High Income but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of each Fund's Directors, BBH may enter into subcustodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

           ABI, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, NY 10105, is the Principal Underwriter of shares of the Funds, and as such may solicit orders from the public to purchase shares of the Funds. Under the Distribution Services Agreement, each Fund has agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

           Legal matters in connection with the issuance of the shares of a Fund offered hereby are passed upon by Seward & Kissel LLP, 901 K Street NW, Suite 800, Washington, DC 20001.

Independent Registered Public Accounting Firm
---------------------------------------------

           Ernst & Young LLP, 5 Times Square, New York, NY 10036, has been appointed as the independent registered public accounting firm for the Funds.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

           The Funds, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

           The Funds have adopted the Adviser's proxy voting policies and procedures. A description of the Adviser's proxy voting policies and procedures is attached as Appendix A.

           Information regarding how each Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available: (1) without charge, upon request, by calling (800) 227-4618; or through the Fund's website at www.abfunds.com; or both; and (2) on the SEC's website at www.sec.gov.

Additional Information
----------------------

           Shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by a Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C., or on the Internet at www.abfunds.com.

-------------------------------------------------------------------------------

        FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC
                                ACCOUNTING FIRM

-------------------------------------------------------------------------------

           The financial statements of each of Intermediate Bond, Unconstrained Bond, High Income, Credit Long/Short, Income Fund and Tax-Aware for the fiscal year ended October 31, 2017 and the report of Ernst & Young LLP, the independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual reports were filed on Form N-CSR with the SEC on January 5, 2018.

           The financial statements of Limited Duration and Global Bond for the fiscal year ended September 30, 2017 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The Funds' annual reports were filed on Form N-CSR with the SEC on December 8, 2017.

           The annual reports are available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.abfunds.com.

                                                                  Appendix A

[A/B]
[LOGO](R)

                  Proxy Voting and Governance Policy Statement

                                  Introduction

As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients' best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights and transparency.

We have an obligation to vote proxies in a timely manner and we apply the principles in our Proxy Voting and Governance Policy ("Proxy Voting and Governance Policy" or "Policy") and this policy statement to our proxy decisions. We believe a company's environmental, social and governance ("ESG") practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm's Statement of Policy Regarding Responsible Investment ("RI Policy").

Our Proxy Voting and Governance Policy, which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AB's investment management subsidiaries and investment services groups investing on behalf of clients globally. Both this Statement and the Policy are intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting ("Proxy Managers"), in order to ensure that our proxy voting policies and procedures are implemented consistently. Copies of the Policy, the RI Policy and our voting records, as noted below in "Voting Transparency", can be found on our Internet site (www.alliancebernstein.com).

We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from the Policy.

                       Research Underpins Decision Making

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Voting and Governance Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Voting and Governance Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review this Statement and the Policy no less frequently than annually. In addition, the Proxy Voting and Governance Committee meets at least three times a year and as necessary to address special situations.

                               Research Services

We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services ("ISS"). All our investment professionals can access these materials via the Proxy Manager and/or Proxy Voting and Governance Committee.

Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Proxy Voting and Governance Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the Proxy Manager(s), who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

                            Proxy Voting Guidelines

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in the Proxy Voting and Governance Policy. We assess each proxy proposal in light of these principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

Our proxy voting guidelines pertaining to specific issues are set forth in the Policy and include guidelines relating to board and director proposals, compensation proposals, capital changes and anti-takeover proposals, auditor proposals, shareholder access and voting proposals, and environmental, social and disclosure proposals. The following are examples of specific issues within each of these broad categories:

Board and Director Proposals: Election of Directors
---------------------------------------------------

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company's shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled and may take into account affiliations, related-party transactions and prior service to the company. We consider the election of directors who are "bundled" on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group's qualifications.

Capital Changes and Anti-Takeover Proposals: Authorize Share Repurchase
-----------------------------------------------------------------------

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

Auditor Proposals:  Appointment of Auditors
-------------------------------------------
We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation.

We recognize that there may be inherent conflicts when a company's independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm's auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different standard, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company's audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

Shareholder Access and Voting Proposals: Proxy Access for Annual Meetings
-------------------------------------------------------------------------
These proposals allow "qualified shareholders" to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the US Securities and Exchange Commission ("SEC") in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company's annual proxy statement alongside management nominees.

We may vote against proposals that use requirements that are stricter than the SEC's framework including implementation restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or include their own competing, more strict, proposals on the same ballot.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

Environmental, Social and Disclosure Proposals: Lobbying and Political Spending
-------------------------------------------------------------------------------
We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

We generally vote proposals in accordance with these guidelines but, consistent with our "principles-based" approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients' best interests.

                             Conflicts of Interest

As a fiduciary, we always must act in our clients' best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics ("Code") to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which we or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, we have established procedures for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients' best interests and are not the product of a conflict. These procedures include compiling a list of companies and organizations whose proxies may pose potential conflicts of interest (e.g., if such company is our client) and reviewing our proposed votes for these companies and organizations in light of the Policy and ISS's recommendations. If our proposed vote is contrary to, or not contemplated in, the Policy, is consistent with a client's position and is contrary to ISS's recommendation, we refer to proposed vote to our Independent Compliance Officer for his determination.

In addition, our Proxy Voting and Governance Committee takes reasonable steps to verify that ISS continues to be independent, including an annual review of ISS's conflict management procedures. When reviewing these conflict management procedures, we consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

                              Voting Transparency

We publish our voting records on our Internet site (www.alliancebernstein.com) quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

                                 Recordkeeping

All of the records referenced in our Policy will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the U.S. rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.